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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number____811-6114__________________________________
______________American Performance Funds________________________________________
                              (Exact name of registrant as specified in charter)
______________3435 Stelzer Rd. Columbus, OH 43219_______________________________
                     (Address of principal executive offices)    (Zip code)
______________BISYS Fund Services 3435 Stelzer Rd. Columbus, OH 43219___________
                                     (Name and address of agent for service)
Registrant's telephone number, including area code:___614-470-8000______________

Date of fiscal year end:____08/31/03______________________

Date of reporting period:___08/31/03_____________________

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.   Reports to Stockholders.

          Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

[LOGO] American Funds

                          AMERICAN PERFORMANCE FUNDS

                    The Right Fit For Your Investment Goals

[LOGO] American Funds


                                 ANNUAL REPORT

                                August 31, 2003

GLOSSARY OF TERMS

The growth of $10,000 investment charts represent a hypothetical investment in the indicated share class versus a similar investment in the Fund's benchmark or peer group, and represents the reinvestment of dividends and capital gains.

Beta is the measure of systematic risk of a security. Beta (or beta coefficient) is a means of measuring the volatility of a security or portfolio of securities in comparison with the market as a whole.

Gross Domestic Product Growth (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

Lipper Balanced Funds Average is comprised of managed mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

Lipper Intermediate Investment-Grade Debt Funds Average is comprised of managed mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper Intermediate Municipal Debt Funds Average is comprised of managed mutual funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Lipper Large-Cap Growth Funds Average is comprised of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Value Funds Average is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Short Intermediate Investment-Grade Debt Funds Average is comprised of managed mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

Lipper Short Investment-Grade Debt Funds Average is comprised of managed mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

Lipper Small-Cap Core Funds Average is comprised of managed mutual funds that by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Price-to-Book Ratio - The ratio of price-to-book value gives an investor an idea about the relationship between the stock's price and the company's underlying value. Other things being equal, people who invest for value prefer companies with a low ratio of price-to-book value.

Price-to-Earnings Ratio - A valuation ratio of a company's current share price to its per-share earnings. A high P/E means high projected earnings in the future.

Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

LETTER FROM THE CHAIRMAN AND INVESTMENT ADVISER


Dear Shareholders:

We are pleased to provide you with this annual report for the American Performance Funds. You will find comments from your portfolio manager regarding your Fund's investment strategy and performance for the 12-month period ended August 31, 2003.

Markets turn a corner

The fiscal year began under a cloud of uncertainty and ended on a ray of optimism. Early in the period, corporate accountability issues, growing tensions with Iraq and sluggish economic growth created a climate of nervousness among investors. The bond market continued to benefit from this environment, and the stock market struggled.

Nevertheless, a swift victory in Iraq combined with better-than-expected earnings in the first calendar quarter of 2003 helped ease some of the fears shrouding the stock market. Investors turned their attention to the U.S. economy and its likely prospects for a sustained recovery. Investment dollars returned to the stock market, and sectors that had suffered the most during the bear market--primarily technology and other higher-risk sectors--benefited the most. At the same time, affection for bonds subsided. As investors looked ahead, they feared an improving economy would lead to higher interest rates, which would not bode well for bond prices.

Stick with a sound strategy

Although we remain optimistic regarding the stock market and its upside potential, we believe it is not a time to abandon your long-term, diversified investment strategy. Throughout the past fiscal year the financial markets both benefited and suffered from the evolving economic and political landscape and changing investor sentiment, underscoring the need to remain invested in stocks and bonds.

No one knows for certain how the financial markets may react to various events and influences. Therefore, the best approach may be to invest in a diversified portfolio of stock and bond mutual funds, according to your financial goals, tolerance for risk and investment timeframe.

Key principles guide our practices

Investors may face continued volatility in the months to come, as the economy attempts to gain ground and companies work to improve their earnings. As always, such factors suggest a commitment to broad portfolio diversification and a long-term perspective on performance. These principles, as well as our unwavering commitment to risk management, will continue to guide our efforts as we help you pursue your investment objectives.

We appreciate your continued investment in the American Performance Funds, and if you have any questions about your account, please call us at 1-800-762-7085, or visit us on the Web at www.apfunds.com.

Sincerely,
/s/ Walter B. Grimm
Walter B. Grimm
Chairman
American Performance Funds

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.
For more complete information on any of the Funds, including fees, expenses and sales charges, please call 1-800-762-7085 for a prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus, which contains more complete information on any of the Funds, including fees, expenses and sales charges.
The American Performance Funds are distributed by BISYS Fund Services, Limited Partnership.
Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Bank of Oklahoma, N.A., any of its affiliates or the distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.

AMERICAN PERFORMANCE MONEY MARKET FUNDS

Money market investors faced the lowest interest-rate environment in decades, as the Federal Reserve's two easing moves during the fiscal year pushed the federal funds rate to 1.00%. For the first time in years, the Federal Reserve was focused not on fighting inflation, but on combating potential deflation. This sentiment created unprecedented challenges for money market funds.

The American Performance Cash Management Fund

Our key strategy was to attempt to stay ahead of the Federal Reserve's anticipated rate cuts. In particular, we focused on the higher yields from longer-term agency securities and commercial paper, thus extending the Fund's weighted average maturity. Within this framework, we focused on a value-oriented approach, purchasing small, odd lots of securities that brokers were willing to sell at discounted prices. We also purchased floating-rate notes that represented good value.

Given that the Federal Reserve appears to remain concerned about the potential for a deflationary environment, it seems unlikely it will raise rates any time soon. We will continue to look for opportunities to help increase the Fund's yield for shareholders without sacrificing credit quality.

The American Performance U.S. Treasury Fund

The Fund maintained its AAA-rating--the highest available--from Standard & Poor's and Moody's Investors Service./1/

We continued to invest primarily in high-quality overnight repurchase agreements to maintain liquidity for the Fund's shareholders. Unfortunately, though, as short-term interest rates continued to fall during the fiscal year, yields on overnight securities felt the brunt of the decline.

The American Performance Institutional Cash Management Fund

The Standard and Poor's and Moody's Investors Service awarded the Fund an AAA rating for the period./1/

We attempted to stay ahead of the Federal Reserve's anticipated rate cuts by focusing on the higher yields available from longer-term agency securities and commercial paper. Within this framework, we focused on a value-oriented approach, purchasing small, odd lots of securities that brokers were willing to sell at discounted prices. We also purchased floating-rate notes that represented good value.

Looking ahead, we expect interest rates to remain at their current low levels well into 2004. Given that we believe the Federal Reserve appears to remain concerned about the potential for a deflationary environment, it seems unlikely it will raise rates any time soon. We will continue to look for opportunities to increase the Fund's yield without sacrificing credit quality or liquidity.

The American Performance Institutional U.S. Treasury Fund

The Fund continued to receive a AAA rating from Standard & Poor's and Moody's Investors Service./1/

We continued to invest primarily in high-quality overnight repurchase agreements to maintain liquidity for the Fund's shareholders. Unfortunately, though, as short-term interest rates continued to fall during the fiscal year, yields on overnight securities felt the brunt of the decline.

Past performance is not predictive of future results.
/1/ The American Performance U.S. Treasury Fund, the American Performance Institutional Cash Management Fund and the American Performance Institutional U.S. Treasury Fund are AAA rated by Standard & Poor's and Moody's Investor Service. This rating is historical and is based upon the Fund's credit quality, market exposure and management.
An investment in the money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

THE AMERICAN PERFORMANCE INTERMEDIATE TAX-FREE BOND FUND

For the 12 months ended August 31, 2003, the American Performance Intermediate Tax-Free Bond Fund posted a total return of 2.47% (without sales charge). This compares to the total return of 2.48% for the Fund's peer group, the Lipper Intermediate Municipal Debt Funds Average./1/ The Fund's benchmark, the Lehman Brothers Municipal Bond Index, posted a total return of 3.14%.

Municipal-bond issuances remained relatively high throughout the fiscal year, due to the low interest rate environment. High-quality municipal bonds benefited from the general "flight to quality" that characterized the financial markets early in the fiscal year. Declining interest rates and a dismal stock market helped fuel ongoing investor interest in the bond markets. However, as the 12-month period progressed, investors showed a greater willingness to take on risk in order to capture higher yields, and the lower-quality areas of the municipal market performed the best.

We focused on high-quality municipal bonds with insurance protection. This strategy contributed to the Fund's relative under-performance, because bonds with A and BBB ratings performed the best during the 12-month period ended August 31, 2003. In addition, we focused on bonds in the seven- to eight-year maturity range--the steepest area of the yield curve. Nevertheless, longer-term securities performed better, and this strategy contributed to the Fund's under-performance.

The average credit quality of the Fund's underlying securities remained high, ending the year as of August 31, 2003 at AAA. (as rated by Standard & Poor's)./2/

 AVERAGE ANNUAL TOTAL RETURN

                             8/31/03 Load* No-Load
                             ---------------------
                             1 Year  0.08%   2.47%
                             ---------------------
                             5 Year  3.85%   4.38%
                             ---------------------
                             10 Year 4.62%   4.89%

* Reflects 2.50% maximum sales charge

                                     [CHART]

VALUE OF A $10,000 INVESTMENT/1/

            Intermediate            Intermediate
           Tax-Free Bond           Tax-Free Bond         Lehman Brothers
            Fund (Load)*           Fund (No-Load)      Municipal Bond Index
           ---------------         --------------     ----------------------
8/31/93         $ 9,747               $10,000                 $10,000
                  9,878                10,134                  10,114
  12/93          10,004                10,264                  10,256
                  9,623                 9,873                   9,693
                  9,720                 9,972                   9,800
                  9,779                10,033                   9,867
  12/94           9,652                 9,903                   9,726
                 10,223                10,489                  10,413
                 10,462                10,734                  10,664
                 10,703                10,981                  10,971
  12/95          10,977                11,262                  11,424
                 10,916                11,200                  11,286
                 10,970                11,255                  11,372
                 11,161                11,451                  11,633
  12/96          11,385                11,681                  11,929
                 11,374                11,670                  11,901
                 11,673                11,976                  12,311
                 11,939                12,249                  12,682
  12/97          12,213                12,531                  13,026
                 12,314                12,634                  13,176
                 12,462                12,786                  13,377
                 12,816                13,150                  13,787
  12/98          12,880                13,215                  13,870
                 12,947                13,284                  13,993
                 12,704                13,034                  13,746
                 12,690                13,020                  13,691
  12/99          12,640                12,969                  13,585
                 12,949                13,286                  13,982
                 13,098                13,439                  14,193
                 13,372                13,719                  14,537
  12/00          13,877                14,238                  15,172
                 14,144                14,512                  15,509
                 14,246                14,617                  15,610
                 14,563                14,941                  16,048
  12/01          14,487                14,864                  15,950
                 14,588                14,968                  16,100
                 15,032                15,423                  16,689
                 15,618                16,024                  17,482
  12/02          15,613                16,019                  17,482
                 15,726                16,135                  17,692
                 16,005                16,421                  18,148
8/31/03          15,709                16,117                  17,644


*  Reflects 2.50% maximum sales charge.


Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

/1/ See Glossary of Terms for additional information.
/2 /The composition of the Fund's portfolio is subject to change.
Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged.
 The waiver/reimbursement may stop at any time.
The performance of the American Performance Intermediate Tax-Free Bond Fund is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index that is considered to be representative of the performance of the municipal bond market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

THE AMERICAN PERFORMANCE SHORT-TERM INCOME FUND

For the 12-month period ended August 31, 2003, the American Performance Short-Term Income Fund posted a total return of 4.12% (without sales charge). This compares favorably to the total return of 3.01% for the Fund's peer group, the Lipper Short Investment-Grade Debt Funds Average./1/ The Fund's benchmark, the Merrill Lynch 1-5 Year U.S. Government/Corporate Index, posted a total return of 4.22%.

Interest rates continued to decline throughout most of the fiscal year, with the greatest movement occurring at the short end of the yield curve. The Federal Reserve cut interest rates twice during the period, pushing the federal funds rate to 1.00%, the lowest level in decades. In addition, uncertainties leading up to the war in Iraq and eventually the war itself helped keep rates low.

A swift and successful conclusion to the major combat in Iraq brought a renewed sense of optimism to the financial markets. Investors turned their attention to the U.S. economy and the likely prospects for a sustained recovery. In response, interest rates started moving upward in June 2003 before leveling off in August 2003.

The key contributor to the Fund's out-performance was our consistent and significant exposure to corporate bonds. In the fall of 2002, we increased the Fund's exposure to high-quality corporate bonds, at a time when the sector was suffering from earnings woes and the fallout from several high-profile corporate bankruptcies and scandals. Our position was that the market overreacted and unfairly punished many corporate bonds in a "guilt by association" mentality. On the bright side, this sentiment created many attractive valuation opportunities among corporate bonds.

In time, the ongoing demand for Treasuries pushed yields to record lows, and investors showed a greater willingness to take on additional risk to capture higher yields. In addition, better economic growth and improving corporate earnings increased the attractiveness of corporate bonds. These factors caused corporate bonds to appreciate in value, and the Fund's performance benefited from this trend.

We also maintained a relatively short duration (sensitivity to interest rate changes) and kept the Fund's average maturity fairly short. These strategies were positive influences on the Fund's relative performance as interest rates headed upward during the final months of the fiscal year.

The average credit quality of the Fund's underlying securities remained high, ending the year as of August 31, 2003 at AA1 (as rated by Standard & Poor's)./2/


 AVERAGE ANNUAL TOTAL RETURN

                         8/31/03         Load* No-Load
                         -----------------------------
                         1 Year          2.04%   4.12%
                         -----------------------------
                         5 Year          5.59%   6.02%
                         -----------------------------
                         Since Inception 6.06%   6.30%
                         (10/19/94)

* Reflects 2.00% maximum sales charge.

                                    [CHART]

VALUE OF A $10,000 INVESTMENT/1/


                                                      Merrill Lynch
        Short-Term Income     Short-Term Income    1-5-Yr. U.S. Govt./
          Fund (Load)*          Fund (No-Load)         Corp. Index
        -----------------     -----------------    -------------------
10/19/94     $ 9,804              $10,000                 $10,000
   12/94       9,786                9,982                   9,973
               9,975               10,175                  10,360
              10,197               10,401                  10,777
              10,337               10,543                  10,941
   12/95      10,618               10,830                  11,266
              10,613               10,826                  11,256
              10,687               10,901                  11,349
              10,861               11,078                  11,542
   12/96      11,079               11,301                  11,786
              11,126               11,349                  11,831
              11,428               11,657                  12,126
              11,714               11,948                  12,401
   12/97      11,946               12,185                  12,630
              12,157               12,400                  12,825
              12,381               12,628                  13,039
              12,669               12,922                  13,525
   12/98      12,826               13,082                  13,600
              12,987               13,247                  13,656
              13,004               13,265                  13,687
              13,185               13,449                  13,841
   12/99      13,280               13,545                  13,898
              13,478               13,747                  14,075
              13,725               14,000                  14,312
              14,059               14,341                  14,679
   12/00      14,468               14,758                  15,132
              14,837               15,133                  15,612
              15,016               15,316                  15,773
              15,434               15,743                  16,431
   12/01      15,565               15,877                  16,490
              15,621               15,934                  16,473
              16,027               16,347                  16,975
              16,272               16,598                  17,559
   12/02      16,541               16,871                  17,795
              16,687               17,021                  17,996
              16,884               17,222                  18,294
 8/31/03      16,852               17,189                  18,070


*  Reflects 2.00% maximum sales charge.


Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.
/1/ See Glossary of Terms for additional information.
/2 /The composition of the Fund's portfolio is subject to change.
Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waiver/reimbursement may stop at any time.
The performance of the American Performance Short-Term Income Fund is measured against the Merrill Lynch 1-5-Year U.S. Government/Corporate Index, an unmanaged index considered to be representative of the performance of investment-grade bonds with maturities of less than five years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

THE AMERICAN PERFORMANCE INTERMEDIATE BOND FUND

For the 12-month period ended August 31, 2003, the American Performance Intermediate Bond Fund posted a total return of 4.99% (without sales charge). This compares to the return of 3.92% for the Fund's peer group, the Lipper Short-Intermediate Investment-Grade Debt Funds Average./1/ The Fund's benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index, posted a total return of 5.25%.

Overall, the bond market continued to generate positive performance during the one-year period. Interest rates continued to decline throughout most of the fiscal year, primarily due to uncertainties and nervousness leading up to the war in Iraq and eventually the war itself. A swift conclusion to the major combat in Iraq brought a renewed sense of optimism to the financial markets. Investors turned their attention back to the U.S. economy and the likely prospects for a sustained recovery. In response, interest rates starting moving upward in June 2003 and leveled off in August 2003.

The key contributors to the Fund's out-performance were our consistent and significant exposure to corporate bonds and our strategies regarding average maturity and duration (sensitivity to interest rate changes). Corporate bonds fell out of favor early in the fiscal year, primarily due to earnings woes and the fallout from several corporate bankruptcies and scandals. Nevertheless, we felt the market overreacted and unfairly punished many bonds in the corporate sector. As many investors were fleeing to the highest-quality bonds, we were taking advantage of the attractive value opportunities in the higher-quality corporate market.

As the ongoing demand for Treasuries pushed yields to record lows, investors eventually started to seek higher yields. This desire for yield enhancement led to a renewed interest in corporate bonds, beginning in early 2003. Stronger economic growth and better earnings results also encouraged investors to return to the corporate market. These factors sparked a rally among corporate bonds, and the Fund's performance benefited from this trend.

Our other key strategies involved maintaining a relatively short duration and keeping the Fund's average maturity fairly short. These efforts were positive influences on the Fund's relative performance as interest rates headed upward during the final months of the fiscal year.

The average credit quality of the underlying securities in the Fund remained high, ending the year as of August 31, 2003 with an AA1 rating (as rated by Standard & Poor's)./2/

 AVERAGE ANNUAL TOTAL RETURN

                             8/31/03 Load* No-Load
                             ---------------------
                             1 Year  2.38%   4.99%
                             ---------------------
                             5 Year  5.26%   5.80%
                             ---------------------
                             10 Year 5.23%   5.49%

* Reflects the maximum sales charge of 2.50%.

                                    [CHART]

VALUE OF A $10,000 INVESTMENT/1/

                                                         Lehman Brothers
                                                              Inter.
              Intermediate Bond    Intermediate Bond       Govt./Credit
                Fund (Load)*         Fund (No-Load)         Bond Index
              -----------------    -----------------    -------------------
8/31/93            $ 9,753               $10,000             $10,000
                     9,791                10,038              10,042
  12/93              9,793                10,041              10,058
                     9,588                 9,831               9,854
                     9,513                 9,754               9,795
                     9,566                 9,808               9,875
  12/94              9,548                 9,790               9,864
                     9,836                10,085              10,297
                    10,204                10,463              10,811
                    10,371                10,633              10,990
  12/95             10,718                10,989              11,377
                    10,549                10,816              11,282
                    10,607                10,876              11,352
                    10,799                11,073              11,554
  12/96             11,032                11,312              11,837
                    11,041                11,320              11,823
                    11,373                11,661              12,172
                    11,690                11,986              12,501
  12/97             11,920                12,222              12,768
                    12,096                12,402              12,967
                    12,321                12,633              13,212
                    12,716                13,038              13,805
  12/98             12,730                13,052              13,846
                    12,803                13,127              13,819
                    12,789                13,112              13,765
                    12,904                13,230              13,891
  12/99             12,930                13,257              13,899
                    13,127                13,460              14,108
                    13,341                13,679              14,347
                    13,678                14,025              14,760
  12/00             14,116                14,474              15,305
                    14,488                14,855              15,824
                    14,668                15,039              15,930
                    15,119                15,502              16,663
  12/01             15,234                15,619              16,677
                    15,225                15,611              16,640
                    15,638                16,034              17,231
                    15,986                16,390              18,012
  12/02             16,303                16,716              18,317
                    16,523                16,942              18,593
                    16,839                17,265              19,099
8/31/03             16,649                17,070              18,624


*  Reflects 2.50% maximum sales charge.



Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.
/1/ See Glossary of Terms for additional information.
/2 /The composition of the Fund's portfolio is subject to change.
Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waiver/reimbursement may stop at any time.
The performance of the American Performance Intermediate Bond Fund is measured against the Lehman Brothers Intermediate Government/Credit Bond Index, an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than 10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

THE AMERICAN PERFORMANCE BOND FUND


For the 12-month period ended August 31, 2003, the American Performance Bond Fund posted a total return of 5.02% (without sales charge). This compares favorably to the total return of 4.59% for the Fund's peer group, the Lipper Intermediate Investment Grade Debt Funds Average./1/ The Fund's benchmark, the Citigroup Broad (Investment-Grade) Bond Index, posted a total return of 4.43%.

Interest rates continued to decline during most of the fiscal year, primarily due to uncertainties leading up to the war in Iraq and eventually the war itself. Nevertheless, a swift conclusion to the major combat in Iraq brought a renewed sense of optimism to the financial markets. Investors turned their attention to the U.S. economy and the likely prospects for a sustained recovery. In response, interest rates started moving upward in June 2003 before leveling off in August 2003.

The key contributor to the Fund's out-performance was our consistent and significant exposure to corporate bonds. Early in the fiscal year corporate bonds suffered due to a number of factors, including earnings woes and the fallout from several corporate bankruptcies and scandals. Our position was that the market overreacted and unfairly punished the entire corporate sector. Therefore, while many investors jumped on the flight-to-quality bandwagon, we took advantage of the attractive opportunities in the higher-quality corporate market.

As the ongoing demand for Treasuries pushed yields to record lows; investors showed a greater willingness to take on additional risk to capture higher yields. This desire for yield enhancement led to an increased interest in corporate bonds, beginning in early 2003. In addition, stronger economic growth and better earnings results encouraged investors to return to the corporate market. These factors caused corporate bonds to appreciate in value, and the Fund's performance benefited from this trend.

We also maintained a relatively short duration (sensitivity to interest rate changes) and kept the Fund's average maturity fairly short. These strategies were positive influences on the Fund's relative performance as interest rates headed upward during the final months of the fiscal year.

As of August 31, 2003, the average credit quality of the Fund's underlying securities remained high, ending the year with an AA1 rating (as rated by Standard & Poor's)./2/


 AVERAGE ANNUAL TOTAL RETURN

                             8/31/03 Load* No-Load
                             ---------------------
                             1 Year  1.83%   5.02%
                             ---------------------
                             5 Year  5.57%   6.21%
                             ---------------------
                             10 Year 5.80%   6.12%

* Reflects 3.00% maximum sales charge.

                                    [CHART]

VALUE OF A $10,000 INVESTMENT/1/

                                             Citigroup Broad
              Bond Fund      Bond Fund      (Investment Grade)
               (Load)*       (No-Load)          Bond Index
              ---------      ---------    ------------------------
8/31/93       $ 9,701         $10,000            $10,000
                9,766          10,067             10,034
  12/93         9,723          10,022             10,036
                9,439           9,730              9,755
                9,355           9,643              9,661
                9,369           9,657              9,713
  12/94         9,366           9,655              9,751
                9,689           9,987             10,244
               10,212          10,526             10,873
               10,393          10,713             11,079
  12/95        10,877          11,211             11,560
               10,579          10,905             11,358
               10,594          10,920             11,414
               10,774          11,106             11,627
  12/96        11,061          11,401             11,978
               10,980          11,317             11,916
               11,406          11,757             12,346
               11,836          12,201             12,756
  12/97        12,172          12,546             13,132
               12,381          12,762             13,344
               12,711          13,102             13,653
               13,154          13,558             14,219
  12/98        13,172          13,577             14,277
               13,160          13,565             14,211
               13,036          13,437             14,079
               13,110          13,514             14,181
  12/99        13,071          13,473             14,158
               13,352          13,763             14,468
               13,537          13,954             14,714
               13,918          14,347             15,162
  12/00        14,500          14,946             15,799
               14,928          15,387             16,287
               15,049          15,512             16,370
               15,641          16,122             17,142
  12/01        15,799          16,285             17,145
               15,729          16,213             17,157
               16,283          16,784             17,761
               16,945          17,466             18,578
  12/02        17,284          17,816             18,875
               17,502          18,041             19,140
               18,045          18,600             19,631
8/31/03        17,568          18,108             19,097

*  Reflects 3.00% maximum sales charge.


Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.
/1/ See Glossary of Terms for additional information.
/2 /The composition of the Fund's portfolio is subject to change.
Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waiver/reimbursement may stop at any time.
The performance of the American Performance Bond Fund is measured against the Citigroup Broad (Investment Grade) Bond Index (formerly known as the Salomon Brothers Broad (Investment Grade) Bond Index, an unmanaged index considered to be representative of the performance of investment-grade corporate and U.S. Government bonds in general. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

THE AMERICAN PERFORMANCE BALANCED FUND

For the 12-month period ended August 31, 2003, the American Performance Balanced Fund posted a total return of 9.93% (without sales charge). This compares to the total return of 9.02% for the Fund's peer group, the Lipper Balanced Funds Average./1/ The Fund's benchmarks, the S&P 500 Stock Index and the Citigroup Broad (Investment-Grade) Bond Index, posted total returns of 12.06% and 4.43%, respectively.

Uncertainties leading up to the war in Iraq--and eventually the war itself--created an aura of nervousness and insecurity, and the stock market struggled. Interest rates continued to decline, and bonds continued to rally. Nevertheless, a swift conclusion to the major combat in Iraq brought a renewed sense of optimism to the financial markets. Investors turned their attention to the U.S. economy and the likely prospects for a sustained recovery. In response, interest rates starting moving upward in June 2003 before leveling off in August 2003.

With a renewed sense of confidence, investors shed their insecurities and returned to the stock market. But the stocks they favored were those that had suffered the greatest during the bear market. In general, lower-quality, higher-risk stocks soared, outperforming their higher-quality, lower-risk counterparts.

We continued to overweight stocks, which reached a high of approximately 71% of the Fund before finishing the fiscal year at 69%. Given the strong results of the bond market for the last few years, we felt the stock market offered better return potential. Within the stock portfolio, we continued to set the Fund apart from many of its peers by investing in a wide assortment of securities, including growth and value stocks and large-, mid- and small-cap stocks. We slightly increased the portfolio's exposure to small-cap stocks during the fiscal year, which was an effective strategy. Small-cap stocks out-performed larger issues for the 12-month period ended August 31, 2003./2/

We maintained a significant weighting to corporate bonds during the fiscal year. Early in the period valuations on high-quality corporate bonds were particularly attractive, and we increased the portfolio's weighting toward this sector. This strategy reaped rewards, because corporate bonds generated attractive results throughout the period. We also maintained a relatively short duration (sensitivity to interest rate changes) and kept the portfolio's average maturity fairly short. These strategies were positive influences on performance as interest rates headed upward during the final months of the fiscal year.


 AVERAGE ANNUAL TOTAL RETURN

                         8/31/03         Load* No-Load
                         -----------------------------
                         1 Year          4.40%   9.93%
                         -----------------------------
                         5 Year          2.69%   3.75%
                         -----------------------------
                         Since Inception 7.30%   7.98%
                         (6/1/95)

* Reflects 5.00% maximum sales charge.

                                    [CHART]

VALUE OF A $10,000 INVESTMENT/1/

                                                     Citigroup Broad
         Balanced Fund  Balanced Fund    S&P 500      (Investment-     Lipper Balanced
            (Load)*       (No-Load)    Stock Index  Grade) Bond Index   Funds Average
         -------------  -------------  -----------  -----------------  ---------------
6/1/95      $ 9,497       $10,000       $10,000         $10,000           $10,000
              9,715        10,230        10,232          10,070            10,182
             10,446        11,000        11,044          10,261            10,748
12/95        10,673        11,239        11,709          10,706            11,232
             11,131        11,721        12,337          10,519            11,508
             11,456        12,063        12,890          10,571            11,779
             11,713        12,333        13,289          10,769            12,099
12/96        12,421        13,079        14,395          11,094            12,756
             12,349        13,004        14,782          11,037            12,768
             13,956        14,695        17,360          11,434            14,139
             14,803        15,587        18,661          11,814            15,120
12/97        14,839        15,625        19,196          12,163            15,374
             15,885        16,727        21,872          12,359            16,585
             16,392        17,261        22,598          12,645            16,783
             15,507        16,329        20,356          13,169            15,761
12/98        17,415        18,338        24,686          13,223            17,688
             17,607        18,540        25,916          13,162            17,955
             18,019        18,974        27,739          13,040            18,754
             17,326        18,244        26,011          13,134            17,914
12/99        19,027        20,035        29,879          13,113            19,308
             19,444        20,475        30,563          13,400            19,899
             19,185        20,202        29,751          13,627            19,638
             19,124        20,138        29,463          14,043            20,015
12/00        18,398        19,373        27,159          14,633            19,599
             17,254        18,169        23,941          15,084            18,461
             18,137        19,098        25,341          15,162            19,148
             16,584        17,463        21,623          15,877            17,523
12/01        17,876        18,824        23,934          15,880            18,753
             18,034        18,990        24,000          15,890            18,761
             16,843        17,736        20,786          16,450            17,385
             15,393        16,209        17,197          17,206            15,713
12/02        15,952        16,797        18,646          17,482            16,455
             15,707        16,539        18,059          17,727            16,166
             17,421        18,344        20,837          18,182            17,936
8/31/03      17,885        18,833        21,618          17,687            18,258

*  Reflects 5.00% maximum sales charge.



Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.
/1 /See Glossary of Terms for additional information.
/2/ The composition of the Fund's portfolio is subject to change.
Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waiver/reimbursement may stop at any time.
Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
The performance of the American Performance Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index considered to be representative of the performance of the U.S. stock market as a whole, and the Citigroup Broad (Investment Grade) Bond Index (formerly known as the Salomon Brothers Broad (Investment-Grade) Bond Index), which is widely used to represent the performance of investment-grade corporate and U.S. Government bonds. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

THE AMERICAN PERFORMANCE EQUITY FUND

The American Performance Equity Fund posted a total return of 10.72% (without sales charge) for the 12-month period ended August 31, 2003. This compares to the total return of 9.71% for the Fund's peer group, the Lipper Large Cap Value Funds Average./1/ The Fund's benchmarks, the S&P 500/Barra Value Index and the S&P 500 Stock Index posted a total return of 14.15% and 12.06 for the period, respectively.

The negative investor psychology characteristic of the early months of the fiscal year gave way to a renewed optimism that coincided with the swift and successful conclusion to major combat in Iraq. Fueled by a renewed optimism toward the prospects for a sustainable economic recovery, investors focused on sectors and stocks that had suffered the most during the bear market.

As usual, we stayed the course and maintained our long-standing strategies. We used our quantitative management process to identify high-quality, large-capitalization stocks with favorable valuations and promising growth characteristics. To uncover such companies, our analysis takes into account several factors, including a stock's relative price strength, relative value, earnings momentum, earnings estimate revisions, assets to price, book to price, cash flow to price, and yield. We also evaluate 67 risk characteristics in an effort to limit portfolio volatility./2/

Although the Fund's total return was respectable for the time, it was unable to keep pace with the benchmarks' performance due to our stringent quality guidelines. The market as a whole did not favor the higher-quality, larger-cap stocks our research process identifies. Instead, the market rewarded lower-quality, lower-cap stocks with higher-risk profiles. We believed such stocks were not worth the risk, and felt comfortable owning companies with better fundamentals. We continue to believe that throughout longer periods our higher-quality approach may provide performance advantages for investors.

The Fund ended the year with 68 stocks. The top five holdings, in terms of portfolio representation, were Citigroup, at (5.2%) of the net assets; Exxon Mobil, (5.1%); Bank of America, (5.0%); AIG, (4.2%); and Merrill Lynch, (3.0%)./2/

 AVERAGE ANNUAL TOTAL RETURN

          8/31/03                                        Load* No-Load
          ------------------------------------------------------------
          1 Year                                         5.21%  10.72%
          ------------------------------------------------------------
          5 Year                                        -1.25%  -0.24%
          ------------------------------------------------------------
          10 Year                                        7.02%   7.57%

* Reflects 5.00% maximum sales charge.

                                    [CHART]

VALUE OF A $10,000 INVESTMENT/1/

           Equity Fund   Equity Fund        S&P 500        S&P 500/Barra
              (Load)*     (No-Load)       Stock Index       Value Index
           -----------   -----------      -----------      -------------
 08/31/93    $ 9,502      $10,000           $10,000          $10,000
               9,502       10,000             9,923            9,996
 12/93         9,750       10,261            10,153           10,038
               9,322        9,811             9,769            9,710
               9,260        9,746             9,810            9,800
               9,676       10,183            10,288           10,051
 12/94         9,632       10,137            10,287            9,975
              10,386       10,930            11,287           10,936
              11,365       11,961            12,363           11,888
              12,390       13,040            13,345           12,834
 12/95        13,029       13,712            14,147           13,665
              13,857       14,583            14,907           14,539
              14,408       15,164            15,575           14,836
              14,916       15,697            16,056           15,228
 12/96        16,404       17,264            17,394           16,670
              16,548       17,416            17,861           16,964
              19,385       20,401            20,976           19,419
              20,865       21,959            22,547           21,199
 12/97        21,123       22,230            23,195           21,669
              23,755       25,001            26,428           24,172
              24,213       25,483            27,305           24,297
              21,115       22,222            24,595           21,160
 12/98        25,102       26,418            29,828           24,849
              25,336       26,664            31,314           25,557
              26,572       27,965            33,517           28,317
              24,653       25,945            31,429           25,704
 12/99        28,224       29,704            36,102           28,010
              28,536       30,032            36,929           28,076
              27,954       29,420            35,948           26,870
              28,076       29,548            35,599           29,238
 12/00        26,372       27,754            32,816           29,714
              24,513       25,798            28,928           27,775
              25,677       27,023            30,620           28,998
              21,333       22,452            26,127           24,299
 12/01        22,770       23,963            28,919           26,235
              22,962       24,166            28,998           26,582
              19,916       20,960            25,116           23,753
              16,029       16,869            20,779           18,893
 12/02        16,943       17,831            22,530           20,764
              16,244       17,095            21,820           19,620
              18,967       19,961            25,177           23,316
 08/31/03     19,715       20,748            26,120           24,350


*  Reflects 5.00% maximum sales charge.



Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.
/1/ See Glossary of Terms for additional information.
/2/ The composition of the Fund's portfolio is subject to change.
Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waiver/reimbursement may stop at any time.
The performance of the American Performance Equity Fund is measured against the S&P 500 Stock Index and the S&P 500/BARRA Value Index, which are unmanaged indices. The S&P 500 Stock Index consists of 500 stocks chosen for market size, liquidity and industry group representation. The S&P 500/BARRA Value Index contains firms with lower price-to-book ratios. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

THE AMERICAN PERFORMANCE GROWTH EQUITY FUND

The American Performance Growth Equity Fund posted a total return of 4.75% (without sales charge) for the 12-month period ended August 31, 2003. This compares to the total return of 12.45% for the Fund's peer group, the Lipper Large-Cap Growth Funds Average./1/ The Fund's benchmarks, the S&P 500/Barra Growth Index and the S&P 500 Stock Index, posted a total return of 10.09% and 12.06% for the 12-month period, respectively.

Although the Fund finally broke free of the bear market and posted a positive total return for the one-year period, it was unable to keep pace with the market averages. After struggling during the first half of the fiscal year--primarily due to a sluggish economy, several high-profile corporate bankruptcies and scandals, and escalating tensions with Saddam Hussein--the stock market rebounded upon the swift and successful conclusion to the major combat in Iraq. Optimism returned to the market, as investors showed renewed confidence in the U.S. economy and its prospects for a sustained recovery.

Nevertheless, in its recovery phase, the stock market took on speculative characteristics, rewarding higher-beta/1/, lower-cap and lower-quality securities. Our Fund generally does not invest in such stocks. Therefore, the Fund's relative performance lagged, because we prefer higher-quality, larger-cap securities that we believe may generate more consistent long-term results.

Throughout the fiscal year we stayed the course and maintained our long-standing strategies. We attempted to identify large-capitalization stocks with above-average growth potential by employing a quantitative investment approach. We ranked individual stocks according to their relative price strength, relative value, earnings momentum, earnings estimate revisions, return on equity, past growth, earnings and sales per share and future earnings growth. We also analyzed dozens of different risk factors to help limit overall portfolio risk. The result was a portfolio with similar risk characteristics and industry weightings as those of the broad-based large-cap growth market. But in a market characterized by momentum, the Fund's return did not keep pace. Although momentum is a factor in our stock-selection process, it is only one of several characteristics we evaluate in an attempt to generate attractive long-term performance.

The Fund ended the year with 50 stocks. The top five holdings, in terms of portfolio representation, were Microsoft Corp. (6.4%), General Electric Co. (6.2%), Wal-Mart Stores, Inc. (5.4%), Pfizer, Inc. (5.0%) and Intel Corp. (4.9%)./2/

 AVERAGE ANNUAL TOTAL RETURN

                         8/31/03          Load* No-Load
                         ------------------------------
                         1 Year          -0.53%   4.75%
                         ------------------------------
                         5 Year          -2.09%  -1.09%
                         ------------------------------
                         Since Inception  0.22%   1.12%
                         (11/3/97)

* Reflects 5.00% maximum sales charge.

                                    [CHART]

VALUE OF A $10,000 INVESTMENT \1\

           Growth Equity     Growth Equity      S&P 500       S&P 500/Barra
           Fund (No-Load)     Fund (Load)*    Stock Index      Growth Index
           --------------    -------------    -----------     -------------
11/3/97       $10,000           $ 9,500          $10,000         $10,000
  12/97        10,000             9,500           10,642          10,612
               10,000             9,500           12,126          11,838
               12,992            12,342           12,528          11,899
               12,010            11,409           11,285          10,362
  12/98        14,838            14,096           13,686          12,169
               15,566            14,788           14,367          12,516
               16,188            15,378           15,378          13,867
               15,535            14,758           14,420          12,588
  12/99        18,950            18,002           16,564          13,717
               19,461            18,488           16,944          13,749
               19,031            18,080           16,493          13,159
               17,400            16,530           16,334          14,319
  12/00        14,446            13,723           15,057          14,552
               12,103            11,498           13,273          13,602
               12,944            12,297           14,049          14,201
               11,203            10,643           11,988          11,900
  12/01        12,598            11,968           13,268          12,848
               12,465            11,842           13,305          13,018
               10,497             9,972           11,523          11,632
8/31/02        10,184             9,675           10,695          10,446
   9/02         9,083             8,629            9,774           9,365
  12/02         9,073             9,551           10,598          10,030
                8,741             9,201           10,286           9,985
               10,640            10,108           10,012          10,027
               11,813            11,222           11,552          11,247
8/31/03        12,086            11,481           11,984          11,592

*  Reflects 5.00% maximum sales charge.


Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.
/1/ See Glossary of Terms for additional information.
/2/ The composition of the Fund's portfolio is subject to change.
Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waiver/reimbursement may stop at any time.
The performance of the American Performance Growth Equity Fund is measured against the S&P 500 Stock Index and the S&P 500/BARRA Growth Index, which are unmanaged indices. The S&P 500 Stock Index consists of 500 stocks chosen for market size, liquidity and industry group representation and is one of the most widely used benchmarks of U.S. equity performance. The S&P 500/BARRA Growth Index is constructed of the stocks in the S&P 500 with a higher price-to-book ratio. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

THE AMERICAN PERFORMANCE SMALL CAP EQUITY FUND+

The American Performance Small Cap Equity Fund posted a total return of 17.48% (without sales charge) for the 12-month period ended August 31, 2003. This compares to the return of 24.55% for the Fund's peer group, the Lipper Small-Cap Core Funds Average./1/ The Fund's benchmark index, the S&P SmallCap 600 Index, posted a total return of 22.70% for the 12-month period.

Similar to their larger brethren, small-cap stocks struggled during the first half of the period, as negative investor psychology weighed heavily on the stock market. A sluggish economy along with corporate accountability issues, tensions with Saddam Hussein and the eventual war in Iraq created a climate of uncertainty. But as the major fighting in Iraq came to a swift and successful conclusion, optimism returned to the market, as investors showed renewed confidence in the U.S. economy and its prospects for a sustained recovery.

Small-cap stocks, particularly micro-cap issues, rebounded strongly during the final few months of the fiscal year. Backed by a renewed sense of optimism, investors rewarded higher-beta/1/, lower-cap and lower-quality securities.

Our ongoing strategy is to seek to identify small, undervalued companies with above-average growth potential by employing a quantitative investment approach. From the universe of stocks in the S&P SmallCap 600 Index, we rank purchase candidates according to several characteristics, including relative price strength, earnings estimates, price-to-book ratio/1/, and more. We also evaluate dozens of different risk characteristics. The process seeks to identify the most promising candidates within each economic sector, while maintaining relatively neutral sector weightings compared to the index.

We believe although our strategy helped generate a strong total return for shareholders, we were unable to keep pace with the market averages. Our Fund generally does not invest in the speculative, high-risk stocks favored during the last few months of the fiscal year. Instead, we prefer higher-quality securities that we believe may generate more consistent long-term results.

The Fund ended the year with 100 stocks. The top five holdings, in terms of portfolio representation, were Harman International (1.9%), Washington Federal, Inc. (1.8%), New Jersey Resources (1.8%), Cullen/Frost Bankers, Inc. (1.7%), Raymond James Financial, Inc. (1.6%)./2/

 AVERAGE ANNUAL TOTAL RETURN

                         8/31/03          Load* No-Load
                         ------------------------------
                         1 Year          11.59%  17.48%
                         ------------------------------
                         Since Inception  4.98%   6.18%
                         (2/17/99)

* Reflects 5.00% maximum sales charge.

                                    [CHART]

VALUE OF A $10,000 INVESTMENT/1/

             Small Cap            Small Cap            S&P SmallCap
           Equity (Load)*       Equity (No-Load)         600 Index
           --------------       ----------------       ------------
2/17/99        $ 9,497               $10,000             $10,000
                 9,379                 9,876              10,129
                10,624                11,187              11,691
                 9,896                10,421              11,125
  12/99         11,006                11,589              12,511
                11,233                11,828              13,238
                11,279                11,876              13,372
                11,722                12,343              13,814
  12/00         11,661                12,279              13,987
                10,660                11,225              13,068
                12,065                12,705              14,859
                10,269                10,814              12,347
  12/01         12,039                12,677              14,902
                12,798                13,477              15,940
                11,992                12,628              14,899
                10,108                10,644              12,126
  12/02         10,301                10,847              12,722
                 9,770                10,287              11,985
                11,354                11,956              14,366
8/31/03         12,467                13,127              15,848


* Reflects 5.00% maximum sales charge.


Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

/1/ See Glossary of Terms for additional information.
/2/ The composition of the Fund's portfolio is subject to change.
Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waiver/reimbursement may stop at any time.
The performance of the American Performance Small Cap Equity Fund is measured against the S&P SmallCap 600 Index, an unmanaged index that tracks the performance of domestic, small-capitalization stocks. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.
+ Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.

                               TABLE OF CONTENTS

                         Independent Auditors' Report
                                    Page 12

                     Statements of Assets and Liabilities
                                    Page 13

                           Statements of Operations
                                    Page 16

                      Statements of Changes in Net Assets
                                    Page 19

                      Schedules of Portfolio Investments
                                    Page 25

                         Notes to Financial Statements
                                    Page 71

                             Financial Highlights
                                    Page 78

                         Independent Auditors' Report

To the Shareholders and Board of Trustees of American Performance Funds:

We have audited the accompanying statements of assets and liabilities of American Performance Funds - U.S. Treasury Fund, Institutional U.S. Treasury Fund, Cash Management Fund, Institutional Cash Management Fund, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, Equity Fund, Growth Equity Fund, and Small Cap Equity Fund (the Funds), including the schedules of portfolio investments, as of August 31, 2003, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of August 31, 2003, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of August 31, 2003, the results of their operations for the period then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio
October 16, 2003

AMERICAN PERFORMANCE FUNDS

                     Statements of Assets and Liabilities
                                August 31, 2003

                                                              U.S.      Institutional     Cash      Institutional
                                                            Treasury    U.S. Treasury  Management  Cash Management
                                                              Fund          Fund          Fund          Fund
                                                          ------------  ------------- ------------ ---------------
ASSETS:
  Investments, at cost................................... $249,785,903   $49,976,578  $567,008,578  $244,880,719
  Repurchase agreements, at cost.........................  356,233,038    27,745,351   134,289,292    55,476,553
                                                          ------------   -----------  ------------  ------------
       Total Investments.................................  606,018,941    77,721,929   701,297,870   300,357,272
  Interest receivable....................................       29,839         2,325     2,087,050     1,373,408
  Receivable from investment adviser.....................           --         5,834            --        25,399
  Prepaid expenses and other assets......................       10,095           480        14,348         1,341
                                                          ------------   -----------  ------------  ------------
       Total Assets......................................  606,058,875    77,730,568   703,399,268   301,757,420
                                                          ------------   -----------  ------------  ------------
LIABILITIES:
  Cash overdraft.........................................          124            28         2,826           105
  Dividends payable......................................      141,056        50,633       288,798       207,091
  Payable for investments purchased......................           --            --    29,990,317            --
  Accrued expenses and other payables:
    Investment advisory fees.............................      200,338         1,537       170,077         5,188
    Administration fees..................................       20,295         2,012        17,956         8,237
    Custodian fees.......................................       15,025         2,101        17,594         7,572
    Fund accounting fees.................................        3,895            --         4,997           507
    Transfer agent fees..................................        4,036         5,786         6,505         7,116
    Other liabilities....................................       49,423        21,776        43,027        21,145
                                                          ------------   -----------  ------------  ------------
       Total Liabilities.................................      434,192        83,873    30,542,097       256,961
                                                          ------------   -----------  ------------  ------------
       Net Assets........................................ $605,624,683   $77,646,695  $672,857,171  $301,500,459
                                                          ============   ===========  ============  ============
COMPOSITION OF NET ASSETS:
  Capital................................................  605,550,376    77,646,124   672,794,765   301,499,470
  Accumulated net investment income......................       74,490           571        62,406           989
  Accumulated net realized gains (losses) on investment
   transactions..........................................         (183)           --            --            --
                                                          ------------   -----------  ------------  ------------
       Net Assets........................................ $605,624,683   $77,646,695  $672,857,171  $301,500,459
                                                          ============   ===========  ============  ============
  Shares of beneficial interest issued and outstanding...  605,550,377    77,646,588   672,794,765   301,498,795
                                                          ============   ===========  ============  ============
  Net asset value and redemption price per share:
    ($0.00001 par value per share, unlimited number of
     shares authorized).................................. $       1.00   $      1.00  $       1.00  $       1.00
                                                          ============   ===========  ============  ============

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                     Statements of Assets and Liabilities
                                August 31, 2003

                                                                 Intermediate  Short-Term
                                                                   Tax-Free      Income     Intermediate
                                                                  Bond Fund       Fund       Bond Fund    Bond Fund
                                                                 ------------ ------------  ------------ -----------
ASSETS:
  Investments, at value (Cost $40,454,604; $234,839,714;
   $97,699,397; and $59,958,189, respectively).................. $41,376,427  $235,332,308  $94,336,170  $58,819,113
  Investment in affiliates, at cost.............................          --         4,723    4,379,042    2,194,003
                                                                 -----------  ------------  -----------  -----------
       Total investments........................................  41,376,427   235,337,031   98,715,212   61,013,116
  Interest and dividends receivable.............................     428,752     1,225,893      715,959      622,676
  Receivable for capital shares issued..........................          --       464,631           --           --
  Receivable for investments sold...............................          --            --           --           --
  Prepaid expenses and other assets.............................       1,818        10,692        2,590        4,729
                                                                 -----------  ------------  -----------  -----------
       Total Assets.............................................  41,806,997   237,038,247   99,433,761   61,640,521
                                                                 -----------  ------------  -----------  -----------
LIABILITIES:
  Cash overdraft................................................         474       663,670      459,030      459,163
  Dividends payable.............................................     128,695       593,764      305,150      225,861
  Payable for investments purchased.............................          --     6,869,516           --       43,079
  Accrued expenses and other payables:
    Investment advisory fees....................................      12,608            --       29,509       18,688
    Administration fees.........................................       1,374         7,490        3,246        2,015
    Distribution fees...........................................          --        31,628       21,078       13,349
    Custodian fees..............................................       1,081         5,581        2,529        1,602
    Fund accounting fees........................................          --         1,028        1,249          446
    Transfer agent fees.........................................       1,094         2,514        1,365          732
    Other liabilities...........................................       8,778        19,883       12,270       11,297
                                                                 -----------  ------------  -----------  -----------
       Total liabilities........................................     154,104     8,195,074      835,426      776,232
                                                                 -----------  ------------  -----------  -----------
       Net Assets............................................... $41,652,893  $228,843,173  $98,598,335  $60,864,289
                                                                 ===========  ============  ===========  ===========
COMPOSITION OF NET ASSETS:
  Capital.......................................................  40,807,369   227,078,007   95,421,741   57,811,899
  Accumulated (distributions in excess of) net investment
   income.......................................................     (61,853)      291,712      213,300       52,560
  Accumulated net realized gains (losses) on investment
   transactions.................................................     (14,446)      976,137    1,947,479    1,944,903
  Net unrealized appreciation on investment transactions........     921,823       497,317    1,015,815    1,054,927
                                                                 -----------  ------------  -----------  -----------
       Net Assets............................................... $41,652,893  $228,843,173  $98,598,335  $60,864,289
                                                                 ===========  ============  ===========  ===========
  Shares of beneficial interest issued and outstanding..........   3,839,728    22,118,848    9,254,349    6,197,110
                                                                 ===========  ============  ===========  ===========
  Net asset value and redemption price per share:
    ($0.00001 par value per share, unlimited number of
     shares authorized)......................................... $     10.85  $      10.35  $     10.65  $      9.82
                                                                 ===========  ============  ===========  ===========
  Maximum Sales Charge..........................................        2.50%         2.00%        2.50%        3.00%
                                                                 ===========  ============  ===========  ===========
  Maximum Offering Price (100%/100%--Maximum Sales
   Charge) of net asset value adjusted to the nearest cent) per
   share........................................................ $     11.13  $      10.56  $     10.92  $     10.12
                                                                 ===========  ============  ===========  ===========

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                     Statements of Assets and Liabilities
                                August 31, 2003

                                                                                               Growth       Small Cap
                                                                   Balanced      Equity        Equity        Equity
                                                                     Fund         Fund          Fund          Fund
                                                                 -----------  ------------  ------------  -----------
ASSETS:
  Investments, at value (Cost $63,900,728; $43,446,453;
   $68,850,157; and $11,565,621, respectively).................. $69,579,487  $ 47,399,741  $ 85,970,450  $13,650,907
  Investment in affiliates, at cost.............................   2,179,257       335,723        98,972      411,531
                                                                 -----------  ------------  ------------  -----------
       Total Investments........................................  71,758,744    47,735,464    86,069,422   14,062,438
  Interest and dividends receivable.............................     222,722        91,258       100,244       10,983
  Receivable for investments sold...............................      30,646       357,575       134,233           --
  Prepaid expenses and other assets.............................       2,148         2,866         6,076        1,856
                                                                 -----------  ------------  ------------  -----------
       Total Assets.............................................  72,014,260    48,187,163    86,309,975   14,075,277
                                                                 -----------  ------------  ------------  -----------
LIABILITIES:
  Cash overdraft................................................         233           478           687          103
  Payable for investments purchased.............................     423,755       344,406            --           --
  Accrued expenses and other payables:
    Investment advisory fees....................................      24,608        19,919        36,305        2,287
    Administration fees.........................................       2,340         1,560         2,825          458
    Distribution fees...........................................          --         9,960        18,152        2,775
    Custodian fees..............................................       1,758         1,195         2,178          343
    Fund accounting fees........................................         392         1,373           704           71
    Transfer agent fees.........................................         586         1,015         1,419          145
    Other liabilities...........................................       8,911        14,047        11,773        6,940
                                                                 -----------  ------------  ------------  -----------
       Total Liabilities........................................     462,583       393,953        74,043       13,122
                                                                 -----------  ------------  ------------  -----------
       Net Assets............................................... $71,551,677  $ 47,793,210  $ 86,235,932  $14,062,155
                                                                 ===========  ============  ============  ===========
COMPOSITION OF NET ASSETS:
  Capital.......................................................  72,939,719    74,958,886   100,087,212   12,238,204
  Accumulated net investment income.............................     209,234        81,821        29,103        9,001
  Accumulated net realized losses on investment
   transactions.................................................  (9,455,292)  (31,536,508)  (31,099,648)    (681,867)
  Net unrealized appreciation on investment transactions........   7,858,016     4,289,011    17,219,265    2,496,817
                                                                 -----------  ------------  ------------  -----------
       Net Assets............................................... $71,551,677  $ 47,793,210  $ 86,235,932  $14,062,155
                                                                 ===========  ============  ============  ===========
  Shares of beneficial interest issued and outstanding..........   6,189,168     6,712,906     9,753,845    1,130,887
                                                                 ===========  ============  ============  ===========
  Net asset value and redemption price per share:
    ($0.00001 par value per share, unlimited number of
     shares authorized)......................................... $     11.56  $       7.12  $       8.84  $     12.43(a)
                                                                 ===========  ============  ============  ===========
  Maximum Sales Charge..........................................        5.00%         5.00%         5.00%        5.00%
                                                                 ===========  ============  ============  ===========
  Maximum Offering Price (100%/(100%--Maximum Sales
   Charge) of net asset value adjusted to the nearest cent) per
   share........................................................ $     12.17  $       7.49  $       9.31  $     13.08
                                                                 ===========  ============  ============  ===========

--------
(a) Net assets divided by shares outstanding not equal to net asset value due to rounding.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                           Statements of Operations
                     For the Period Ended August 31, 2003

                                                              U.S.     Institutional     Cash      Institutional
                                                            Treasury   U.S. Treasury  Management  Cash Management
                                                              Fund         Fund          Fund        Fund (a)
                                                          -----------  ------------- -----------  ---------------
Investment Income:
  Interest income........................................ $ 8,021,674    $690,243    $11,211,395    $1,720,789
                                                          -----------    --------    -----------    ----------
       Total Income......................................   8,021,674     690,243     11,211,395     1,720,789
                                                          -----------    --------    -----------    ----------
Expenses:
  Investment advisory fees...............................   2,508,193      82,504      3,153,848       219,887
  Administration fees....................................   1,254,527     110,005      1,576,939       293,185
  Distribution fees......................................   1,567,617          --      1,971,152            --
  Fund accounting fees...................................     136,124      18,614        169,680        48,518
  Transfer agent fees....................................     137,712      17,274        200,756        37,260
  Custodian fees.........................................     188,110      16,500        236,534        43,976
  Trustee fees...........................................      18,348       1,380         23,713         3,106
  Other expenses.........................................     198,709      33,527        185,521        44,671
                                                          -----------    --------    -----------    ----------
       Total expenses before fee reductions..............   6,009,340     279,804      7,518,143       690,603
  Expenses voluntarily reduced by Investment Advisor.....          --     (92,687)      (867,309)     (434,907)
  Expenses voluntarily reduced by Administrator..........     (47,709)    (38,810)      (315,388)      (72,875)
  Expenses voluntarily reduced by Distributor............  (1,567,617)         --     (1,971,152)           --
  Expenses voluntarily reduced by Custodian..............          --      (5,301)            --          (221)
                                                          -----------    --------    -----------    ----------
       Net Expenses......................................   4,394,014     143,006      4,364,294       182,600
                                                          -----------    --------    -----------    ----------
  Net Investment Income..................................   3,627,660     547,237      6,847,101     1,538,189
                                                          -----------    --------    -----------    ----------
Realized Gains (Losses) On Investments:
  Net realized gains (losses) on investment transactions.         (72)        107          7,041           989
                                                          -----------    --------    -----------    ----------
Change in net assets resulting from operations........... $ 3,627,588    $547,344    $ 6,854,142    $1,539,178
                                                          ===========    ========    ===========    ==========

--------
(a) For the period November 22, 2002 (commencement of operations) through August 31, 2003.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                           Statements of Operations
                      For the Year Ended August 31, 2003

                                                                Intermediate  Short-Term
                                                                  Tax-Free      Income    Intermediate
                                                                 Bond Fund       Fund      Bond Fund    Bond Fund
                                                                ------------ -----------  ------------ -----------
Investment Income:
  Interest income..............................................  $1,674,398  $ 6,447,184  $ 4,534,867  $ 3,678,504
  Dividend income..............................................      13,212           --        1,335           --
  Dividend income from affiliates..............................          --       83,903       48,472       26,843
                                                                 ----------  -----------  -----------  -----------
       Total Income............................................   1,687,610    6,531,087    4,584,674    3,705,347
                                                                 ----------  -----------  -----------  -----------
Expenses:
  Investment advisory fees.....................................     219,173    1,024,332      562,529      373,822
  Administration fees..........................................      79,700      372,487      204,558      135,936
  Distribution fees............................................      99,624      465,604      255,694      169,919
  Fund accounting fees.........................................      24,479       99,325       58,923       40,642
  Transfer agent fees..........................................      14,748       66,858       28,187       18,881
  Custodian fees...............................................      11,954       55,871       30,683       20,390
  Trustee fees.................................................       1,129        5,058        3,020        2,052
  Other expenses...............................................      15,164       56,436       30,557       23,927
                                                                 ----------  -----------  -----------  -----------
       Total expenses before fee reductions....................     465,971    2,145,971    1,174,151      785,569
  Expenses voluntarily reduced by Investment Advisor...........     (79,700)  (1,024,332)    (204,558)    (135,936)
  Expenses voluntarily reduced by Distributor..................     (99,624)    (148,995)          --           --
                                                                 ----------  -----------  -----------  -----------
       Net Expenses............................................     286,647      972,644      969,593      649,633
                                                                 ----------  -----------  -----------  -----------
  Net Investment Income........................................   1,400,963    5,558,443    3,615,081    3,055,714
                                                                 ----------  -----------  -----------  -----------
Realized/Unrealized Gains (Losses) On Investments:
  Net realized gains (losses) on investment transactions.......      (3,983)   2,389,589    2,621,060    2,146,732
  Change in unrealized appreciation/depreciation on investment
   transactions................................................    (523,160)  (1,183,515)  (1,185,372)  (1,826,807)
                                                                 ----------  -----------  -----------  -----------
  Net realized/unrealized gains (losses) on investments........    (527,143)   1,206,074    1,435,688      319,925
                                                                 ----------  -----------  -----------  -----------
Change in net assets resulting from operations.................  $  873,820  $ 6,764,517  $ 5,050,769  $ 3,375,639
                                                                 ==========  ===========  ===========  ===========

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                           Statements of Operations
                      For the Year Ended August 31, 2003

                                                                                             Growth     Small Cap
                                                                  Balanced      Equity       Equity      Equity
                                                                    Fund         Fund         Fund        Fund
                                                                -----------  -----------  -----------  ----------
Investment Income:
  Interest income.............................................. $ 1,033,536  $        --  $        --  $      731
  Dividend income..............................................     702,005      924,425    1,165,233     115,394
  Dividend income from affiliates..............................      26,162        4,194       25,736       4,108
                                                                -----------  -----------  -----------  ----------
       Total Income............................................   1,761,703      928,619    1,190,969     120,233
                                                                -----------  -----------  -----------  ----------
Expenses:
  Investment advisory fees.....................................     444,385      313,847      556,594      82,764
  Administration fees..........................................     120,105       90,971      161,333      23,990
  Distribution fees............................................     150,130      113,712      201,664      29,987
  Fund accounting fees.........................................      35,245       18,514       28,535       8,407
  Organization fees............................................          --           --        1,300          --
  Transfer agent fees..........................................      15,353       14,302       24,474       3,311
  Custodian fees...............................................      18,015       13,645       24,199       3,598
  Trustee fees.................................................       1,731        1,469        2,339         341
  Other expenses...............................................      19,041       19,653       26,294       9,510
                                                                -----------  -----------  -----------  ----------
       Total expenses before fee reductions....................     804,005      586,113    1,026,732     161,908
  Expenses voluntarily reduced by Investment Advisor...........    (192,166)     (86,422)    (153,266)    (58,775)
  Expenses voluntarily reduced by Distributor..................    (150,130)          --           --      (9,451)
                                                                -----------  -----------  -----------  ----------
       Net Expenses............................................     461,709      499,691      873,466      93,682
                                                                -----------  -----------  -----------  ----------
  Net Investment Income........................................   1,299,994      428,928      317,503      26,551
                                                                -----------  -----------  -----------  ----------
Realized/Unrealized Losses On Investments:
  Net realized losses on investment transactions...............  (2,090,822)  (3,051,214)  (2,725,806)   (602,168)
  Change in unrealized appreciation/depreciation on investment
   transactions................................................   7,203,674    6,641,331    6,824,022   2,749,117
                                                                -----------  -----------  -----------  ----------
  Net realized/unrealized gains on investments.................   5,112,852    3,590,117    4,098,216   2,146,949
                                                                -----------  -----------  -----------  ----------
Change in net assets resulting from operations................. $ 6,412,846  $ 4,019,045  $ 4,415,719  $2,173,500
                                                                ===========  ===========  ===========  ==========

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                                                                                           Institutional
                                                         U.S. Treasury Fund             U.S. Treasury Fund
                                                  --------------------------------  --------------------------
                                                     Year Ended       Year Ended     Year Ended   Period Ended
                                                     August 31,       August 31,     August 31,    August 31,
                                                        2003             2002           2003        2002(a)
                                                  ---------------  ---------------  ------------  ------------
From Investment Activities:
Operations:
    Net investment income........................ $     3,627,660  $     8,116,021  $    547,237  $    902,995
    Net realized gains (losses) on investment
     transactions................................             (72)           4,719           107            --
                                                  ---------------  ---------------  ------------  ------------
  Change in net assets from operations...........       3,627,588        8,120,740       547,344       902,995
                                                  ---------------  ---------------  ------------  ------------
Distributions to Shareholders:
    From net investment income...................      (3,627,660)      (8,116,021)     (547,237)     (902,995)
                                                  ---------------  ---------------  ------------  ------------
  Change in net assets from shareholder
   distributions.................................      (3,627,660)      (8,116,021)     (547,237)     (902,995)
                                                  ---------------  ---------------  ------------  ------------
Capital Transactions:
    Proceeds from shares issued..................   1,194,584,896    1,354,401,143   101,953,307   101,407,035
    Dividends reinvested.........................          56,818           73,062         1,306            --
    Cost of shares redeemed......................  (1,200,584,873)  (1,369,314,517)  (77,312,891)  (48,402,169)
                                                  ---------------  ---------------  ------------  ------------
  Change in net assets from capital transactions.      (5,943,159)     (14,840,312)   24,641,722    53,004,866
                                                  ---------------  ---------------  ------------  ------------
  Change in net assets...........................      (5,943,231)     (14,835,593)   24,641,829    53,004,866
                                                  ---------------  ---------------  ------------  ------------
Net Assets:
    Beginning of period..........................     611,567,914      626,403,507    53,004,866            --
                                                  ---------------  ---------------  ------------  ------------
    End of period................................ $   605,624,683  $   611,567,914  $ 77,646,695  $ 53,004,866
                                                  ===============  ===============  ============  ============
    Accumulated net investment income............          74,490           74,490           571           464
                                                  ---------------  ---------------  ------------  ------------
Share Transactions:
    Issued.......................................   1,194,584,896    1,354,401,143   101,953,307   101,407,035
    Reinvested...................................          56,818           73,062         1,306            --
    Redeemed.....................................  (1,200,584,873)  (1,369,314,517)  (77,312,891)  (48,402,169)
                                                  ---------------  ---------------  ------------  ------------
  Change in shares...............................      (5,943,159)     (14,840,312)   24,641,722    53,004,866
                                                  ===============  ===============  ============  ============

--------
(a) For the period October 19, 2001 (commencement of operations) through August 31, 2002.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets


                                                                                         Institutional
                                                                                             Cash
                                                                                          Management
                                                             Cash Management Fund            Fund
                                                       --------------------------------  -------------
                                                          Year Ended       Year Ended    Period Ended
                                                          August 31,       August 31,     August 31,
                                                             2003             2002          2003(a)
                                                       ---------------  ---------------  -------------
From Investment Activities:
Operations:
    Net investment income............................. $     6,847,101  $    13,447,188  $   1,538,189
    Net realized gains on investment transactions.....           7,041            6,127            989
                                                       ---------------  ---------------  -------------
  Change in net assets from operations................       6,854,142       13,453,315      1,539,178
                                                       ---------------  ---------------  -------------
Distributions to Shareholders:
    From net investment income........................      (6,847,101)     (13,447,188)    (1,538,189)
                                                       ---------------  ---------------  -------------
  Change in net assets from shareholder distributions.      (6,847,101)     (13,447,188)    (1,538,189)
                                                       ---------------  ---------------  -------------
Capital Transactions:
    Proceeds from shares issued.......................   1,714,316,178    1,922,277,754    774,881,411
    Dividends reinvested..............................         178,879            9,052        211,818
    Cost of shares redeemed...........................  (1,934,122,219)  (1,760,967,215)  (473,593,759)
                                                       ---------------  ---------------  -------------
  Change in net assets from capital transactions......    (219,627,162)     161,319,591    301,499,470
                                                       ---------------  ---------------  -------------
  Change in net assets................................    (219,620,121)     161,325,718    301,500,459
                                                       ---------------  ---------------  -------------
Net Assets:
    Beginning of period...............................     892,477,292      731,151,574             --
                                                       ---------------  ---------------  -------------
    End of period..................................... $   672,857,171  $   892,477,292  $ 301,500,459
                                                       ===============  ===============  =============
    Accumulated net investment income.................          62,406           55,410            989
                                                       ---------------  ---------------  -------------
Share Transactions:
    Issued............................................   1,714,316,178    1,922,277,754    774,881,411
    Reinvested........................................         178,879            9,052        211,818
    Redeemed..........................................  (1,934,122,218)  (1,760,967,215)  (473,593,759)
                                                       ---------------  ---------------  -------------
  Change in shares....................................    (219,627,161)     161,319,591    301,499,470
                                                       ===============  ===============  =============

--------
(a) For the period November 22, 2002 (commencement of operations) through August 31, 2003.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                                                                     Intermediate
                                                                  Tax-Free Bond Fund        Short-Term Income Fund
                                                               ------------------------  ---------------------------
                                                                Year Ended   Year Ended    Year Ended    Year Ended
                                                                August 31,   August 31,    August 31,    August 31,
                                                                   2003         2002          2003          2002
                                                               -----------  -----------  -------------  ------------
From Investment Activities:
Operations:
    Net investment income..................................... $ 1,400,963  $ 1,190,016  $   5,558,443  $  4,395,637
    Net realized gains (losses) on investment transactions....      (3,983)      91,664      2,389,589       688,915
    Change in unrealized appreciation/depreciation on
     investment transactions..................................    (523,160)     187,902     (1,183,515)      396,961
                                                               -----------  -----------  -------------  ------------
  Change in net assets from operations........................     873,820    1,469,582      6,764,517     5,481,513
                                                               -----------  -----------  -------------  ------------
Distributions to Shareholders:
    From net investment income................................  (1,455,475)  (1,212,642)    (6,713,264)   (4,174,186)
    From net realized gains on investment transactions........     (54,124)    (114,326)      (522,640)     (290,948)
                                                               -----------  -----------  -------------  ------------
  Change in net assets from shareholder distributions.........  (1,509,599)  (1,326,968)    (7,235,904)   (4,465,134)
                                                               -----------  -----------  -------------  ------------
Capital Transactions:
    Proceeds from shares issued...............................  15,274,654   11,488,182    231,379,504    97,866,083
    Dividends reinvested......................................     189,547      240,821      3,399,753     1,557,805
    Cost of shares redeemed...................................  (7,855,601)  (5,809,663)  (140,873,860)  (40,488,640)
                                                               -----------  -----------  -------------  ------------
  Change in net assets from capital transactions..............   7,608,600    5,919,340     93,905,397    58,935,248
                                                               -----------  -----------  -------------  ------------
  Change in net assets........................................   6,972,821    6,061,954     93,434,010    59,951,627
                                                               -----------  -----------  -------------  ------------
Net Assets:
    Beginning of year.........................................  34,680,072   28,618,118    135,409,163    75,457,536
                                                               -----------  -----------  -------------  ------------
    End of year............................................... $41,652,893  $34,680,072  $ 228,843,173  $135,409,163
                                                               ===========  ===========  =============  ============
    Accumulated (distributions in excess of) net investment
     income...................................................     (61,853)      (7,345)       291,712       121,680
                                                               -----------  -----------  -------------  ------------
Share Transactions:
    Issued....................................................   1,384,514    1,059,806     22,259,341     9,496,306
    Reinvested................................................      17,238       22,353        327,377       151,495
    Redeemed..................................................    (715,234)    (537,473)   (13,561,405)   (3,919,802)
                                                               -----------  -----------  -------------  ------------
  Change in shares............................................     686,518      544,686      9,025,313     5,727,999
                                                               ===========  ===========  =============  ============


                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets


                                                                 Intermediate Bond Fund             Bond Fund
                                                               --------------------------  --------------------------
                                                                Year Ended    Year Ended    Year Ended    Year Ended
                                                                August 31,    August 31,    August 31,    August 31,
                                                                   2003          2002          2003          2002
                                                               ------------  ------------  ------------  ------------
From Investment Activities:
Operations:
    Net investment income..................................... $  3,615,081  $  4,924,976  $  3,055,714  $  3,523,554
    Net realized gains on investment transactions.............    2,621,060       722,597     2,146,732     1,086,182
    Change in unrealized appreciation/depreciation on
     investment transactions..................................   (1,185,372)      361,648    (1,826,807)    1,090,190
                                                               ------------  ------------  ------------  ------------
  Change in net assets from operations........................    5,050,769     6,009,221     3,375,639     5,699,926
                                                               ------------  ------------  ------------  ------------
Distributions to Shareholders:
    From net investment income................................   (4,076,256)   (4,948,290)   (3,048,006)   (3,515,207)
    From net realized gains on investment transactions........     (239,543)           --      (690,515)     (528,928)
                                                               ------------  ------------  ------------  ------------
  Change in net assets from shareholder distributions.........   (4,315,799)   (4,948,290)   (3,738,521)   (4,044,135)
                                                               ------------  ------------  ------------  ------------
Capital Transactions:
    Proceeds from shares issued...............................   15,679,304    20,679,747    14,168,998    22,303,033
    Dividends reinvested......................................    1,752,859     1,839,729     2,122,646     2,320,741
    Cost of shares redeemed...................................  (22,776,423)  (17,280,756)  (27,203,853)  (19,602,126)
                                                               ------------  ------------  ------------  ------------
  Change in net assets from capital transactions..............   (5,344,260)    5,238,720   (10,912,209)    5,021,648
                                                               ------------  ------------  ------------  ------------
  Change in net assets........................................   (4,609,290)    6,299,651   (11,275,091)    6,677,439
                                                               ------------  ------------  ------------  ------------
Net Assets:
    Beginning of year.........................................  103,207,625    96,907,974    72,139,380    65,461,941
                                                               ------------  ------------  ------------  ------------
    End of year............................................... $ 98,598,335  $103,207,625  $ 60,864,289  $ 72,139,380
                                                               ============  ============  ============  ============
    Accumulated (distributions in excess of) net investment
     income...................................................      213,300       123,917        52,560        23,830
                                                               ------------  ------------  ------------  ------------
Share Transactions:
    Issued....................................................    1,468,933     1,965,760     1,422,666     2,088,370
    Reinvested................................................      164,033       175,004       214,009       210,385
    Redeemed..................................................   (2,131,053)   (1,643,061)   (2,737,426)   (1,647,576)
                                                               ------------  ------------  ------------  ------------
  Change in shares............................................     (498,087)      497,703    (1,100,751)      651,179
                                                               ============  ============  ============  ============

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                                                                Balanced Fund               Equity Fund
                                                          ------------------------  --------------------------
                                                           Year Ended   Year Ended   Year Ended    Year Ended
                                                           August 31,   August 31,   August 31,    August 31,
                                                              2003         2002         2003          2002
                                                          -----------  -----------  ------------  ------------
From Investment Activities:
Operations:
    Net investment income................................ $ 1,299,994  $ 1,379,321  $    428,928  $    670,287
    Net realized losses on investment transactions.......  (2,090,822)  (3,437,988)   (3,051,214)  (26,231,509)
    Change in unrealized appreciation/depreciation on
     investment transactions.............................   7,203,674   (2,276,505)    6,641,331     2,883,217
                                                          -----------  -----------  ------------  ------------
  Change in net assets from operations...................   6,412,846   (4,335,172)    4,019,045   (22,678,005)
                                                          -----------  -----------  ------------  ------------
Distributions to Shareholders:
    From net investment income...........................  (1,330,784)  (1,406,992)     (471,968)     (759,711)
    From net realized gains on investment transactions...          --           --            --   (17,635,243)
                                                          -----------  -----------  ------------  ------------
  Change in net assets from shareholder distributions....  (1,330,784)  (1,406,992)     (471,968)  (18,394,954)
                                                          -----------  -----------  ------------  ------------
Capital Transactions:
    Proceeds from shares issued..........................  16,839,991    7,820,913    11,619,105    16,289,935
    Dividends reinvested.................................   1,329,384    1,405,667       312,776    16,801,209
    Cost of shares redeemed..............................  (6,656,629)  (8,776,959)  (24,439,238)  (44,949,784)
                                                          -----------  -----------  ------------  ------------
  Change in net assets from capital transactions.........  11,512,746      449,621   (12,507,357)  (11,858,640)
                                                          -----------  -----------  ------------  ------------
  Change in net assets...................................  16,594,808   (5,292,543)   (8,960,280)  (52,931,599)
                                                          -----------  -----------  ------------  ------------
Net Assets:
    Beginning of year....................................  54,956,869   60,249,412    56,753,490   109,685,089
                                                          -----------  -----------  ------------  ------------
    End of year.......................................... $71,551,677  $54,956,869  $ 47,793,210  $ 56,753,490
                                                          ===========  ===========  ============  ============
    Accumulated net investment income....................     209,234      216,889        81,821       124,861
                                                          -----------  -----------  ------------  ------------
Share Transactions:
    Issued...............................................   1,586,068      670,522     1,855,285     2,107,515
    Reinvested...........................................     126,867      121,746        51,177     2,059,517
    Redeemed.............................................    (628,527)    (760,768)   (3,931,661)   (5,600,330)
                                                          -----------  -----------  ------------  ------------
  Change in shares.......................................   1,084,408       31,500    (2,025,199)   (1,433,298)
                                                          ===========  ===========  ============  ============


                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets


                                                                   Growth Equity Fund        Small Cap Equity Fund
                                                               --------------------------  ------------------------
                                                                Year Ended    Year Ended    Year Ended   Year Ended
                                                                August 31,    August 31,    August 31,   August 31,
                                                                   2003          2002          2003         2002
                                                               ------------  ------------  -----------  -----------
From Investment Activities:
Operations:
    Net investment income..................................... $    317,503  $     26,170  $    26,551  $    11,408
    Net realized losses on investment transactions............   (2,725,806)   (6,538,504)    (602,168)     (65,493)
    Change in unrealized appreciation/depreciation on
     investment transactions..................................    6,824,022    (8,005,414)   2,749,117   (1,298,197)
                                                               ------------  ------------  -----------  -----------
  Change in net assets from operations........................    4,415,719   (14,517,748)   2,173,500   (1,352,282)
                                                               ------------  ------------  -----------  -----------
Distributions to Shareholders:
    From net investment income................................     (288,398)      (26,152)     (22,405)      (8,299)
    Return on capital.........................................           --       (12,995)          --           --
    From net realized gains on investment transactions........           --            --           --     (198,636)
                                                               ------------  ------------  -----------  -----------
  Change in net assets from shareholder distributions.........     (288,398)      (39,147)     (22,405)    (206,865)
                                                               ------------  ------------  -----------  -----------
Capital Transactions:
    Proceeds from shares issued...............................   23,795,596    23,181,779    3,663,576    4,728,478
    Dividends reinvested......................................      116,314        17,310          678      193,539
    Cost of shares redeemed...................................  (18,388,101)  (21,495,913)  (2,067,146)    (503,391)
                                                               ------------  ------------  -----------  -----------
  Change in net assets from capital transactions..............    5,523,809     1,703,176    1,597,108    4,418,626
                                                               ------------  ------------  -----------  -----------
  Change in net assets........................................    9,651,130   (12,853,719)   3,748,203    2,859,479
                                                               ------------  ------------  -----------  -----------
Net Assets:
    Beginning of year.........................................   76,584,802    89,438,521   10,313,952    7,454,473
                                                               ------------  ------------  -----------  -----------
    End of year............................................... $ 86,235,932  $ 76,584,802  $14,062,155  $10,313,952
                                                               ============  ============  ===========  ===========
    Accumulated (distributions in excess of) net investment
     income...................................................       29,103            (2)       9,001        4,855
                                                               ------------  ------------  -----------  -----------
Share Transactions:
    Issued....................................................    2,914,557     2,305,676      351,511      382,036
    Reinvested................................................       14,497         1,928           66       16,785
    Redeemed..................................................   (2,214,500)   (2,256,136)    (192,355)     (42,718)
                                                               ------------  ------------  -----------  -----------
  Change in shares............................................      714,554        51,468      159,222      356,103
                                                               ============  ============  ===========  ===========

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
U.S. Treasury Fund

                       Schedule of Portfolio Investments
                                August 31, 2003

 Principal
  Amount           Security Description          Value
------------ -------------------------------- ------------
U.S. Treasury Bills* (41.2%):
$150,000,000 1.09%, 9/4/03................... $149,988,125
 100,000,000 1.06%, 11/20/03.................   99,797,778
                                              ------------
  Total U.S. Treasury Bills                    249,785,903
                                              ------------
Repurchase Agreements (58.9%):
  25,000,000 Bear Stearns Cos., Inc.,
              0.98%, 9/2/03, (Purchased on
              8/29/03, proceeds at maturity
              $25,002,722, collateralized by
              U.S. Treasury Securities, fair
              value $26,474,940).............   25,000,000
  25,000,000 Deutsche Bank, 1.02%, 9/2/03,
              (Purchased on 8/29/03,
              proceeds at maturity
              $25,002,833, collateralized by
              U.S. Treasury Securities, fair
              value $25,500,299).............   25,000,000
 127,233,038 J.P. Morgan Chase & Co.,
              1.00%, 9/2/03, (Purchased on
              8/29/03, proceeds at maturity
              $127,247,175, collateralized by
              U.S. Treasury Securities, fair
              value $129,781,022)............  127,233,038

 Principal
  Amount            Security Description             Value
------------  ---------------------------------  ------------
Repurchase Agreements, continued:
$ 25,000,000  Morgan Stanley Dean Witter &
               Co., 0.97%, 9/2/03, (Purchased
               on 8/29/03, proceeds at maturity
               $25,002,694, collateralized by
               U.S. Treasury Securities, fair
               value $25,500,241)............... $ 25,000,000
  25,000,000  SG Cowen, 1.00%, 9/2/03,
               (Purchased on 8/29/03,
               proceeds at maturity
               $25,002,778, collateralized by
               U.S. Treasury Securities, fair
               value $25,509,928)...............   25,000,000
 129,000,000  UBS Warburg, 1.02%, 9/2/03,
               (Purchased on 8/29/03,
               proceeds at maturity
               $129,014,620, collateralized by
               U.S. Treasury Securities, fair
               value $131,580,645)..............  129,000,000
                                                 ------------
  Total Repurchase Agreements                     356,233,038
                                                 ------------
  Total Investments
   (Cost $606,018,941)(a)-- 100.1%                606,018,941
  Liabilities in excess of other assets--(0.1)%      (394,258)
                                                 ------------
  Net Assets--100.0%                             $605,624,683
                                                 ============

--------
(a) Cost and value for federal income tax and financial reporting purposes are the same.

*  Effective yield at purchase.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Institutional U.S. Treasury Fund

                       Schedule of Portfolio Investments
                                August 31, 2003

 Principal
  Amount           Security Description            Value
----------- ----------------------------------- -----------
U.S. Treasury Bills* (64.4%):
$40,000,000 1.09%, 9/4/03...................... $39,996,800
 10,000,000 1.06%, 11/20/03....................   9,979,778
                                                -----------
  Total U.S. Treasury Bills                      49,976,578
                                                -----------
Repurchase Agreements (35.7%):
  2,000,000 Bear Stearns Cos., Inc.,
             0.98%, 9/2/03, (Purchased on
             8/29/03, proceeds at maturity
             $2,000,218, collateralized by U.S.
             Treasury Securities, fair value
             $2,117,995).......................   2,000,000
  2,000,000 Deutsche Bank, 1.02%, 9/2/03,
             (Purchased on 8/29/03, proceeds
             at maturity $2,000,227,
             collateralized by U.S. Treasury
             Securities, fair value
             $2,040,051).......................   2,000,000
  8,745,351 J.P. Morgan Chase & Co.,
             1.00%, 9/2/03, (Purchased on
             8/29/03, proceeds at maturity
             $8,746,323, collateralized by U.S.
             Treasury Securities, fair value
             $8,920,486).......................   8,745,351

 Principal
  Amount           Security Description            Value
----------- ----------------------------------- -----------
Repurchase Agreements, continued:
$ 2,000,000 Morgan Stanley Dean Witter & Co.,
             0.97%, 9/2/03, (Purchased on
             8/29/03, proceeds at maturity
             $2,000,216, collateralized by U.S.
             Treasury Securities, fair value
             $2,040,047)....................... $ 2,000,000
  2,000,000 SG Cowen, 1.00%, 9/2/03,
             (Purchased on 8/29/03, proceeds
             at maturity $2,000,222,
             collateralized by U.S. Treasury
             Securities, fair value
             $2,040,822).......................   2,000,000
 11,000,000 UBS Warburg, 1.02%, 9/2/03,
             (Purchased on 8/29/03, proceeds
             at maturity $11,001,247,
             collateralized by U.S. Treasury
             Securities, fair value
             $11,220,055)......................  11,000,000
                                                -----------
  Total Repurchase Agreements                    27,745,351
                                                -----------
  Total Investments
   (Cost $77,721,929)(a)-- 100.1%                77,721,929
  Liabilities in excess of other assets--(0.1)%     (75,234)
                                                -----------
  Net Assets--100.0%                            $77,646,695
                                                ===========

--------
(a) Cost and value for federal income tax and financial reporting purposes are the same.

*  Effective yield at purchase.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Cash Management Fund

                       Schedule of Portfolio Investments
                                August 31, 2003

 Principal
  Amount          Security Description           Value
----------- --------------------------------- ------------
Certificates of Deposit (1.0%):
Banking (1.0%):
$ 7,000,000 Societe Generale, 1.02%, 9/4/03.. $  7,000,000
                                              ------------
  Total Certificates of Deposit                  7,000,000
                                              ------------
Commercial Paper** (16.9%):
Banking (3.2%):
  2,024,000 Fortis Funding, 1.06%, 9/15/03(b)    2,023,166
  2,700,000 Royal Bank of Scotland,
             1.05%, 10/15/03.................    2,696,535
  1,800,000 Royal Bank of Scotland,
             1.07%, 10/15/03.................    1,797,638
 15,000,000 UBS Finance, 1.04%, 9/2/03.......   14,999,566
                                              ------------
                                                21,516,905
                                              ------------
Chemicals (2.2%):
  5,000,000 BASF AG, 1.02%, 9/3/03(b)........    4,999,717
 10,000,000 BASF AG, 1.03%, 9/4/03(b)........    9,999,141
                                              ------------
                                                14,998,858
                                              ------------
Consumer Products (2.2%):
 15,000,000 Procter & Gamble,
             1.02%, 11/7/03(b)...............   14,971,525
                                              ------------
Financial Services (1.8%):
  5,000,000 American Express Credit Corp.,
             1.04%, 10/15/03.................    4,993,645
  4,000,000 General Electric Capital Corp.,
             1.02%, 9/18/03..................    3,998,073
  3,000,000 General Electric Capital Corp.,
             1.06%, 10/22/03.................    2,995,495
                                              ------------
                                                11,987,213
                                              ------------
Insurance (2.4%):
 15,000,000 American International Group
             Funding, 1.01%, 9/8/03..........   14,997,054
  1,400,000 ING America Insurance,
             1.05%, 9/5/03...................    1,399,837
                                              ------------
                                                16,396,891
                                              ------------
Oil--Integrated Companies (3.6%):
 15,000,000 ChevronTexaco Corp,
             1.02%, 9/19/03..................   14,992,349
  9,000,000 Total Fina Elf SA,
             1.03%, 10/6/03(b)...............    8,990,988
                                              ------------
                                                23,983,337
                                              ------------
Pharmaceuticals (1.5%):
 10,000,000 Glaxo Wellcome PLC,
             1.00%, 9/18/03(b)...............    9,995,278
                                              ------------
  Total Commercial Paper                       113,850,007
                                              ------------

 Principal
  Amount           Security Description            Value
----------- ----------------------------------  ------------
U.S. Government Agencies (61.8%):
Fannie Mae (16.5%):
$ 5,000,000 5.33%, 10/20/03.................... $  5,027,272
  2,011,000 4.75%, 11/14/03....................    2,025,844
  4,333,000 5.13%, 2/13/04.....................    4,409,289
  4,340,000 3.63%, 4/15/04.....................    4,408,276
 30,000,000 1.07%*, 4/29/04....................   29,999,001
  1,005,000 5.63%, 5/14/04.....................    1,036,753
  6,000,000 1.30%, 6/30/04.....................    6,000,000
 10,000,000 1.03%, 7/26/04.....................   10,000,000
 10,000,000 1.18%, 7/27/04.....................   10,000,000
 20,000,000 1.09%*, 8/13/04....................   20,000,000
  5,174,000 6.50%, 8/15/04.....................    5,435,052
  7,000,000 1.20%, 8/17/04.....................    7,000,000
  3,000,000 1.20%, 8/23/04.....................    2,999,356
  3,000,000 1.25%, 8/27/04.....................    2,999,347
                                                ------------
                                                 111,340,190
                                                ------------
Federal Farm Credit Bank (1.6%):
  1,000,000 5.38%, 9/11/03.....................    1,001,123
  5,000,000 0.99%*, 4/7/04.....................    4,999,651
  5,000,000 1.00%, 7/2/04......................    4,999,512
                                                ------------
                                                  11,000,286
                                                ------------
Federal Home Loan Bank (13.8%):
    835,000 5.63%, 9/2/03......................      835,098
 14,640,000 5.13%, 9/15/03.....................   14,661,740
    780,000 5.19%, 10/20/03....................      783,760
  1,050,000 2.50%, 11/14/03....................    1,052,619
  5,000,000 3.13%, 11/14/03....................    5,018,580
  4,355,000 6.38%, 11/14/03....................    4,399,877
  1,000,000 5.50%, 11/24/03....................    1,010,100
  3,635,000 5.38%, 1/5/04......................    3,686,974
    500,000 5.29%, 2/11/04.....................      509,286
    600,000 5.25%, 2/13/04.....................      611,190
  4,115,000 3.53%, 3/25/04.....................    4,168,020
  9,000,000 1.25%, 4/15/04.....................    9,002,363
  4,925,000 3.75%, 4/15/04.....................    5,006,258
  4,560,000 4.88%, 4/16/04.....................    4,663,979
  7,055,000 4.88%, 5/14/04.....................    7,240,286
  4,000,000 3.38%, 6/15/04.....................    4,073,507
  3,000,000 1.27%, 6/22/04.....................    3,000,000
  3,000,000 1.27%, 6/25/04.....................    3,000,000
 20,000,000 1.12%*, 9/13/04....................   19,999,999
                                                ------------
                                                  92,723,636
                                                ------------
Freddie Mac (4.6%):
  1,000,000 3.50%, 9/15/03.....................    1,000,805
  3,500,000 3.50%, 10/10/03....................    3,508,384
  2,355,000 3.25%, 12/15/03....................    2,368,413
  5,910,000 3.25%, 1/15/04.....................    5,956,804

                                   Continued

AMERICAN PERFORMANCE FUNDS
Cash Management Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

 Principal
  Amount           Security Description            Value
----------- ----------------------------------  ------------
U.S. Government Agencies, continued:
Freddie Mac, continued:
$ 9,103,000 3.75%, 4/15/04..................... $  9,255,665
  2,057,000 5.00%, 5/15/04.....................    2,113,118
  4,975,000 3.00%, 7/15/04.....................    5,054,852
  1,770,000 6.25%, 7/15/04.....................    1,846,100
                                                ------------
                                                  31,104,141
                                                ------------
Student Loan Marketing Assoc. (25.3%):
 30,000,000 1.05%*, 9/18/03....................   30,000,000
 50,000,000 1.07%*, 11/20/03...................   50,000,001
 40,000,000 1.08%*, 12/18/03...................   40,000,000
 50,000,000 1.08%*, 2/19/04....................   50,000,000
                                                ------------
                                                 170,000,001
                                                ------------
  Total U.S. Government Agencies                 416,168,254
                                                ------------
U.S. Treasury Bills** (4.5%):
 15,000,000 0.83%, 9/11/03.....................   14,996,550
 15,000,000 0.88%, 9/18/03.....................   14,993,767
                                                ------------
  Total U.S. Treasury Bills                       29,990,317
                                                ------------
Repurchase Agreements (20.0%):
 20,000,000 Bear Stearns Cos., Inc., 1.03%,
             9/2/03, (Purchased on 8/29/03,
             proceeds at maturity $20,002,289,
             collateralized by U.S. Government
             Agency Securities, fair value
             $20,616,006)......................   20,000,000
 15,000,000 Deutsche Bank, 1.05%, 9/2/03,
             (Purchased on 8/29/03, proceeds
             at maturity $15,001,750,
             collateralized by U.S. Government
             Agency Securities, fair value
             $15,300,683)......................   15,000,000

 Principal
  Amount            Security Description             Value
 -----------  ---------------------------------  ------------
Repurchase Agreements, continued:
$44,289,292   J.P. Morgan Chase & Co., Inc.,
               1.04%, 9/2/03, (Purchased on
               8/29/03, proceeds at maturity
               $44,294,410, collateralized by
               U.S. Government Agency
               Securities, fair value
               $45,175,522)..................... $ 44,289,292
 10,000,000   Morgan Stanley Dean Witter & Co.,
               0.98%, 9/2/03, (Purchased on
               8/29/03, proceeds at maturity
               $10,001,089, collateralized by
               U.S. Government Agency
               Securities, fair value
               $10,200,947).....................   10,000,000
 45,000,000   UBS Warburg, 1.05%, 9/2/03,
               (Purchased on 8/29/03, proceeds
               at maturity $45,005,250,
               collateralized by U.S.
               Government Agency Securities,
               fair value $45,902,376)..........   45,000,000
                                                 ------------
  Total Repurchase Agreements                     134,289,292
                                                 ------------
  Total Investments
   (Cost $701,297,870)(a)--104.2%                 701,297,870
  Liabilities in excess of other assets--(4.2)%   (28,440,699)
                                                 ------------
  Net Assets--100.0%                             $672,857,171
                                                 ============

--------
(a) Cost and value for federal income tax and financial reporting purposes are the same.

(b) Illiquid security. 4.8% of net assets represent restricted securities, purchased under Rule 144A, Section 4(2), which are exempt from registration under the Securities Act of 1933, as amended.

* Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2003. The date presented reflects the next rate change date.

**  Effective yield at purchase.

AG--Aktiengresellschaft (West German Stock Corp.)
PLC--Public Limited Company
SA--Societe Anonyme (French Corp.)

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Institutional Cash Management Fund

                       Schedule of Portfolio Investments
                                August 31, 2003

 Principal
  Amount          Security Description            Value
----------- --------------------------------- --------------
Commercial Paper** (24.6%):
Banking (8.1%):
$ 8,000,000 Fortis Funding, 1.03%, 9/15/03(b) $    7,996,810
  8,000,000 Rabobank Nederland,
             1.02%, 10/27/03.................      7,987,307
  3,730,000 Royal Bank of Scotland,
             1.05%, 10/15/03.................      3,725,213
  5,000,000 Societe Generale, 1.04%, 9/4/03..      4,999,567
                                              --------------
                                                  24,708,897
                                              --------------
Beverages (2.0%):
  6,000,000 Coca Cola Co., 1.01%, 9/12/03....      5,998,148
                                              --------------
Financial Services (5.8%):
  5,000,000 American Express Credit Corp.,
             1.01%, 9/18/03..................      4,997,615
  4,200,000 Barclays Funding Corp.,
             1.04%, 9/22/03..................      4,197,457
    400,000 Barclays Funding Corp.,
             1.07%, 11/19/03.................        399,061
  8,000,000 General Electric Capital Corp.,
             1.05%, 9/19/03..................      7,995,800
                                              --------------
                                                  17,589,933
                                              --------------
Insurance (1.7%):
  5,000,000 ING America Insurance,
             1.05%, 9/5/03...................      4,999,417
                                              --------------
Oil--Integrated Companies (2.0%):
  6,000,000 Total Fina Elf SA,
             1.03%, 10/6/03(b)...............      5,993,992
                                              --------------
Pharmaceuticals (5.0%):
  7,500,000 Merck and Co., Inc.,
             1.00%, 9/23/03..................      7,495,417
  7,500,000 Pfizer, Inc., 1.02%, 10/1/03(b)..      7,493,625
                                              --------------
                                                  14,989,042
                                              --------------
  Total Commercial Paper                          74,279,429
                                              --------------
U.S. Government Agencies (56.6%):
Fannie Mae (17.5%):
    150,000 5.50%, 9/29/03...................        150,480
     15,000 5.45%, 10/10/03..................         15,062
  1,000,000 5.27%, 11/13/03..................      1,008,288
  6,908,000 4.75%, 11/14/03..................      6,958,906
     10,000 3.13%, 11/15/03..................         10,000
  1,500,000 5.80%, 12/10/03..................      1,519,760
    100,000 5.50%, 12/29/03..................        101,344
     50,000 5.50%, 1/8/04....................         50,719
  1,157,000 5.13%, 2/13/04...................      1,178,388
  4,015,000 4.75%, 3/15/04...................      4,092,755

 Principal
  Amount           Security Description            Value
----------- ----------------------------------  ------------
U.S. Government Agencies, continued:
Fannie Mae, continued:
$ 2,000,000 5.91%, 3/19/04..................... $  2,051,853
     40,000 6.85%, 4/5/04......................       41,270
    331,000 3.63%, 4/15/04.....................      336,071
 20,000,000 1.07%*, 4/29/04....................   19,999,333
  6,089,000 5.63%, 5/14/04.....................    6,282,373
  1,920,000 3.00%, 6/15/04.....................    1,950,670
  7,000,000 1.40%, 9/21/04.....................    7,000,000
                                                ------------
                                                  52,747,272
                                                ------------
Federal Farm Credit Bank (2.9%):
    500,000 5.63%, 9/2/03......................      500,059
    100,000 5.58%, 9/11/03.....................      100,116
  1,200,000 5.00%, 9/22/03.....................    1,202,581
  3,350,000 3.13%, 10/1/03.....................    3,355,249
  1,000,000 5.00%, 10/2/03.....................    1,003,179
    100,000 4.82%, 10/7/03.....................      100,340
    500,000 6.25%, 11/19/03....................      505,333
    100,000 5.84%, 11/21/03....................      100,986
     10,000 5.10%, 11/24/03....................       10,081
     25,000 5.15%, 12/2/03.....................       25,226
    500,000 5.05%, 12/29/03....................      506,609
      5,000 5.40%, 1/23/04.....................        5,078
  1,000,000 5.15%, 3/5/04......................    1,019,542
    160,000 5.93%, 5/28/04.....................      165,627
                                                ------------
                                                   8,600,006
                                                ------------
Federal Home Loan Bank (11.9%):
  2,905,000 5.58%, 9/2/03......................    2,905,343
    250,000 5.60%, 9/2/03......................      250,038
  2,000,000 5.63%, 9/2/03......................    2,000,240
    300,000 5.66%, 9/2/03......................      300,036
    350,000 5.13%, 9/15/03.....................      350,512
    200,000 5.14%, 9/23/03.....................      200,452
    200,000 5.01%, 10/1/03.....................      200,219
    500,000 5.44%, 10/15/03....................      502,507
     50,000 5.19%, 10/20/03....................       50,248
    100,000 4.89%, 10/30/03....................      100,582
    100,000 5.03%, 11/3/03.....................      100,628
  1,300,000 2.50%, 11/14/03....................    1,303,244
  3,975,000 3.13%, 11/14/03....................    3,990,185
  3,360,000 6.38%, 11/14/03....................    3,395,701
    475,000 5.21%, 11/17/03....................      479,010
    250,000 5.30%, 11/17/03....................      252,126
  1,000,000 2.88%, 11/21/03....................    1,003,774
    250,000 5.65%, 11/25/03....................      252,550
     10,000 5.13%, 12/1/03.....................       10,093
    450,000 3.18%, 12/3/03.....................      452,440
    500,000 5.31%, 12/22/03....................      506,322
     60,000 5.42%, 12/22/03....................       60,700

                                   Continued

AMERICAN PERFORMANCE FUNDS
Institutional Cash Management Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

 Principal
  Amount           Security Description            Value
----------- ----------------------------------  ------------
U.S. Government Agencies, continued:
Federal Home Loan Bank, continued:
$    25,000 5.30%, 12/29/03.................... $     25,306
    200,000 6.36%, 1/2/04......................      203,475
  1,065,000 5.38%, 1/5/04......................    1,079,870
    275,000 5.17%, 1/8/04......................      278,635
    400,000 5.22%, 1/12/04.....................      405,842
     50,000 5.51%, 1/20/04.....................       50,789
     50,000 5.13%, 1/28/04.....................       50,744
    500,000 3.25%, 2/13/04.....................      504,374
    470,000 3.75%, 2/13/04.....................      475,556
    100,000 6.88%, 2/13/04.....................      102,593
     10,000 5.30%, 2/18/04.....................       10,180
  1,000,000 3.55%, 2/20/04.....................    1,010,524
     50,000 5.40%, 2/24/04.....................       50,956
     10,000 5.64%, 3/15/04.....................       10,214
    500,000 5.66%, 3/17/04.....................      512,038
     25,000 6.78%, 3/24/04.....................       25,737
    430,000 5.58%, 3/26/04.....................      440,511
    400,000 5.46%, 3/29/04.....................      410,037
    200,000 5.59%, 3/30/04.....................      205,284
    300,000 7.00%, 5/26/04.....................      312,696
  1,000,000 3.23%, 5/28/04.....................    1,016,606
     20,000 7.31%, 6/16/04.....................       20,906
     15,000 6.23%, 6/17/04.....................       15,547
 10,000,000 1.12%*, 9/13/04....................   10,000,001
                                                ------------
                                                  35,885,371
                                                ------------
Freddie Mac (7.1%):
    313,000 3.50%, 9/15/03.....................      313,238
    500,000 3.40%, 10/1/03.....................      500,863
  1,500,000 3.18%, 10/24/03....................    1,504,127
  6,999,000 6.38%, 11/15/03....................    7,072,821
  2,175,000 3.05%, 11/28/03....................    2,184,670
    200,000 5.99%, 12/1/03.....................      202,387
    300,000 3.25%, 12/15/03....................      301,523
  5,000,000 3.25%, 1/15/04.....................    5,040,674
    450,000 5.00%, 1/15/04.....................      456,392
    359,000 5.25%, 2/15/04.....................      365,643
    300,000 6.29%, 2/24/04.....................      307,351
  1,575,000 6.31%, 2/26/04.....................    1,613,438
    600,000 6.65%, 3/10/04.....................      617,141
  1,000,000 5.00%, 5/15/04.....................    1,028,136
                                                ------------
                                                  21,508,404
                                                ------------
Student Loan Marketing Assoc. (17.2%):
  5,000,000 1.05%*, 9/18/03....................    5,000,000
 10,000,000 1.05%*, 10/16/03...................   10,000,000
 15,000,000 1.07%*, 11/20/03...................   15,000,000
 10,000,000 1.08%*, 12/18/03...................   10,000,000

 Principal
  Amount          Security Description           Value
----------- --------------------------------- ------------
U.S. Government Agencies, continued:
Student Loan Marketing Assoc., continued:
$10,000,000 1.08%*, 2/19/04.................. $ 10,000,000
     25,000 4.75%, 4/23/04...................       25,525
  1,800,000 3.38%, 7/15/04...................    1,834,712
                                              ------------
                                                51,860,237
                                              ------------
  Total U.S. Government Agencies               170,601,290
                                              ------------
Repurchase Agreements (18.4%):
 10,000,000 Bear Stearns Cos., Inc.,
             1.03%, 9/2/03, (Purchased on
             8/29/03, proceeds at maturity
             $10,001,144, collateralized by
             U.S. Government Agency
             Securities, fair value
             $10,308,003)....................   10,000,000
  5,000,000 Deutsche Bank, 1.05%, 9/2/03,
             (Purchased on 8/29/03, proceeds
             at maturity $5,000,583,
             collateralized by U.S.
             Government Agency Securities,
             fair value $5,100,227)..........    5,000,000
 15,476,553 J.P. Morgan Chase & Co.,
             1.04%, 9/2/03, (Purchased on
             8/29/03, proceeds at maturity
             $15,478,341, collateralized by
             U.S. Government Agency
             Securities, fair value
             $15,786,239)....................   15,476,553
 10,000,000 Morgan Stanley Dean Witter &
             Co., 0.98%, 9/2/03, (Purchased
             on 8/29/03, proceeds at maturity
             $10,001,089, collateralized by
             U.S. Government Agency
             Securities, fair value
             $10,200,946)....................   10,000,000
 15,000,000 UBS Warburg, 1.05%, 9/2/03,
             (Purchased on 8/29/03, proceeds
             at maturity $15,001,750,
             collateralized by U.S.
             Government Agency Securities,
             fair value $15,300,792).........   15,000,000
                                              ------------
  Total Repurchase Agreements                   55,476,553
                                              ------------
  Total Investments
   (Cost $300,357,272)(a)--99.6%               300,357,272
  Other assets in excess of liabilities--0.4%    1,143,187
                                              ------------
  Net Assets--100.0%                          $301,500,459
                                              ============

                                   Continued

AMERICAN PERFORMANCE FUNDS
Institutional Cash Management Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

                      See notes to financial statements.

--------
(a) Cost and value for federal income tax and financial reporting purposes are the same.

(b) Illiquid security. 7.1% of net assets represent restricted securities, purchased under Rule 144A, Section 4(2), which are exempt from registration under the Securities Act of 1933, as amended.

* Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2003. The date presented reflects the next rate change date.

**  Effective yield at purchase.

SA--Societe Anonyme (French Corp.)

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                       Schedule of Portfolio Investments
                                August 31, 2003

 Shares
   or
Principal
 Amount            Security Description             Value
--------- -------------------------------------- -----------
Alternative Minimum Tax Paper (1.5%):
Illinois (0.9%):
$350,000  Chicago O'Hare International Airport,
           Revenue Refunding, Series A,
           5.60%, 1/1/07, Callable 10/1/03 @
           102*, Insured by: MBIA............... $   358,239
                                                 -----------
Texas (0.6%):
 250,000  Texas State Student Loan, GO, 5.75%,
           8/1/08, Callable 8/1/04 @ 100*.......     255,825
                                                 -----------
  Total Alternative Minimum Tax Paper                614,064
                                                 -----------
Municipal Bonds (96.9%):
Alabama (3.5%):
 475,000  Birmingham Alabama Refunding &
           Capital Improvement, GO, Series B,
           3.13%, 12/1/08, Insured by:
           AMBAC................................     483,018
 450,000  Huntsville Alabama Water System
           Revenue, 4.70%, 11/1/13, Callable
           11/1/08 @ 101*.......................     465,710
 500,000  Montgomery Educational Building
           Facilities Authority Revenue,
           Faulkner University Project, 4.95%,
           10/1/14, Callable 10/1/08 @ 102*,
           Insured by: MBIA.....................     526,085
                                                 -----------
                                                   1,474,813
                                                 -----------
Alaska (1.3%):
 500,000  Alaska State Housing Financial Corp.,
           Series A, 6.10%, 12/1/06.............     532,220
                                                 -----------
Arkansas (2.2%):
 425,000  Jonesboro Arkansas City Water, Public
           Utility System, 2.50%, 11/15/05......     434,813
 455,000  Sheridan Arkansas School District
           Number 37, GO, 4.50%, 2/1/14,
           Callable 8/1/08 @ 100*, Insured by:
           AMBAC................................     461,807
                                                 -----------
                                                     896,620
                                                 -----------
California (1.3%):
 500,000  Folsom, School Facilities Project, GO,
           Series B, 6.00%, 8/1/06, Callable
           8/1/04 @ 102*, Insured by: FGIC......     532,825
                                                 -----------
Georgia (1.2%):
 500,000  Atlanta Georgia Water & Wastewater
           Revenue, 0.83%**, 11/1/41............     500,000
                                                 -----------

 Shares
   or
Principal
 Amount            Security Description              Value
--------- --------------------------------------- -----------
Municipal Bonds, continued:
Hawaii (1.3%):
$500,000  Hawaii State Refunding, GO, 5.13%,
           2/1/07, Insured by: FGIC--TCRS........ $   546,325
                                                  -----------
Illinois (9.8%):
 445,000  Chicago Park District Refunding, GO,
           5.45%, 1/1/04, Callable 10/10/03 @
           102*, Insured by: FGIC................     451,688
 400,000  Chicago Park District Refunding, GO,
           Series A, 5.25%, 11/15/12, Callable
           11/15/08 @ 100*, Insured by:
           MBIA..................................     413,976
 250,000  Chicago Project & Referendum, GO,
           Series B, 5.13%, 1/1/13, Callable
           1/1/06 @ 102*, Insured by: FGIC.......     264,725
 500,000  Chicago School Finance Authority
           Refunding, GO, Series A, 5.38%,
           6/1/08, Callable 11/10/03 @ 102*,
           Insured by: FGIC......................     511,590
 500,000  Illinois Development Finance
           Authority, Pollution Control
           Revenue Refunding, Commonwealth
           Edison Co., 5.70%, 1/15/09, Insured
           by: AMBAC.............................     562,024
 250,000  Illinois Health Facilities Authority
           Revenue, Edward Hospital Obligated
           Group--A, 5.50%, 2/15/15..............     267,425
 500,000  Illinois Health Facilities Authority
           Revenue, Methodist Medical Center,
           5.13%, 11/15/18, Callable 11/15/08
           @ 101*................................     504,060
 500,000  Illinois Health Facilities Revenue, OSF
           Healthcare System, 5.75%, 11/15/07,
           Callable 11/15/03 @ 102*..............     512,515
 285,000  Joliet Illinois Waterworks & Sewage
           Revenue, Series A, 5.00%, 1/1/14,
           Callable 1/1/12 @ 100*, Insured by:
           AMBAC.................................     300,681
  75,000  Kane County Illinois Public Building
           Community College Facilities
           Revenue, 2.50%, 12/1/04, Insured
           by: AMBAC.............................      76,349
 215,000  Kane County Illinois School District
           #129 Aurora West Side, GO, Series
           B, 4.70%, 2/1/15, Callable 2/1/12 @
           100*, Insured by: FGIC................     219,887
                                                  -----------
                                                    4,084,920
                                                  -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

 Shares
   or
Principal
 Amount            Security Description             Value
--------- -------------------------------------- -----------
Municipal Bonds, continued:
Indiana (4.0%):
$500,000  Blackford County School Building
           Revenue, First Mortgage, 5.10%,
           1/15/16, Callable 7/15/06 @ 101*,
           Insured by: AMBAC.................... $   521,925
 600,000  Indiana State Office Building Revenue,
           Series B, 5.25%, 7/1/15, Callable
           9/29/03 @ 102*, Insured by:
           AMBAC................................     614,117
 500,000  South Bend Water Works Revenue,
           4.75%, 1/1/12, Callable 1/1/06 @
           101*, Insured by: FSA................     518,085
                                                 -----------
                                                   1,654,127
                                                 -----------
Iowa (1.2%):
 500,000  Iowa Student Loan Liquidity Corp.,
           Revenue Bond, Series T, 0.91%**,
           6/1/04, Insured by: AMBAC............     500,000
                                                 -----------
Kansas (1.8%):
 225,000  Pottawatomie County Kansas
           University School District No. 320,
           4.00%, 9/1/04........................     231,721
 505,000  Shawnee County Kansas, 1.60%,
           3/1/04...............................     505,162
                                                 -----------
                                                     736,883
                                                 -----------
Kentucky (0.7%):
 285,000  Northern Kentucky Water District
           Revenue, Series B, 3.50%, 2/1/07,
           Insured by: FSA......................     296,315
                                                 -----------
Louisiana (1.2%):
 500,000  Louisiana Public Facilities Authority,
           Louisiana Water Co. Project, 5.45%,
           2/1/13, Callable 8/1/07 @ 100*,
           Insured by: AMBAC....................     508,335
                                                 -----------
Maine (0.9%):
 380,000  Maine Municipal Bond Bank, Revenue
           Bond, 4.00%, 11/1/15, Callable
           11/1/13 @ 100*.......................     368,212
                                                 -----------
Michigan (6.1%):
 550,000  Detroit Sewer Disposal Revenue, Series
           A, 5.25%, 7/1/15, Callable 7/1/05 @
           101*, Insured by: MBIA...............     594,291
 600,000  Lake Orion Michigan Community
           School District, GO, 5.00%, 5/1/16,
           Callable 5/1/12 @ 100*, Insured by:
           Q-SBLF...............................     627,887

 Shares
   or
Principal
 Amount           Security Description             Value
--------- ------------------------------------- -----------
Municipal Bonds, continued:
Michigan, continued:
$600,000  Michigan State Building Authority
           Revenue, Series I, 4.75%, 10/15/15,
           Callable 10/15/09 @ 100*............ $   615,683
 400,000  Novi Michigan Special Assessment,
           4.75%, 10/1/14, Callable 10/1/08 @
           100*, Insured by: AMBAC.............     410,340
 300,000  Taylor Mich Tax Increment Financing
           Authority, 4.50%, 5/1/11, Callable
           5/1/08 @ 100*, Insured by: FSA......     309,807
                                                -----------
                                                  2,558,008
                                                -----------
Minnesota (1.5%):
 110,000  Burnsville Minnesota Independent
           School Dist #191, GO, Series A,
           4.88%, 2/1/09, Callable 2/1/06 @
           100*, Insured by: Student Credit
           Program.............................     116,563
 500,000  Will County School District No. 122,
           GO, Series B, 5.10%, 11/1/15,
           Callable 11/1/11 @ 100*, Insured by:
           FGIC................................     526,585
                                                -----------
                                                    643,148
                                                -----------
Missouri (1.4%):
 165,000  Greene County Missouri Single Family
           Mortgage, Revenue Bond,
           4.25%***, 3/1/16, Insured by: PMI...      89,301
 500,000  St. Louis Missouri School District
           University, 2.00%, 2/15/04..........     502,375
                                                -----------
                                                    591,676
                                                -----------
Nebraska (1.1%):
 470,000  Omaha Public Power District
           Nebraska Electric Revenue, Series A,
           3.25%, 2/1/10.......................     461,611
                                                -----------
Nevada (3.1%):
 250,000  Clark County, Series A, GO, 6.00%,
           7/1/06, Callable 11/10/03 @ 101*....     253,443
 500,000  Las Vegas Downtown Redevelopment
           Agency, Tax Increment Revenue
           Refunding, 5.40%, 6/1/07, Callable
           6/1/05 @ 101*, Insured by: FSA......     527,825
 500,000  Reno Hospital Revenue, St. Mary's
           Regional Medical Center, 5.25%,
           5/15/07, Callable 10/27/03 @ 102*,
           Insured by: MBIA....................     510,990
                                                -----------
                                                  1,292,258
                                                -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

 Shares
   or
Principal
 Amount           Security Description            Value
--------- ------------------------------------ -----------
Municipal Bonds, continued:
New Mexico (0.6%):
$235,000  Aztec New Mexico School District,
           GO, 3.60%, 10/1/10, Insured by:
           FGIC............................... $   235,959
                                               -----------
North Dakota (0.1%):
  35,000  West Fargo North Dakota, GO, 3.00%,
           5/1/05, Insured by: MBIA...........      35,916
                                               -----------
Ohio (1.2%):
 500,000  Ohio Municipal Electric Generation
           Agency, 5.38%, 2/15/13, Callable
           11/10/03 @ 102*, Insured by:
           AMBAC..............................     511,595
                                               -----------
Oklahoma (11.2%):
 150,000  Broken Arrow Oklahoma Municipal
           Authority Northeastern State
           University Project, 4.40%,
           5/1/08, Callable 5/1/06 @
           100*, Insured by: AMBAC............     156,279
 200,000  Edmond Oklahoma Public Works
           Authority Utility, 5.60%,
           7/1/19, Callable 7/1/09 @
           100*, Insured by: AMBAC............     214,872
 765,000  Edmond Oklahoma Public Works
           Authority, Revenue Refunding,
           5.00%, 7/1/15, Callable 7/1/08 @
           100*, Insured by: MBIA.............     799,761
  35,000  Grand River Dam Authority Revenue,
           5.75%, 6/1/06, Insured by:
           FSA-CR.............................      38,613
 330,000  Grand River Dam Authority Revenue,
           5.90%, 11/1/08, Callable 11/10/03 @
           101*, ETM..........................     362,287
 500,000  Oklahoma City Water Utilities
           Revenue, Series A, 5.00%, 7/1/16,
           Callable 7/1/09 @ 100*.............     523,155
 350,000  Oklahoma Development Finance
           Authority Lease Revenue, Master-
           Oklahoma State System Higher
           Education, 3.63%, 12/1/10..........     352,167
 500,000  Oklahoma State Housing Finance
           Agency, Multifamily Housing
           Revenue, Series A4, 5.50%, 11/1/25,
           Callable 5/1/05 @ 100*, Mandatory
           Put 11/1/05, FNMA Collateral.......     529,600
 285,000  Oklahoma University Board of
           Regents, Series A, 5.50%, 6/1/16,
           Callable 6/1/11 @ 100*.............     309,521

 Shares
   or
Principal
 Amount           Security Description             Value
--------- ------------------------------------- -----------
Municipal Bonds, continued:
Oklahoma, continued:
$500,000  Tulsa Industrial Authority, Hospital
           Revenue, St. John's Medical Center
           Project, 5.70%, 2/15/04............. $   510,675
 540,000  Tulsa Public Facilities Authority,
           Capital Improvement, Series 1988-B,
           5.70%, 3/1/05, Callable 11/17/03 @
           101.5*..............................     549,650
 335,000  University of Oklahoma Revenue,
           Tulsa Campus, 3.80%, 1/1/12.........     331,915
                                                -----------
                                                  4,678,495
                                                -----------
Pennsylvania (6.0%):
 350,000  Bristol Township School District, GO,
           Series A, 5.25%, 2/15/09, Callable
           2/15/04 @ 100*, Insured by: MBIA,
           State Aid Withholding...............     356,024
 500,000  Harrisburg Recovery Facilities
           Revenue, Series A, 5.00%, 9/1/12,
           Callable 9/1/08 @ 101*, Insured by:
           FSA.................................     558,449
 250,000  Lackawanna County, GO, Series A,
           4.80%, 1/1/13, Callable 1/1/09 @
           100*, Insured by: FGIC..............     259,153
 250,000  New Hope Solebury Pennsylvania
           School District, GO, 4.00%, 8/15/08,
           Callable 2/15/06 @ 100*, Insured by:
           State Aid Withholding...............     257,265
 500,000  Pennsylvania Housing Finance Agency,
           Single Family Mortgage, Series A-
           75, 0.94%**, 10/1/32................     500,000
 550,000  Pittsburgh Pennsylvania Water &
           Sewer Authority System, Revenue
           Refunding, Series A, 4.75%, 9/1/16,
           Callable 9/24/03 @ 102*, Insured by:
           FGIC................................     553,553
                                                -----------
                                                  2,484,444
                                                -----------
South Carolina (2.0%):
 250,000  Pickens County South Carolina School
           District, 2.25%, 3/1/06.............     252,610
  75,000  Pickens County South Carolina School
           District, GO, Series A, 2.25%,
           3/1/04, Insured by: FGIC............      75,484
 500,000  South Carolina Transportation
           Infrastructure Bank Revenue, Series
           A, 4.45%, 10/1/13, Callable 10/1/08
           @ 101*..............................     503,695
                                                -----------
                                                    831,789
                                                -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

 Shares
   or
Principal
 Amount            Security Description             Value
--------- -------------------------------------- -----------
Municipal Bonds, continued:
Texas (20.3%):
$555,000  Allen Texas, GO, 4.50%, 9/1/13,
           Callable 9/1/12 @ 100*, Insured by:
           AMBAC................................ $   569,596
  50,000  Bay City Texas Independent School
           District, GO, 4.80%, 2/15/14,
           Callable 2/15/08 @ 100*, Insured by:
           PSF-GTD..............................      51,061
 300,000  Baytown Texas Water and Sewer,
           Revenue Bond, 1.90%, 2/1/06,
           Insured by: MBIA.....................     300,126
  30,000  Canyon Texas Independent School
           District, GO, 3.00%, 2/15/05, Insured
           by: PSF-GTD..........................      30,703
 525,000  Corpus Christi Texas Independent,
           3.20%, 8/15/10, Insured by: PSF-
           GTD..................................     510,305
 500,000  Dallas Texas Independent School
           District, GO, 4.50%, 8/15/14,
           Callable 8/15/09 @ 100*, Insured by:
           PST-GTD..............................     508,620
 165,000  Del Rio Texas, GO, Series B, 4.50%,
           7/1/16, Callable 7/1/12 @ 100*,
           Insured by: AMBAC....................     165,111
 100,000  Denton County Texas Utility Systems,
           Revenue Bond, 5.20%, 7/15/14,
           Callable 6/1/13 @ 100*, Insured by:
           FSA..................................     102,680
 250,000  Denton Texas Utility Systems Revenue
           Refunding, 3.75%, 12/1/13, Callable
           6/1/13 @ 100*, Insured by: FSA.......     238,963
  50,000  Galveston County Texas, GO, 4.85%,
           2/1/04, Callable 10/9/03 @ 102*......      50,752
 500,000  Houston Refunding & Public
           Improvement, GO, Series A, 4.75%,
           3/1/17, Callable 3/1/09 @ 100*,
           Insured by: MBIA.....................     503,370
 250,000  Houston Texas Independent School
           District, 2.20%***, 8/15/05, Insured
           by: PSF-GTD..........................     242,455
 500,000  Hurst Euless Bedford Texas
           Independent School District, GO,
           4.70%, 8/15/13, Callable 8/15/08 @
           100*, Insured by: PSF-GTD............     512,075
 500,000  Katy Independent School District, GO,
           Series A, 4.80%, 2/15/14, Callable
           2/15/08 @ 100*.......................     510,610

 Shares
   or
Principal
 Amount           Security Description             Value
--------- ------------------------------------- -----------
Municipal Bonds, continued:
Texas, continued:
$215,000  Lubbock Texas Independent School
           District, GO, 4.50%, 2/15/16,
           Callable 2/15/12 @ 100*, Insured by:
           PSF-GTD............................. $   215,146
 295,000  Northside Texas Independent School
           District, GO, 2.00%, 2/15/06,
           Callable 2/15/04 @ 100*, Insured by:
           AMBAC...............................     295,186
 305,000  Northside Texas Independent School
           District, GO, 2.50%, 2/15/08,
           Callable 2/15/04 @ 100*, Insured by:
           AMBAC...............................     300,117
 550,000  Pflugerville, GO, 4.75%, 8/1/20,
           Callable 8/1/13 @ 100*, Insured by:
           FGIC................................     543,054
 350,000  Port Arthur Naval District Refunding,
           GO, 4.88%, 3/1/17, Callable 3/1/08
           @ 100*, Insured by: AMBAC...........     353,591
 260,000  Port Houston Authority Texas Harris
           County, Series A, 3.75%, 10/1/11....     257,257
 500,000  San Antonio Texas Electric & Gas
           Revenue, 4.50%, 2/1/21, Callable
           2/1/09 @ 100*.......................     471,685
  50,000  San Patricio Texas Municipal Water
           District, 4.75%, 7/10/13, Callable
           7/10/09 @ 100*, Insured by: FSA.....      51,532
 500,000  Texas State, GO, 5.00%, 10/1/15,
           Callable 4/1/08 @ 100*..............     522,145
 400,000  Tomball Independent School District,
           GO, 4.75%, 2/15/16, Callable
           2/15/09 @ 100*......................     404,788
 350,000  University of Texas Revenue, 4.38%,
           8/15/10, Callable 8/15/07 @ 100*....     361,165
 400,000  Wichita Falls Texas Independent
           School, 4.30%, 2/1/11...............     407,848
                                                -----------
                                                  8,479,941
                                                -----------
Utah (3.2%):
 550,000  Utah State Housing Financial Agency,
           5.10%, 7/1/18, Callable 1/1/10 @
           101.5*, Insured by: FHA/VA
           MTGS................................     550,330
 250,000  Utah State, GO, Series A, 5.00%,
           7/1/12, Callable 1/1/10 @ 100.5*....     276,388

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

 Shares
   or
Principal
 Amount            Security Description             Value
--------- -------------------------------------- -----------
Municipal Bonds, continued:
Utah, continued:
$500,000  Washington County Utah School
           District St. George, Series A, 4.50%,
           3/1/15, Callable 3/1/12 @ 100*,
           Insured by: School Board
           Guarantee............................ $   507,060
                                                 -----------
                                                   1,333,778
                                                 -----------
Virginia (1.2%):
  25,000  Chesterfield County Virginia, GO,
           4.00%, 1/1/04........................      25,260
 500,000  Virginia State Housing Development
           Authority Commonwealth Mortgage,
           Revenue Bond, Series B-1, 3.90%,
           1/1/15, Callable 1/1/12 @ 100*.......     474,415
                                                 -----------
                                                     499,675
                                                 -----------
Washington (6.9%):
 400,000  Grays Harbor County Public Utility,
           Revenue Bond, 5.13%, 1/1/14,
           Callable 1/1/07 @ 100*, Insured by:
           AMBAC................................     422,156
 300,000  Seattle Drain & Wastewater, Revenue
           Refunding & Improvement, 5.00%,
           11/1/17, Callable 11/1/11 @ 100*,
           Insured by: FGIC.....................     309,315
 500,000  Washington State Health Care
           Facilities, Revenue Bond, 5.13%,
           12/1/12, Callable 12/1/07 @ 101*,
           Insured by: MBIA.....................     522,640

 Shares
   or
Principal
 Amount           Security Description            Value
--------- ------------------------------------ -----------
Municipal Bonds, continued:
Washington, continued:
$350,000  Washington State Health Care
           Facilities, Revenue Bond, 5.50%,
           11/15/13, Callable 11/15/08 @ 101*,
           Insured by: AMBAC.................. $   374,234
 550,000  Washington State Higher Education
           Facilities Authority, Revenue
           Refunding, Gonzaga University
           Project, 4.75%, 4/1/22, Callable
           4/1/08 @ 100*......................     531,520
 750,000  Washington State Public Improvement,
           GO, Series A, 4.50%, 7/1/23,
           Callable 7/1/08 @ 100*.............     697,747
                                               -----------
                                                 2,857,612
                                               -----------
Wisconsin (0.6%):
 250,000  Milwaukee County Wisconsin, GO,
           Series A, 5.00%, 10/1/14, Callable
           10/1/11 @ 100*.....................     263,938
                                               -----------
  Total Municipal Bonds                         40,391,438
                                               -----------
Investment Companies (0.9%):
 370,925  Goldman Sachs Tax-Free Fund.........     370,925
                                               -----------
  Total Investment Companies                       370,925
                                               -----------
  Total Investments
   (Cost $40,454,604) (a)--99.3%                41,376,427
  Other assets in excess of liabilities--0.7%      276,466
                                               -----------
  Net Assets--100.0%                           $41,652,893
                                               ===========

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

--------
(a) Represents cost for financial reporting purposes and federal income tax purposes and differs from fair value by net unrealized appreciation of securities as follows.

           Unrealized appreciation...................... $1,071,895
           Unrealized depreciation......................   (150,072)
                                                         ----------
           Net unrealized appreciation.................. $  921,823
                                                         ==========

* Represents next call date. Additional subsequent call dates and amounts also apply to this security.

** Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2003. The date presented reflects the final maturity date.

*** Zero Coupon Bond. The rate presented on the Schedule of Portfolio
    Investments is the effective rate.

AMBAC--AMBAC Indemnity Corporation
ETM--Escrowed to Maturity
FGIC--Financial Guaranty Insurance Corporation
FGIC-TCRS--Financial Guaranty Insurance Corporation Transferable Custodial Receipts
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance
FSA-CR--Financial Security Assurance Credit
GO--General Obligation Bond
MBIA--Municipal Bond Insurance Association
PMI--Principal Mortgage Insurance
PSF-GTD--Public School Fund Guaranteed
PST-GTD--Public School Trust Guaranteed
Q-SBLF--Qualified School Bond Loan Fund
TCRS--Transferable Custodial Receipts
VA MTGS--Veterans Administration Mortgages

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                       Schedule of Portfolio Investments
                                August 31, 2003

  Shares
    or
 Principal
  Amount          Security Description           Value
----------- --------------------------------- ------------
Asset Backed Securities (2.3%):
$ 1,000,000 ACLC Business Loan Receivables
             Trust, Series 1998-2I, Class A3,
             6.69%, 11/15/07................. $    893,910
  1,000,000 ACLC Business Loan Receivables
             Trust, Series 1998-2, Class A3,
             6.69%, 4/15/20..................      893,910
    999,938 ACLC Business Loan Receivables
             Trust, Series 1999-2, Class A2,
             7.59%, 1/15/21..................      994,952
    400,000 ACLC Business Loan Receivables
             Trust, Series 2000-1, Class A3F,
             8.03%, 10/15/21.................      383,494
    562,169 Atherton Franchisee Loan Funding,
             Series 1998-A, Class A2,
             6.72%, 8/15/10..................      552,717
    500,000 Atherton Franchisee Loan Funding,
             Series 1998-A, Class B,
             6.85%, 6/15/11..................      401,274
  1,115,839 Captec Franchise Trust, Series
             2000-1, Class A1,
             7.89%, 10/15/10.................    1,104,497
    142,384 Green Tree Financial Corp.,
             6.30%, 12/15/13.................      144,304
                                              ------------
  Total Asset Backed Securities                  5,369,058
                                              ------------
Collateralized Mortgage Obligations (54.3%):
     61,282 ABN-AMRO Mortgage Corp,
             Series 2001-8, Class 5A2,
             6.50%, 1/25/17..................       62,230
    109,453 ABN-AMRO Mortgage Corp,
             Series 2002-3, Class A2,
             6.00%, 4/25/17..................      111,126
    215,008 ABN-AMRO Mortgage Corp,
             Series 2002-5, Class 2A,
             6.50%, 7/25/17..................      219,488
    143,000 Bank of America Mortgage
             Securities, Series 2001-7,
             Class A12, 6.50%, 7/25/31.......      142,872
     16,128 Bank of America Mortgage
             Securities, Series 2002-10,
             Class 2A2, 5.50%, 11/25/17......       16,119
  4,920,929 Bank of America Mortgage
             Securities, Series 2002-2,
             Class 3A1, 6.00%, 3/25/17.......    5,050,569
  5,250,000 Bank of America Mortgage
             Securities, Series 2002-9,
             Class 1A7, 6.25%, 10/25/32......    5,322,816

  Shares
    or
 Principal
  Amount           Security Description            Value
----------- ----------------------------------- ------------
Collateralized Mortgage Obligations, continued:
$   187,629 Bank One Mortgage, Series 2000-1,
             Class 6A, 7.50%, 3/15/15.......... $    188,019
    162,306 Chase Mortgage Finance Corp.,
             Series 1998-S1, Class A7,
             6.75%, 5/25/28....................      162,169
     30,304 Chase Mortgage Finance Corp.,
             Series 1998-S8, Class A2,
             6.00%, 1/25/29....................       30,644
     24,220 Citicorp Mortgage Securities, Inc.,
             Series 1994-9, Class A8,
             5.75%, 6/25/09....................       24,658
    796,437 Citicorp Mortgage Securities, Inc.,
             Series 2002-6, Class 2A1,
             6.00%, 5/25/32....................      813,872
  2,989,759 Citicorp Mortgage Securities, Inc.,
             Series 2002-12, Class 1A1,
             5.75%, 12/25/32...................    3,033,577
  3,180,684 Citicorp Mortgage Securities, Inc.
             Series 2002-3, Class 2A2,
             6.00%, 3/25/17....................    3,216,713
    805,049 Citicorp Mortgage Securities, Inc.
             Series 2002-8, Class 2A,
             6.00%, 7/25/32....................      819,518
     16,400 CMC Securities Corp. III,
             Series 1998-1, Class 2A,
             6.50%, 4/25/13....................       16,627
     17,745 Countrywide Funding Corp.,
             Series 1994-13, Class A8,
             6.50%, 6/25/09....................       17,716
  3,345,081 Countrywide Home Loans,
             Series 2002-19, Class 2A1,
             5.50%, 11/25/17...................    3,391,278
  1,960,484 Countrywide Home Loans,
             Series 2001-25, Class A12,
             6.13%, 1/25/32....................    1,985,832
    330,400 Countrywide Home Loans,
             Series 2001-29, Class A5,
             6.00%, 2/25/32....................      330,823
     52,864 Countrywide Home Loans,
             Series 2001-29, Class A6,
             6.50%, 2/25/32....................       52,941
    380,000 Countrywide Home Loans,
             Series 2002-12, Class 1A24,
             6.50%, 5/25/19....................      384,392
     75,324 Countrywide Home Loans,
             Series 2002-16, Class 1A1,
             6.50%, 9/25/32....................       75,324

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

  Shares
    or
 Principal
  Amount            Security Description            Value
----------- ------------------------------------ -----------
Collateralized Mortgage Obligations, continued:
$ 3,376,360 Countrywide Home Loans, Series
             2002-19, Class 2A4,
             5.50%, 11/25/17.................... $ 3,445,838
  2,808,011 Countrywide Home Loans, Series
             2002-25, Class 1A1,
             6.00%, 11/25/32....................   2,834,399
    556,425 Credit Suisse First Boston Mortgage
             Securities Corp, Series 2001-26,
             Class 2A4, 6.00%, 11/25/31.........     567,119
    100,000 Credit Suisse First Boston Mortgage
             Securities Corp., Series 2002-19,
             Class 2A3, 6.02%, 6/25/32..........     103,305
    193,840 Credit Suisse First Boston Mortgage
             Securities Corp., Series 2002-9,
             Class 2A3, 6.58%**, 3/25/32........     195,748
  3,294,977 Deutsche Mortgage Securities, Inc.,
             Series 2002-1, Class A14,
             6.00%, 10/25/13....................   3,353,339
         74 Fannie Mae, Series 1992-47, Class J,
             8.00%, 2/25/07.....................          74
    127,892 Fannie Mae, Series 1992-196,
             Class J, 6.00%, 11/25/07...........     133,045
    143,647 Fannie Mae, Series 1993-85,
             Class H, 6.50%, 6/25/08............     144,389
     75,000 Fannie Mae, Series 1993-191,
             Class PJ, 6.00%, 10/25/08..........      80,149
    659,386 Fannie Mae, Series 1999-1, Class K,
             5.50%, 12/25/08....................     681,022
  3,366,094 Fannie Mae, 4.00%, 5/1/10,
             Pool #254753.......................   3,318,480
     54,873 Fannie Mae, Series 1996-9, Class H,
             6.50%, 11/25/13....................      55,311
     42,389 Fannie Mae, 6.50%, 9/25/18,
             Series 2001-4, Class PA............      42,704
      5,919 Fannie Mae, Series 1991-108,
             Class J, 7.00%, 9/25/21............       6,380
    811,517 Fannie Mae, Series 1991-165,
             Class L, 7.50%, 12/25/21...........     861,572
     47,771 Fannie Mae, Series 1992-11,
             Class E, 8.00%, 12/25/21...........      51,359
     65,042 Fannie Mae, Series 1992-34,
             Class G, 8.00%, 3/25/22............      68,999
     18,498 Fannie Mae, Series 1992-82,
             Class E, 7.00%, 4/25/22............      18,930
     13,870 Fannie Mae, Series 1992-149,
             Class G, 7.00%, 6/25/22............      14,020
      1,027 Fannie Mae, 6.00%, 9/25/22,
             Series 1993-75, Class C............       1,026

  Shares
    or
 Principal
  Amount        Security Description        Value
----------- ---------------------------- ------------
Collateralized Mortgage Obligations, continued:
$    32,874 Fannie Mae, Series G92-61,
             Class G, 7.00%, 10/25/22... $     34,059
     26,398 Fannie Mae, Series 1992-195,
             Class C, 7.50%, 10/25/22...       28,508
    224,139 Fannie Mae, 5.50%, 2/25/24..      224,230
    156,493 Fannie Mae, 6.00%, 7/25/27..      157,244
    135,556 Fannie Mae, Series 2001-51,
             Class BD, 5.50%, 7/25/28...      136,670
     44,104 Fannie Mae, Series 1993-18,
             Class PJ, 6.50%, 12/25/07..       45,617
     43,661 Fannie Mae, Series 1993-223,
             Class L, 6.50%, 9/25/22....       43,613
      1,454 Fannie Mae, Series 1993-225,
             Class WE, 6.50%, 12/25/13..        1,459
  2,609,389 Fannie Mae, Series 1993-69,
             Class PJ, 7.00%, 9/25/22...    2,637,022
     21,296 Fannie Mae, Series 1994-32,
             Class F, 3.66%**, 3/25/09..       21,332
      6,000 Fannie Mae, Series 1997-45,
             Class CC, 7.40%, 1/18/27...        6,021
    178,322 Fannie Mae, Series 1997-81,
             Class PC, 5.00%, 4/18/27...      182,085
    437,638 Fannie Mae, Series 1998-29,
             Class VC, 7.00%, 3/20/11...      438,802
    950,876 Fannie Mae, Series 1998-59,
             Class VB, 6.50%, 6/25/14...      954,630
    343,864 Fannie Mae, Series 1999-23,
             Class D, 6.50%, 12/25/17...      344,445
    118,736 Fannie Mae, Series 2000-33,
             Class PC, 7.50%, 8/25/29...      118,736
    118,530 Fannie Mae, Series 2001-53,
             Class TA, 5.75%, 2/25/30...      120,454
    407,210 Fannie Mae, Series 2001-71,
             Class QC, 6.00%, 9/25/14...      413,589
  2,000,000 Fannie Mae, Series 2001-80,
             Class PC, 5.25%, 9/25/23...    2,038,609
    148,623 Fannie Mae, Series 2002-24,
             Class AC, 6.00%, 9/25/13...      150,167
     79,356 Fannie Mae, Series 2002-36,
             Class HM, 6.50%, 12/25/29..       81,688
    197,842 Fannie Mae, Series 2002-42,
             Class AB, 5.50%, 1/25/16...      202,227
    272,779 Fannie Mae, Series 2002-65,
             Class HA, 5.00%, 1/25/12...      277,560
    832,224 Fannie Mae, Series 2002-70,
             Class PR, 5.00%, 11/25/09..      834,575
     80,000 Fannie Mae, Series 2002-74,
             Class TB, 5.00%, 1/25/12...       82,489

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

  Shares
    or
 Principal
  Amount            Security Description             Value
----------- ------------------------------------- ------------
Collateralized Mortgage Obligations, continued:
$ 2,537,203 Fannie Mae, Series 2003-43,
             Class QX, 5.50%, 5/25/33............ $  2,540,626
     75,000 Fannie Mae, Series 2003-8,
             Class OA, 4.50%, 2/25/16............       77,059
     65,441 Fannie Mae, Series G94-2, Class D,
             6.45%, 1/25/24......................       69,344
    170,000 First Horizon Asset Securities, Inc.,
             Series 2002-4, Class 1A5,
             6.50%, 8/25/32......................      172,260
    100,000 First Horizon Asset Securities, Inc.,
             Series 2002-4, Class 1A6,
             6.50%, 8/25/32......................      102,317
     22,974 First Horizon Asset Securities, Inc.,
             Series 2002-6, Class 1A1,
             6.00%, 11/25/32.....................       22,959
    193,276 First Nationwide Trust, Series
             2000-1, Class IIA3,
             8.00%, 10/25/30.....................      194,764
     11,826 Freddie Mac, Series 1106, Class E,
             7.50%, 7/15/06......................       11,823
      1,834 Freddie Mac, Series 1203, Class H,
             6.00%, 1/15/07......................        1,835
     37,000 Freddie Mac, Series 1458, Class K,
             7.00%, 1/15/08......................       39,549
     50,560 Freddie Mac, Series 1679, Class H,
             6.00%, 11/15/08.....................       51,467
    366,514 Freddie Mac, 5.00%, 11/15/17.........      366,538
    786,897 Freddie Mac, 5.25%, 12/15/17.........      790,711
     55,000 Freddie Mac, 6.50%, 10/25/18,
             Series 26, Class D..................       56,103
    437,857 Freddie Mac, 8.00%, 4/15/20,
             Series 33, Class D..................      453,486
     47,046 Freddie Mac, Series 114, Class H,
             6.95%, 1/15/21......................       47,082
     12,538 Freddie Mac, Series 115, Class I,
             7.00%, 2/15/21......................       12,542
     20,381 Freddie Mac, Series 139, Class G,
             7.00%, 4/15/21......................       20,389
    107,630 Freddie Mac, Series 1173, Class E,
             6.50%, 11/15/21.....................      110,847
     77,784 Freddie Mac, Series 1163,
             Class JA, 7.00%, 11/15/21...........       79,489
     59,360 Freddie Mac, Series 1217, Class I,
             7.00%, 3/15/22......................       61,572
      3,994 Freddie Mac, Series 1534, Class G,
             6.00%, 5/15/22......................        3,991
     38,641 Freddie Mac, Series 1384, Class C,
             7.00%, 7/15/22......................       39,033

  Shares
    or
 Principal
  Amount           Security Description            Value
----------- ----------------------------------- ------------
Collateralized Mortgage Obligations, continued:
$    59,351 Freddie Mac, Series 1312, Class I,
             8.00%, 7/15/22.................... $     63,087
    500,000 Freddie Mac, Series 1543, Class PJ,
             7.00%, 10/15/22...................      514,122
      2,900 Freddie Mac, Series 1486, Class C,
             7.00%, 11/15/22...................        2,898
     50,859 Freddie Mac, Series 1474, Class E,
             7.00%, 2/15/23....................       53,004
    205,704 Freddie Mac, Series 1643, Class E,
             6.50%, 5/15/23....................      210,177
      3,286 Freddie Mac, Series 1629,
             Class OA, 6.00%, 6/15/23..........        3,284
     78,195 Freddie Mac, Series 1653,
             Class D, 6.75%, 1/15/24...........       78,654
    115,960 Freddie Mac, Series 1669, Class L,
             6.50%, 2/15/24....................      116,152
      4,573 Freddie Mac, Series 1806, Class C,
             6.50%, 5/15/25....................        4,580
      3,761 Freddie Mac, Series 2160, Class D,
             6.00%, 9/15/25....................        3,764
     86,068 Freddie Mac, Series 2152,
             Class AC, 7.50%, 1/15/26..........       87,775
     23,717 Freddie Mac, Series 2333,
             Class EH, 6.50%, 6/15/26..........       23,768
     13,000 Freddie Mac, Series 53, Class A,
             7.13%, 7/20/26....................       13,698
      2,223 Freddie Mac, Series 2149,
             Class EA, 6.50%, 9/15/26..........        2,233
     18,718 Freddie Mac, Series 2479,
             Class HK, 6.10%, 2/15/29..........       18,718
      4,113 Freddie Mac, Series 2360,
             Class GM, 6.50%, 6/15/29..........        4,111
     41,220 Freddie Mac, Series 1228, Class M,
             3.12%**, 3/15/22..................       41,973
      3,972 Freddie Mac, Series 1481, Class K,
             7.25%, 6/15/22....................        3,974
     29,302 Freddie Mac, Series 1599, Class C,
             6.10%, 10/15/23...................       30,469
     12,000 Freddie Mac, Series 1602,
             Class BB, 6.10%, 4/15/23..........       12,085
     40,702 Freddie Mac, Series 1611, Class I,
             6.00%, 2/15/23....................       41,690
     31,626 Freddie Mac, Series 1681, Class C,
             7.00%, 3/15/24....................       31,680
    400,000 Freddie Mac, Series 1702,
             Class TC, 6.50%, 11/15/22.........      407,223

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

  Shares
    or
 Principal
  Amount           Security Description            Value
----------- ----------------------------------- ------------
Collateralized Mortgage Obligations, continued:
$     2,229 Freddie Mac, Series 1959, Class B,
             6.50%, 5/15/27.................... $      2,228
    354,100 Freddie Mac, Series 2103,
             Class NB, 6.00%, 7/15/23..........      356,737
     31,325 Freddie Mac, Series 2108,
             Class TB, 6.00%, 6/15/25..........       31,368
    115,121 Freddie Mac, Series 2115, Class G,
             6.00%, 2/15/28....................      116,151
     55,532 Freddie Mac, Series 2117,
             Class HE, 6.25%, 10/15/26.........       55,554
    581,277 Freddie Mac, Series 2133,
             Class PC, 5.50%, 1/15/24..........      581,953
    256,278 Freddie Mac, Series 2142, Class CI,
             6.00%, 3/15/11....................      256,794
    297,360 Freddie Mac, Series 2161,
             Class PK, 6.00%, 10/15/24.........      297,580
    360,542 Freddie Mac, Series 2292,
             Class AB, 6.50%, 4/15/29..........      364,799
     41,053 Freddie Mac, Series 2343, Class CJ,
             5.75%, 1/15/28....................       41,060
    877,614 Freddie Mac, Series 2355, Class B,
             6.00%, 2/15/31....................      885,095
    102,599 Freddie Mac, Series 2363,
             Class PB, 5.50%, 2/15/12..........      102,572
    116,300 Freddie Mac, Series 2366,
             Class GA, 6.00%, 3/15/29..........      118,381
    284,592 Freddie Mac, Series 2368,
             Class OC, 5.50%, 5/15/11..........      285,573
    193,737 Freddie Mac, Series 2369,
             Class VG, 6.50%, 11/15/11.........      193,899
    337,251 Freddie Mac, Series 2370,
             Class BQ, 6.00%, 2/15/26..........      337,577
    250,322 Freddie Mac, Series 2386,
             Class QE, 6.50%, 4/15/26..........      250,887
    453,578 Freddie Mac, Series 2387, Class D,
             5.50%, 12/15/26...................      459,396
  4,645,586 Freddie Mac, Series 2396,
             Class PX, 6.00%, 6/15/27..........    4,818,009
     85,679 Freddie Mac, Series 2399,
             Class XP, 6.50%, 10/15/25.........       85,669
    714,569 Freddie Mac, Series 2401,
             Class DC, 6.00%, 10/15/25.........      718,433
    379,235 Freddie Mac, Series 2403,
             Class QB, 6.50%, 6/15/25..........      379,136
    176,473 Freddie Mac, Series 2409,
             Class PK, 6.50%, 6/15/26..........      176,377
     11,576 Freddie Mac, Series 2413, Class A,
             6.50%, 11/15/29...................       11,699

  Shares
    or
 Principal
  Amount           Security Description           Value
----------- ---------------------------------- ------------
Collateralized Mortgage Obligations, continued:
$   298,876 Freddie Mac, Series 2418,
             Class PB, 5.50%, 2/15/08......... $    301,682
    152,098 Freddie Mac, Series 2434,
             Class EG, 5.25%, 12/15/09........      152,306
  3,294,105 Freddie Mac, Series 2458,
             Class PM, 5.75%, 12/15/21........    3,314,326
    154,160 Freddie Mac, Series 2466,
             Class EB, 5.50%, 5/15/17.........      154,160
    443,415 Freddie Mac, Series 2474,
             Class EC, 5.50%, 1/15/28.........      449,813
  5,438,944 Freddie Mac, Series 2481, Class M,
             5.50%, 1/15/15...................    5,552,266
  1,086,172 Freddie Mac, Series 2500,
             Class PB, 5.00%, 8/15/21.........    1,089,945
    118,511 Freddie Mac, Series 2503,
             Class JA, 5.50%, 7/15/10.........      119,928
      2,058 Freddie Mac, Series 2504,
             Class PB, 4.50%, 12/15/09........        2,057
     44,892 Freddie Mac, Series 2508,
             Class GL, 5.50%, 2/15/16.........       45,999
  4,514,621 Freddie Mac, Series 2527,
             Class LC, 5.00%, 12/15/28........    4,573,713
  1,924,863 Freddie Mac, Series 2528,
             Class ME, 5.25%, 5/15/30.........    1,937,409
  7,805,037 Freddie Mac, Series 2541,
             Class LB, 4.50%, 1/15/29.........    7,886,036
    634,644 Freddie Mac, Series 2543,
             Class KU, 5.25%, 12/15/32........      634,555
  2,000,000 Freddie Mac, Series 2550,
             Class PB, 5.00%, 2/15/17.........    2,072,460
    332,432 Freddie Mac, Series 2552,
             Class TA, 5.00%, 1/15/13.........      334,582
    339,365 Freddie Mac, Series 2555, Class A,
             4.25%, 9/15/07...................      341,118
    102,714 Freddie Mac, Series 2567,
             Class PA, 5.50%, 8/15/10.........      104,712
  2,400,425 Freddie Mac, Series 2569,
             Class AD, 4.50%, 1/15/30.........    2,439,409
    769,441 Freddie Mac, Series 85, Class C,
             8.60%, 1/15/21...................      770,537
        886 Government National Mortgage
             Assoc., 8.00%, 3/15/04,
             Pool #2387.......................          912
      1,446 Government National Mortgage
             Assoc., 8.00%, 5/15/04,
             Pool #3229.......................        1,488

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

  Shares
    or
 Principal
  Amount        Security Description        Value
----------- ---------------------------- ------------
Collateralized Mortgage Obligations, continued:
$     1,198 Government National Mortgage
             Assoc., 8.00%, 5/15/04,
             Pool #3236................. $      1,233
      2,158 Government National Mortgage
             Assoc., 7.25%, 2/15/05,
             Pool #5504.................        2,235
      5,474 Government National Mortgage
             Assoc., 7.25%, 2/15/05,
             Pool #5719.................        5,668
      1,425 Government National Mortgage
             Assoc., 7.25%, 3/15/05,
             Pool #6229.................        1,476
      7,204 Government National Mortgage
             Assoc., 7.25%, 4/15/05,
             Pool #6423.................        7,460
      6,171 Government National Mortgage
             Assoc., 8.00%, 5/15/05,
             Pool #5844.................        6,462
     15,535 Government National Mortgage
             Assoc., 8.00%, 8/15/05,
             Pool #6711.................       16,268
     10,871 Government National Mortgage
             Assoc., 7.25%, 11/15/05,
             Pool #8572.................       11,257
     10,649 Government National Mortgage
             Assoc., 7.25%, 12/15/05,
             Pool #9018.................       11,027
      3,120 Government National Mortgage
             Assoc., 7.25%, 12/15/05,
             Pool #9024.................        3,231
      5,878 Government National Mortgage
             Assoc., 7.25%, 12/15/05,
             Pool #9546.................        6,087
     10,463 Government National Mortgage
             Assoc., 7.25%, 12/15/05,
             Pool #8958.................       10,856
     10,953 Government National Mortgage
             Assoc., 7.25%, 1/15/06,
             Pool #9377.................       11,426
      2,444 Government National Mortgage
             Assoc., 7.25%, 1/15/06,
             Pool #9399.................        2,550
      8,917 Government National Mortgage
             Assoc., 8.00%, 2/15/06,
             Pool #9208.................        9,445
     15,321 Government National Mortgage
             Assoc., 8.00%, 8/15/06,
             Pool #11277................       16,227

  Shares
    or
 Principal
  Amount        Security Description        Value
----------- ---------------------------- ------------
Collateralized Mortgage Obligations, continued:
$     5,820 Government National Mortgage
             Assoc., 8.00%, 9/15/06,
             Pool #11926................ $      6,165
      7,313 Government National Mortgage
             Assoc., 8.00%, 10/15/06,
             Pool #13014................        7,746
      9,846 Government National Mortgage
             Assoc., 8.00%, 10/15/06,
             Pool #12265................       10,429
     12,041 Government National Mortgage
             Assoc., 8.00%, 10/15/06,
             Pool #11931................       12,753
     27,511 Government National Mortgage
             Assoc., 8.00%, 11/15/06,
             Pool #13173................       29,139
     12,712 Government National Mortgage
             Assoc., 8.00%, 11/15/06,
             Pool #13379................       13,464
      9,338 Government National Mortgage
             Assoc., 8.00%, 2/15/07,
             Pool #15008................        9,975
     11,230 Government National Mortgage
             Assoc., 8.00%, 8/15/07,
             Pool #18730................       11,996
     41,458 Government National Mortgage
             Assoc., 8.00%, 8/15/07,
             Pool #19641................       44,285
      5,870 Government National Mortgage
             Assoc., 8.00%, 9/15/07,
             Pool #19103................        6,271
     32,073 Government National Mortgage
             Assoc., 8.00%, 11/15/07,
             Pool #20059................       34,260
     14,235 Government National Mortgage
             Assoc., 8.00%, 11/15/07,
             Pool #21277................       15,206
      7,226 Government National Mortgage
             Assoc., 8.00%, 12/15/07,
             Pool #20455................        7,719
     21,787 Government National Mortgage
             Assoc., 8.00%, 12/15/07,
             Pool #14999................       23,273
      9,340 Government National Mortgage
             Assoc., 8.00%, 12/15/07,
             Pool #20866................        9,977
     31,838 Government National Mortgage
             Assoc., 8.00%, 2/15/08,
             Pool #23055................       34,223

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

  Shares
    or
 Principal
  Amount          Security Description           Value
----------- --------------------------------- ------------
Collateralized Mortgage Obligations, continued:
$     5,276 Government National Mortgage
             Assoc., 8.00%, 2/15/08,
             Pool #22610..................... $      5,671
        866 Government National Mortgage
             Assoc., 8.00%, 3/15/08,
             Pool #22438.....................          930
    200,151 Government National Mortgage
             Assoc., 6.50%, 12/1/11,
             Pool #E20275....................      210,477
    143,522 Government National Mortgage
             Assoc., Series 2000-6, Class VC,
             7.50%, 4/20/17..................      144,308
      5,668 Government National Mortgage
             Assoc., Series 1998-19, Class A,
             6.50%, 10/20/20.................        5,664
      2,986 Government National Mortgage
             Assoc., 6.50%, 7/15/23,
             Pool #350795....................        3,121
      5,915 Government National Mortgage
             Assoc., 7.50%, 3/15/24,
             Pool #376439....................        6,335
      3,345 Government National Mortgage
             Assoc., 7.00%, 4/20/24,
             Pool #1655......................        3,538
      5,082 Government National Mortgage
             Assoc., 6.50%, 12/15/25,
             Pool #414856....................        5,301
     28,951 Government National Mortgage
             Assoc., 8.00%, 6/15/26,
             Pool #423563....................       31,259
     15,092 Government National Mortgage
             Assoc., 6.50%, 7/20/26..........       15,167
      4,798 Government National Mortgage
             Assoc., 7.00%, 11/20/26,
             Pool #2320......................        5,059
    210,594 Government National Mortgage
             Assoc., 6.25%, 8/20/27..........      217,395
    312,712 Government National Mortgage
             Assoc., Series 1998-11,
             Class VB, 6.50%, 2/20/11........      314,652
  2,527,506 Government National Mortgage
             Assoc., Series 1998-18,
             Class PR, 6.50%, 3/20/27........    2,578,903
    126,813 Government National Mortgage
             Assoc., Series 2001-15,
             Class AG, 6.50%, 6/20/27........      126,709

  Shares
    or
 Principal
  Amount           Security Description           Value
----------- ---------------------------------- ------------
Collateralized Mortgage Obligations, continued:
$    31,600 Government National Mortgage
             Assoc., Series 2001-22,
             Class AE, 6.25%, 6/20/27......... $     31,574
     75,722 Government National Mortgage
             Assoc., Series 2001-6, Class DA,
             6.50%, 2/16/28...................       75,810
    782,180 Government National Mortgage
             Assoc., Series 2002-17, Class A,
             6.00%, 8/20/25...................      791,605
     36,127 Government National Mortgage
             Assoc., Series 2002-32,
             Class QB, 6.00%, 3/20/26.........       36,096
  1,318,162 Government National Mortgage
             Assoc., Series 2003-1, Class GE,
             4.50%, 3/20/29...................    1,336,130
  2,000,000 GSR Mortgage Loan Trust,
             6.50%, 7/25/32...................    2,045,360
     13,482 Headlands Mortgage Securities,
             Inc., Series 1997-5, Class A1,
             6.75%, 11/25/27..................       13,459
      9,710 Investors Government National
             Mortgage Assoc. Mortgage
             Backed Securities Trust, Inc.,
             Series 1984-2, Class E,
             7.88%, 4/25/08...................        9,688
     38,334 Master Asset Securitization Trust,
             Series 2001-2, Class A1,
             6.00%, 12/27/16..................       39,334
    273,111 Norwest Asset Securities Corp.,
             Series 1999-22, Class A1,
             6.50%, 9/25/14...................      280,438
    128,195 Norwest Asset Securities Corp.,
             Series 1998-6, Class A15,
             6.75%, 4/25/28...................      128,073
    804,150 Norwest Asset Securities Corp.,
             Series 1999-24, Class A6,
             7.00%, 11/25/29..................      806,719
     72,038 PNC Mortgage Securities Corp.,
             Series 1998-11, Class 2A1,
             6.50%, 11/25/13..................       73,904
     68,676 PNC Mortgage Securities Corp.,
             Series 1999-5, Class 1A14,
             6.50%, 7/25/29...................       68,679
    320,000 PNC Mortgage Securities Corp.,
             Series 1996-2, Class A4,
             6.60%, 2/25/11...................      326,256

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

  Shares
    or
 Principal
  Amount            Security Description            Value
----------- ------------------------------------ ------------
Collateralized Mortgage Obligations, continued:
$    66,512 PNC Mortgage Securities Corp.,
             Series 1998-12, Class 4A5,
             6.48%, 1/25/29..................... $     67,833
    151,785 PNC Mortgage Securities Corp.,
             Series 2001-1, Class 3A3,
             7.25%, 2/25/31.....................      153,635
     76,812 Prudential Home Mortgage
             Securities, Series 1992-29,
             Class A9, 8.00%, 10/25/22..........       78,790
    436,332 Prudential Home Mortgage
             Securities, Series 1994-2,
             Class A8, 6.75%, 2/25/24...........      435,603
      5,000 Prudential Home Mortgage
             Securities, Series 1995-5,
             Class A5, 7.55%, 9/25/25...........        4,993
     53,968 Residential Accredit Loans, Inc.,
             Series 1998-QS16, Class A1,
             6.50%, 11/25/13....................       55,409
    108,497 Residential Accredit Loans, Inc.,
             7.50%, 2/25/27.....................      108,399
    193,120 Residential Accredit Loans, Inc.,
             7.25%, 9/25/27.....................      193,464
    522,082 Residential Asset Securitization
             Trust, Series 1998-A5, Class A5,
             6.75%, 6/25/28.....................      525,133
    588,118 Residential Asset Securitization
             Trust, Series 1998-A12,
             Class A16, 6.75%, 11/25/28.........      599,645
    491,993 Residential Funding Mortgage
             Securities I, Series 1999-S6,
             Class A1, 6.25%, 2/25/14...........      504,434
    141,651 Residential Funding Mortgage
             Securities I, Series 1999-S25,
             Class A1, 6.75%, 12/25/14..........      143,920
    732,893 Residential Funding Mortgage
             Securities I, Series 2001-S4,
             Class A1, 7.25%, 2/25/31...........      731,691
     30,281 Residential Funding Mortgage
             Securities I, Inc., Series
             1999-S15, Class A2,
             6.50%, 6/25/14.....................       30,722
      2,997 Residential Funding Mortgage
             Securities I, Inc., Series 1992-S2,
             Class A5, 8.00%, 1/25/23...........        2,991
     22,448 Residential Funding Mortgage
             Securities I, Inc., Series 1994-S9,
             Class A5, 6.50%, 3/25/24...........       22,452

  Shares
    or
 Principal
  Amount            Security Description            Value
----------- ------------------------------------ ------------
Collateralized Mortgage Obligations, continued:
$    46,111 Residential Funding Mortgage
             Securities I, Inc., Series 1996-S9,
             Class A10, 7.25%, 4/25/26.......... $     46,293
     45,372 Residential Funding Mortgage
             Securities I, Inc., Series
             1996-S14, Class A5,
             7.75%, 5/25/26.....................       45,299
    121,041 Residential Funding Mortgage
             Securities I, Inc., Series
             1998-S18, Class A1,
             6.50%, 8/25/13.....................      123,078
     10,356 Residential Funding Mortgage
             Securities I, Series 1997-S12,
             Class A18, 6.75%, 8/25/27..........       10,346
      6,261 Residential Funding Mortgage
             Securities I, Series 2001-S1,
             Class A1, 7.00%, 1/25/16...........        6,253
     55,026 Residential Funding Mortgage
             Securities I., Series 1993-S25,
             Class A3, 6.50%, 7/25/08...........       55,733
     61,050 Residential Funding Mortgage
             Securities I., Series 1998-S12,
             Class A8, 6.75%, 5/25/28...........       61,151
      6,153 Residential Funding Mortgage
             Securities, Series 1994-S1,
             Class A10, 6.75%, 1/25/24..........        6,191
  1,000,000 Securitized Asset Sales, Inc.,
             Series 1994-5, Class A7,
             7.00%, 7/25/24.....................      998,520
    210,321 Structured Asset Securities
             Corporation, Series 2002-8A,
             Class 6A, 7.07%, 5/25/32...........      212,929
      8,000 Structured Mortgage Asset
             Residential Trust, Series
             1992-12B, Class G,
             7.60%, 1/25/24.....................        8,248
    368,716 Structured Mortgage Asset
             Residential Trust,
             7.00%, 7/25/31.....................      375,748
     73,000 Structured Mortgage Asset
             Residential Trust, Series 2000-4,
             Class 2A5, 7.25%, 11/25/30.........       74,204
  1,523,407 Vendee Mortgage Trust, Series
             2002-1, Class 2B,
             6.50%, 10/15/15....................    1,534,406
      9,919 Washington Mutual Mortgage
             Securities, Series 2002-AR4,
             Class A1, 5.56%**, 4/26/32.........       10,099

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

   Shares
or Principal
   Amount          Security Description           Value
------------ --------------------------------- ------------
Collateralized Mortgage Obligations, continued:
$     29,130 Washington Mutual Mortgage
              Securities, Series 2002-AR5,
              Class1A3, 4.70%, 6/25/32........ $     29,437
   1,843,022 Washington Mutual MSC
              Mortgage, Series 2002-MS8,
              Class 2A1, 5.25%, 12/25/17......    1,820,003
     628,830 Washington Mutual MSC
              Mortgage, Series 2003-MS4,
              Class 2A1, 4.00%, 2/25/33.......      630,302
   1,729,819 Washington Mutual, Series
              2001-S11, Class A3,
              6.25%, 12/25/31.................    1,771,458
   1,163,026 Wells Fargo Mortgage Backed
              Securities Trust, Series 2003-1,
              Class 2A1, 5.00%, 2/25/33.......    1,170,417
      13,032 Wells Fargo Mortgage Backed
              Securities, Series 2000-1,
              Class 2A1, 7.00%, 5/25/30.......       13,015
      45,000 Wells Fargo Mortgage Backed
              Securities, Series 2002-8,
              Class 2A4, 6.00%, 5/25/17.......       46,296
                                               ------------
  Total Collateralized Mortgage Obligations     124,169,550
                                               ------------
Corporate Bonds (12.1%):
Aerospace & Defense (0.6%):
   1,250,000 Boeing Capital Corp.,
              5.75%, 2/15/07..................    1,323,228
                                               ------------
Banking (0.7%):
   1,000,000 J.P. Morgan Chase & Co.,
              6.25%, 1/15/06..................    1,083,311
     500,000 J.P. Morgan Chase & Co.,
              6.50%, 1/15/09..................      545,972
      50,000 Mellon Financial Co.,
              6.00%, 3/1/04...................       51,125
                                               ------------
                                                  1,680,408
                                               ------------
Brokerage Services (0.3%):
     700,000 Bear Stearns Co., Inc.,
              7.00%, 9/24/21..................      682,301
      75,000 Salomon Smith Barney Holdings,
              6.25%, 1/15/05..................       79,418
                                               ------------
                                                    761,719
                                               ------------
Electric Integrated (0.1%):
     250,000 Entergy Louisiana, Inc., 6.50%,
              3/1/08, Callable 10/10/03 @
              102.33*.........................      256,563
                                               ------------

  Shares
    or
 Principal
  Amount           Security Description           Value
----------- ---------------------------------- ------------
Corporate Bonds, continued:
Finance-Consumer Loans (0.6%):
$ 1,030,000 Household Finance Corp.,
             5.50%, 3/15/05................... $  1,069,991
    140,000 Household Finance Corp.,
             5.00%, 5/15/05...................      145,143
    120,000 Household Finance Corp.,
             5.15%, 9/15/05...................      124,141
                                               ------------
                                                  1,339,275
                                               ------------
Financial--Leasing Company (3.8%):
  1,000,000 International Lease Finance Corp.,
             5.40%, 6/1/04....................    1,027,614
    570,000 International Lease Finance Corp.,
             4.75%, 1/18/05...................      588,186
    500,000 International Lease Finance Corp.,
             5.70%, 7/3/06....................      531,952
  1,750,000 International Lease Finance Corp.,
             5.63%, 6/1/07....................    1,870,062
  3,000,000 International Lease Finance Corp.,
             5.32%, 12/9/07...................    3,128,730
  1,500,000 International Lease Finance Corp.,
             4.75%, 2/15/08...................    1,536,777
                                               ------------
                                                  8,683,321
                                               ------------
Financial Services (2.6%):
     66,000 Commercial Credit Co.,
             6.13%, 12/1/05...................       71,114
  2,000,000 General Electric Capital Corp.,
             2.85%, 1/30/06...................    2,019,669
  1,300,000 Household Finance Corp.,
             5.75%, 1/30/07...................    1,391,458
  1,000,000 Household Finance Corp.,
             7.70%, 7/15/22, Callable
             7/15/07 @ 100*...................    1,045,246
  1,000,000 Pimco Corp. Opportunity,
             1.09%****........................    1,000,000
    500,000 Preferred Term Securities IX,
             4.28%, 4/3/33, Callable
             4/3/08 @ 100*....................      500,000
                                               ------------
                                                  6,027,487
                                               ------------
Telecommunications (0.4%):
    750,000 GTE Southwest, Inc.,
             6.00%, 1/15/06...................      808,076
     15,000 SBC Community Capital Corp.,
             7.14%, 9/10/04...................       15,820
                                               ------------
                                                    823,896
                                               ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

  Shares
    or
 Principal
  Amount           Security Description           Value
----------- ---------------------------------- ------------
Corporate Bonds, continued:
Utilities--Electric (3.0%):
$ 5,000,000 Duke Energy Corp.,
             1.64%**, 1/15/05................. $  4,976,129
  1,729,000 Duke Energy Corp.,
             6.25%, 1/15/12...................    1,816,755
                                               ------------
                                                  6,792,884
                                               ------------
  Total Corporate Bonds                          27,688,781
                                               ------------
Taxable Municipal Bonds (1.3%):
    500,000 Missouri Higher Education Loan
             Authority, Student Loan
             Revenue, Series HH,
             1.14%**, 7/15/29.................      500,000
  2,500,000 St. Louis Missouri Airport Revenue
             Refunding, 2.05%, 7/1/05.........    2,484,375
                                               ------------
  Total Taxable Municipal Bonds                   2,984,375
                                               ------------
U.S. Government Agencies (15.3%):
Fannie Mae (1.3%):
  1,000,000 5.02%, 9/12/05, Callable
             9/12/03 @ 100*...................    1,001,117
  2,000,000 5.25%, 4/8/13.....................    1,950,792
                                               ------------
                                                  2,951,909
                                               ------------
Federal Farm Credit Bank (0.5%):
  1,145,000 5.25%, 10/9/12, Callable
             10/9/03 @ 100*...................    1,140,027
Federal Home Loan Bank (10.7%):
 10,000,000 0.98%***, 9/15/03.................    9,995,917
  4,500,000 1.00%***, 9/24/03.................    4,496,970

  Shares
    or
 Principal
  Amount            Security Description             Value
-----------  ----------------------------------  ------------
U.S. Government Agencies, continued:
Federal Home Loan Bank, continued:
$10,000,000  1.01%***, 11/24/03................. $  9,976,940
                                                 ------------
                                                   24,469,827
                                                 ------------
Freddie Mac (2.8%):
  3,000,000  3.13%, 12/16/05, Callable
              12/16/03 @ 100*...................    3,015,348
  3,550,000  3.20%, 5/21/08, Callable
              5/21/04 @ 100*....................    3,473,920
                                                 ------------
                                                    6,489,268
                                                 ------------
  Total U.S. Government Agencies                   35,051,031
                                                 ------------
U.S. Treasury Notes*** (17.5%):
  1,000,000  4.25%, 11/15/03....................    1,006,445
  6,600,000  3.63%, 3/31/04.....................    6,696,941
 17,000,000  1.63%, 4/30/05.....................   16,978,750
 15,500,000  1.50%, 7/31/05.....................   15,387,377
                                                 ------------
  Total U.S. Treasury Notes                        40,069,513
                                                 ------------
Investments in Affiliates (0.0%):
Investment Companies (0.0%):
      4,723  American Performance Institutional
              Cash Management Fund..............        4,723
                                                 ------------
  Total Investments in Affiliates                       4,723
                                                 ------------
  Total Investments
   (Cost $234,839,714) (a)--102.8%                235,337,031
  Liabilities in excess of other assets--(2.8)%    (6,493,858)
                                                 ------------
  Net Assets--100.0%                             $228,843,173
                                                 ============

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $90,846. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

           Unrealized appreciation...................... $1,332,270
           Unrealized depreciation......................   (925,799)
                                                         ----------
           Net unrealized appreciation.................. $  406,471
                                                         ==========

* Represents next call date. Additional subsequent call dates and amounts also apply for this security.

** Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2003. The date presented reflects the final maturity date.

*** Effective yield at purchase.

**** No maturity date as this is a perpetuity.

The Fund holds a significant number of securities with long-term maturities. The investment adviser's intent is to maintain a relatively short duration and intends to keep the Fund's effective maturity between 1-5 years.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                       Schedule of Portfolio Investments
                                August 31, 2003

 Shares
   or
Principal
 Amount             Security Description             Value
---------- -------------------------------------- -----------
Asset Backed Securities (2.7%):
$  250,000 ACLC Business Loan Receivables
            Trust, Series 1998-2I, Class A3,
            6.69%, 11/15/07...................... $   223,477
   499,969 ACLC Business Loan Receivables
            Trust, Series 1999-2, Class A2,
            7.59%, 1/15/21.......................     497,477
   200,000 ACLC Business Loan Receivables
            Trust, Series 2000-1, Class A3F,
            8.03%***, 10/15/21...................     191,747
   491,898 Atherton Franchisee Loan Funding,
            Series 1998-A, Class A2,
            6.72%, 8/15/10.......................     483,627
   500,000 Atherton Franchisee Loan Funding,
            Series 1998-A, Class B,
            6.85%, 6/15/11.......................     401,274
   743,893 Captec Franchise Trust, Series 2000-1,
            Class A1, 7.89%, 10/15/10............     736,332
   142,384 Green Tree Financial Corp.,
            6.30%, 12/15/13......................     144,304
                                                  -----------
  Total Asset Backed Securities                     2,678,238
                                                  -----------
Collateralized Mortgage Obligations (42.9%):
   346,372 Chase Mortgage Finance Corp.,
            6.75%, 7/25/28.......................     346,080
   955,724 Citicorp Mortgage Securities, Inc.,
            Series 2002-6, Class 2A1,
            6.00%, 5/25/32.......................     976,646
   919,926 Citicorp Mortgage Securities, Inc.,
            Series 2002-12, Class 1A1,
            5.75%, 12/25/32......................     933,408
   829,113 Countrywide Home Loans, Series
            2000-10, Class 2A1,
            7.25%, 1/25/16.......................     828,214
   233,548 Countrywide Home Loans, Series
            1998-15, Class A16,
            6.75%, 10/25/28......................     233,031
    28,981 Countrywide Home Loans, Series
            2001-2, Class A1, 7.00%, 3/25/31.....      29,023
   450,000 Countrywide Home Loans, Series
            2001-9, Class A4, 6.75%, 6/25/31.....     454,010
   287,000 Countrywide Home Loans, Series
            2001-20, Class 1A5,
            6.75%, 11/25/31......................     288,642
   264,066 Credit Suisse First Boston Mortgage
            Securities Corp, Series 2001-26,
            Class 2A4, 6.00%, 11/25/31...........     269,141

 Shares
   or
Principal
 Amount            Security Description             Value
---------- ------------------------------------- -----------
Collateralized Mortgage Obligations, continued:
$  172,853 Credit Suisse First Boston Mortgage
            Securities Corp., Series 2002-5,
            Class 2A1, 6.00%, 2/25/17........... $   176,408
    88,049 Credit Suisse First Boston Mortgage
            Securities Corp., Series 01-26,
            Class 3A1, 7.50%, 11/25/31..........      91,182
   250,000 Credit Suisse First Boston Mortgage
            Securities Corp., Series 2002-18,
            Class 1A3, 6.32%, 6/25/32...........     255,675
    10,231 Fannie Mae, Series 1992-196, Class J,
            6.00%, 11/25/07.....................      10,644
   137,198 Fannie Mae, Series 1993-85, Class H,
            6.50%, 6/25/08......................     137,908
    52,666 Fannie Mae, 6.00%, 8/25/08...........      53,303
 3,606,529 Fannie Mae, 4.00%, 5/1/10,
            Pool #254753........................   3,555,513
     1,126 Fannie Mae, 6.00%, 5/25/17...........       1,140
     8,210 Fannie Mae, Series 1990-62, Class G,
            9.00%, 6/25/20......................       9,098
    25,436 Fannie Mae, 6.00%, 7/25/20...........      25,857
    74,345 Fannie Mae, Series 1990-89, Class K,
            6.50%, 7/25/20......................      79,488
    26,923 Fannie Mae, Series 1991-18, Class H,
            8.50%, 3/25/21......................      29,534
    14,510 Fannie Mae, Series G-7, Class E,
            8.90%, 3/25/21......................      16,329
    62,311 Fannie Mae, Series 1991-66, Class J,
            8.13%, 6/25/21......................      68,656
    56,876 Fannie Mae, Series D-32, Class L,
            8.00%, 10/25/21.....................      62,670
    11,428 Fannie Mae, Series G-32, Class N,
            8.10%, 10/25/21.....................      12,621
   113,371 Fannie Mae, Series 1992-31, Class M,
            7.75%, 3/25/22......................     122,069
    31,236 Fannie Mae, 3.63%***, 4/25/22........      31,583
    61,507 Fannie Mae, Series 1993-60, Class D,
            7.00%, 11/25/22.....................      63,127
    15,347 Fannie Mae, Series G94-8, Class J,
            7.75%, 7/17/23......................      15,548
   149,426 Fannie Mae, 5.50%, 2/25/24...........     149,487
 1,396,048 Fannie Mae, Series 1998-40, Class B,
            6.50%, 12/18/25.....................   1,404,379
   201,206 Fannie Mae, 6.00%, 7/25/27...........     202,171
   272,828 Fannie Mae, Series 1992-53, Class G,
            7.00%, 4/25/07......................     286,280
   204,720 Fannie Mae, Series 2001-45,
            Class AM, 6.00%, 9/25/27............     205,810

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

 Shares
   or
Principal
 Amount             Security Description             Value
---------- -------------------------------------- -----------
Collateralized Mortgage Obligations, continued:
$  600,000 Fannie Mae, Series 2002-3, Class OD,
            6.00%, 12/25/14...................... $   615,821
   151,216 Fannie Mae, Series 2003-1, Class QA,
            5.00%, 11/25/05......................     151,688
   182,054 First Horizon Asset Securities, Inc.,
            Series 2002-6, Class 2A1,
            5.75%, 10/25/17......................     185,409
   130,201 First Nationwide Trust, Series 2001-2,
            Class 3A1, 7.00%, 6/25/31............     133,693
    41,248 First Union Residential Securitization
            Trust, Series 1998-A, Class SA4,
            7.00%, 4/25/25.......................      41,932
    35,000 Freddie Mac, Series 1176, Class H,
            8.00%, 12/15/06......................      36,163
    47,707 Freddie Mac, 7.25%, 3/15/14...........      47,940
     8,253 Freddie Mac, 5.50%, 3/15/17...........       8,217
    85,236 Freddie Mac, 5.00%, 11/15/17..........      85,241
   393,449 Freddie Mac, 5.25%, 12/15/17..........     395,355
   575,123 Freddie Mac, Series 2590, Class AQ,
            4.25%, 3/15/18.......................     574,925
    43,528 Freddie Mac, Series 1052, Class G,
            7.50%, 3/15/21.......................      43,504
    31,745 Freddie Mac, Series 138, Class E,
            8.07%, 7/15/21.......................      32,195
    40,234 Freddie Mac, Series 1128, Class IB,
            7.00%, 8/15/21.......................      40,368
    39,299 Freddie Mac, Series 1119, Class H,
            7.75%, 8/15/21.......................      39,912
    70,463 Freddie Mac, Series 1264, Class I,
            8.30%, 4/15/22.......................      74,431
   139,089 Freddie Mac, Series 1281, Class I,
            8.00%, 5/15/22.......................     149,071
   172,924 Freddie Mac, Series 1310, Class J,
            8.00%, 6/15/22.......................     184,322
   580,301 Freddie Mac, Series 24, Class K,
            6.25%, 9/25/22.......................     593,264
   500,000 Freddie Mac, Series 1543, Class PJ,
            7.00%, 10/15/22......................     514,122
   143,795 Freddie Mac, Series 1379, Class H,
            7.00%, 10/15/22......................     152,944
    91,000 Freddie Mac, 6.50%, 11/15/22..........      92,987
    31,566 Freddie Mac, Series 1670, Class D,
            7.00%, 11/15/22......................      31,555
    30,212 Freddie Mac, Series 1665, Class M,
            6.50%, 1/15/24.......................      30,242
    29,117 Freddie Mac, 7.00%, 1/15/24...........      29,131
   248,884 Freddie Mac, Series 2410, Class PB,
            6.50%, 2/15/26.......................     249,225

 Shares
   or
Principal
 Amount           Security Description            Value
---------- ----------------------------------- -----------
Collateralized Mortgage Obligations, continued:
$  820,870 Freddie Mac, Series 2377, Class EC,
            5.50%, 8/15/26.................... $   833,260
   105,100 Freddie Mac, Series 1904, Class D,
            7.50%, 10/15/26...................     113,541
    30,543 Freddie Mac, Series 2152, Class BA,
            6.50%, 12/15/27...................      30,633
 1,319,204 Freddie Mac, Series 2513, Class QK,
            5.00%, 8/15/28....................   1,339,236
   425,509 Freddie Mac, Series 2426, Class GD,
            5.50%, 4/15/21....................     426,471
   159,431 Freddie Mac, Series 2448, Class D,
            5.50%, 5/15/12....................     161,332
 2,470,579 Freddie Mac, Series 2458, Class PM,
            5.75%, 12/15/21...................   2,485,744
   299,379 Freddie Mac, Series 2470, Class AE,
            8.50%, 3/15/28....................     308,629
 1,351,972 Freddie Mac, Series 2487, Class D,
            5.50%, 7/15/30....................   1,381,241
   855,495 Freddie Mac, Series 2528, Class ME,
            5.25%, 5/15/30....................     861,071
 1,200,212 Freddie Mac, Series 2569, Class AD,
            4.50%, 1/15/30....................   1,219,705
       847 Government National Mortgage
            Assoc., 9.00%, 12/15/04...........         877
     5,930 Government National Mortgage
            Assoc., 9.00%, 3/15/06............       6,378
    21,521 Government National Mortgage
            Assoc., 9.00%, 12/15/06...........      23,147
    48,871 Government National Mortgage
            Assoc., 7.50%, 6/15/07............      52,189
   280,787 Government National Mortgage
            Assoc., 6.00%, 1/15/09,
            Pool #371901......................     294,206
   571,861 Government National Mortgage
            Assoc., 6.50%, 12/1/11,
            Pool #E20275......................     601,364
     1,969 Government National Mortgage
            Assoc., 10.00%, 2/15/19,
            Pool #269976......................       2,204
    52,245 Government National Mortgage
            Assoc., 8.00%, 11/15/21,
            Pool #308330......................      56,816
    41,973 Government National Mortgage
            Assoc., 8.00%, 2/15/22,
            Pool #319029......................      45,599
    35,403 Government National Mortgage
            Assoc., 8.00%, 5/15/23,
            Pool #343406......................      38,416

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

 Shares
   or
Principal
 Amount          Security Description           Value
---------- --------------------------------- -----------
Collateralized Mortgage Obligations, continued:
$   16,547 Government National Mortgage
            Assoc., 8.00%, 10/20/24,
            Pool #1884...................... $    17,778
    63,116 Government National Mortgage
            Assoc., 7.00%, 1/20/25..........      63,301
    16,966 Government National Mortgage
            Assoc., 6.50%, 12/20/25.........      17,017
     3,742 Government National Mortgage
            Assoc., 8.00%, 2/20/26,
            Pool #2171......................       4,012
   316,433 Government National Mortgage
            Assoc., 7.00%, 3/15/26,
            Pool #419128....................     335,296
     8,330 Government National Mortgage
            Assoc., 8.00%, 3/20/26,
            Pool #2187......................       8,932
    32,525 Government National Mortgage
            Assoc., 8.00%, 4/20/26,
            Pool #2205......................      34,877
   132,352 Government National Mortgage
            Assoc., 8.00%, 5/20/26,
            Pool #2219......................     141,922
   193,332 Government National Mortgage
            Assoc., 8.00%, 6/15/26,
            Pool #423563....................     208,744
   284,071 Government National Mortgage
            Assoc., 8.00%, 6/15/26,
            Pool #426149....................     306,714
    42,256 Government National Mortgage
            Assoc., 6.50%, 7/20/26..........      42,467
    55,337 Government National Mortgage
            Assoc., 7.50%, 9/16/26..........      58,442
    56,872 Government National Mortgage
            Assoc., 6.50%, 11/20/26.........      57,970
     3,548 Government National Mortgage
            Assoc., 7.00%, 3/20/27,
            Pool #2394......................       3,738
   195,000 Government National Mortgage
            Assoc., Series 1999-18, Class C,
            6.25%, 8/16/27..................     197,846
   842,375 Government National Mortgage
            Assoc., 6.25%, 8/20/27..........     869,579
    75,000 Government National Mortgage
            Assoc., 6.50%, 2/20/28..........      75,330
 2,000,000 GSR Mortgage Loan Trust,
            6.50%, 7/25/32..................   2,045,360

 Shares
   or
Principal
 Amount             Security Description             Value
---------- -------------------------------------- -----------
Collateralized Mortgage Obligations, continued:
$3,083,837 Master Asset Securitization Trust,
            Series 2002-6, Class 3A3,
            6.25%, 10/25/32...................... $ 3,150,032
   292,257 Norwest Asset Securities Corp., Series
            1999-4, Class A5, 6.50%, 3/26/29.....     293,478
    71,210 Paine Webber Mortgage Acceptance
            Corp., 8.125%, 7/25/24...............      71,109
   951,581 PNC Mortgage Securities Corp.,
            7.25%, 10/25/29......................     970,375
    71,000 PNC Mortgage Securities Corp.,
            8.00%, 7/25/30.......................      71,490
    33,696 Prudential Home Mortgage Securities,
            7.50%, 3/25/08.......................      34,338
    25,979 Prudential Home Mortgage Securities,
            7.45%, 10/25/22......................      25,935
   300,008 Prudential Home Mortgage Securities,
            7.50%, 11/25/22......................     308,359
   520,103 Prudential Home Mortgage Securities,
            7.50%, 1/25/23.......................     520,192
   189,000 Prudential Home Mortgage Securities,
            6.50%, 1/25/24.......................     190,419
   247,967 Prudential Home Mortgage Securities,
            7.375%, 5/25/24......................     247,560
    21,699 Residential Accredit Loans, Inc.,
            7.50%, 2/25/27.......................      21,680
   429,922 Residential Accredit Loans, Inc.,
            7.25%, 9/25/27.......................     430,687
    38,063 Residential Funding Mortgage
            Securities I, 6.75%, 11/25/07........      38,007
   155,380 Residential Funding Mortgage
            Securities I, Series 1999-S17,
            Class A1, 6.50%, 7/25/14.............     159,376
    62,241 Residential Funding Mortgage
            Securities I, Series 1999-S25,
            Class A1, 6.75%, 12/25/14............      63,238
 1,207,219 Residential Funding Mortgage
            Securities I, Series 1993-S47,
            Class A5, 6.50%, 12/25/23............   1,245,344
    64,000 Residential Funding Mortgage
            Securities I, Series 1999-S12,
            Class A5, 6.65%, 5/25/29.............      65,403
   671,818 Residential Funding Mortgage
            Securities I, Series 2001-S4,
            Class A1, 7.25%, 2/25/31.............     670,716
    10,356 Residential Funding Mortgage
            Securities I, Series 1997-S12,
            Class A18, 6.75%, 8/25/27............      10,346

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

 Shares
   or
Principal
 Amount            Security Description             Value
---------- ------------------------------------- -----------
Collateralized Mortgage Obligations, continued:
$  772,352 Structured Asset Securities
            Corporation, 4.20%, 10/25/32........ $   781,860
     6,000 Structured Mortgage Asset Residential
            Trust, Series 1992-8, Class G,
            7.55%, 9/25/23......................       6,182
   307,264 Structured Mortgage Asset Residential
            Trust, 7.00%, 7/25/31...............     313,123
    48,201 Wells Fargo Mortgage Backed
            Securities Trust, Series 2001-29,
            Class A1, 6.00%, 12/25/16...........      49,358
   585,969 Wells Fargo Mortgage Backed
            Securities Trust, Series 2002-18,
            Class 1A3, 6.00%, 12/25/32..........     594,276
 1,163,026 Wells Fargo Mortgage Backed
            Securities Trust, Series 2003-1,
            Class 2A1, 5.00%, 2/25/33...........   1,170,417
                                                 -----------
  Total Collateralized Mortgage Obligations       42,233,016
                                                 -----------
Corporate Bonds (18.9%):
Aerospace & Defense (0.3%):
   250,000 Boeing Capital Corp.,
            5.80%, 1/15/13......................     250,532
                                                 -----------
Banking (0.4%):
   400,000 J.P. Morgan Chase & Co.,
            6.25%, 1/15/06......................     433,324
                                                 -----------
Brokerage Services (0.9%):
    30,000 Bear Stearns Co., Inc.,
            7.00%, 7/27/16......................      30,062
    20,000 Bear Stearns Co., Inc.,
            7.00%, 8/17/16......................      20,038
   200,000 Bear Stearns Co., Inc.,
            7.00%, 9/24/21......................     194,943
   250,000 Goldman Sachs Group, Inc.,
            6.13%, 2/15/33......................     242,062
   365,000 Merrill Lynch & Co., Inc.,
            6.50%, 7/15/18......................     389,638
                                                 -----------
                                                     876,743
                                                 -----------
Electric Integrated (0.0%):
    19,000 Georgia Power Company,
            6.70%, 3/1/11.......................      19,465
                                                 -----------
Financial--Leasing Company (7.7%):
 1,000,000 International Lease Finance Corp.,
            5.40%, 6/1/04.......................   1,027,614
   500,000 International Lease Finance Corp.,
            5.70%, 7/3/06.......................     531,952

 Shares
   or
Principal
 Amount           Security Description           Value
---------- ---------------------------------- -----------
Corporate Bonds, continued:
Financial--Leasing Company, continued:
$1,750,000 International Lease Finance Corp.,
            5.625%, 6/1/07................... $ 1,870,062
 1,000,000 International Lease Finance Corp.,
            5.32%, 12/9/07...................   1,042,910
 3,000,000 International Lease Finance Corp.,
            4.75%, 2/15/08...................   3,073,554
                                              -----------
                                                7,546,092
                                              -----------
Financial Services (6.4%):
 2,550,000 General Electric Capital Corp.,
            6.00%, 6/15/12...................   2,692,229
 1,000,000 General Motors Acceptance Corp.,
            6.625%, 10/15/05.................   1,056,066
    45,000 Household Finance Corp.,
            5.20%, 3/15/05...................      46,536
   200,000 Household Finance Corp.,
            5.75%, 1/30/07...................     214,070
    50,000 Household Finance Corp.,
            6.80%, 5/15/11...................      52,530
    75,000 Household Finance Corp.,
            6.60%, 6/15/11...................      77,889
   331,000 Household Finance Corp.,
            7.50%, 6/15/22, Callable
            6/15/07 @ 100*...................     341,471
   500,000 Household Finance Corp.,
            7.70%, 7/15/22, Callable
            7/15/07 @ 100*...................     522,623
   300,000 Household Finance Corp.,
            7.40%, 8/15/22...................     307,436
   500,000 I-Preferred Term Securities,
            3.30%***, 12/11/32, Callable
            12/11/07 @ 100*..................     500,000
   500,000 Preferred Term Securities IX,
            4.28%***, 4/3/33, Callable
            4/3/08 @ 100*....................     500,000
                                              -----------
                                                6,310,850
                                              -----------
Telecommunications (1.1%):
    50,000 Qwest Corp., 6.88%, 9/15/33.......      49,473
 1,000,000 Verizon New Jersey, Inc.,
            5.88%, 1/17/12...................   1,044,988
                                              -----------
                                                1,094,461
                                              -----------
Utilities--Electric (2.1%):
 2,000,000 Duke Energy Corp., 6.25%, 1/15/12.   2,101,510
                                              -----------
  Total Corporate Bonds                        18,632,977
                                              -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

 Shares
   or
Principal
 Amount          Security Description          Value
---------- -------------------------------- -----------
Taxable Municipal Bonds (4.1%):
California (0.5%):
$  500,000 Monrovia Redevelopment Agency
            Tax Allocation, 6.90%, 5/1/17.. $   533,125
                                            -----------
Georgia (1.1%):
 1,000,000 Atlanta & Fulton County Downtown
            Arena Project Revenue Bond,
            7.00%, 12/1/28.................   1,120,000
                                            -----------
Louisiana (2.2%):
 1,000,000 Orleans Parish School Board
            Refunding Bonds, 6.50%, 2/1/06.   1,078,750
 1,000,000 Orleans Parish School Board
            Refunding Bonds, Series A,
            6.45%, 2/1/05, Insured by: FGIC   1,053,750
                                            -----------
                                              2,132,500
                                            -----------
Wisconsin (0.3%):
   260,000 Wisconsin State, GO, Series D,
            6.90%, 11/1/11, Callable
            5/1/10 @100*...................     283,725
                                            -----------
  Total Taxable Municipal Bonds               4,069,350
                                            -----------
U.S. Government Agencies (10.3%):
Fannie Mae (2.5%):
   100,000 5.00%, 9/3/10...................     100,008
 2,000,000 5.25%, 4/8/13...................   1,950,792
   280,964 4.34%**, 11/1/22................     286,317
   128,086 4.88%**, 7/1/23.................     131,857
                                            -----------
                                              2,468,974
                                            -----------
Federal Home Loan Bank (7.5%):
 2,500,000 3.50%, 6/19/09..................   2,399,428
 5,000,000 0.98%**, 9/24/03................   4,996,732
                                            -----------
                                              7,396,160
                                            -----------

 Shares
   or
Principal
 Amount             Security Description            Value
 ----------  ----------------------------------  -----------
U.S. Government Agencies, continued:
Freddie Mac (0.3%):
$    5,000   3.00%, 9/15/07..................... $     5,003
   250,000   4.63%, 1/29/10.....................     248,861
    13,048   3.58%***, 3/15/22..................      13,286
                                                 -----------
                                                     267,150
                                                 -----------
  Total U.S. Government Agencies                  10,132,284
                                                 -----------
U.S. Treasury Bonds** (3.9%):
 3,800,000   5.50%, 8/15/28.....................   3,865,907
                                                 -----------
  Total U.S. Treasury Bonds                        3,865,907
                                                 -----------
U.S. Treasury Notes** (12.9%):
 1,400,000   2.75%, 10/31/03....................   1,403,990
 1,000,000   4.25%, 11/15/03....................   1,006,445
 5,500,000   3.625%, 3/31/04....................   5,580,784
   500,000   2.25%, 7/31/04.....................     504,531
 1,250,000   6.75%, 5/15/05.....................   1,354,493
 2,800,000   3.50%, 11/15/06....................   2,874,155
                                                 -----------
  Total U.S. Treasury Notes                       12,724,398
                                                 -----------
Investments in Affiliates (4.4%):
Investment Companies (4.4%):
 2,071,110   American Performance Institutional
              Cash Management Fund..............   2,071,110
 2,307,932   American Performance U.S. Treasury
              Fund..............................   2,307,932
                                                 -----------
  Total Investments in Affiliates                  4,379,042
                                                 -----------
  Total Investments
   (Cost $97,699,397)(a)--100.1%                  98,715,212
  Liabilities in excess of other assets--(0.1)%     (116,877)
                                                 -----------
  Net Assets--100.0%                             $98,598,335
                                                 ===========

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $74,145. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

           Unrealized appreciation...................... $1,472,011
           Unrealized depreciation......................   (530,341)
                                                         ----------
           Net unrealized appreciation.................. $  941,670
                                                         ==========

* Represents next call date. Additional subsequent call dates and amounts also apply to this security.

**  Effective yield at purchase.

*** Variable rate investments. The rate presented on the Schedule of Portfolio
    Investments is the rate in effect at August 31, 2003. The date presented reflects the final maturity date.

FGIC--Financial Guaranty Insurance Corporation
GO--General Obligations Bond

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Bond Fund

                       Schedule of Portfolio Investments
                                August 31, 2003

 Shares
   or
Principal
 Amount           Security Description            Value
---------- ----------------------------------- -----------
Asset Backed Securities (2.6%):
$  250,000 ACLC Business Loan Receivables
            Trust, Series 1998-2, Class A3,
            6.69%, 4/15/20.................... $   223,477
   200,000 ACLC Business Loan Receivables
            Trust, Series 2000-1, Class A3F,
            8.03%, 10/15/21...................     191,747
   491,898 Atherton Franchisee Loan Funding,
            Series 1998-A, Class A2,
            6.72%, 8/15/10....................     483,628
   250,000 Atherton Franchisee Loan Funding,
            Series 1998-A, Class B,
            6.85%, 6/15/11....................     200,637
   483,530 Captec Franchise Trust,
            Series 2000-1, Class A1,
            7.89%, 10/15/10...................     478,615
                                               -----------
  Total Asset Backed Securities                  1,578,104
                                               -----------
Collateralized Mortgage Obligations (35.1%):
   265,692 Chase Mortgage Finance Corp.,
            Series 1998-S6, Class A17,
            6.75%, 10/25/28...................     265,467
   103,597 Chemical Mortgage Securities, Inc.,
            Series 1993-1, Class A7,
            7.45%, 2/25/23....................     103,513
 1,592,873 Citicorp Mortgage Securities, Inc.,
            Series 2002-6, Class 2A1,
            6.00%, 5/25/32....................   1,627,742
   202,131 Countrywide Home Loans, Series
            2002-12, Class 3A1,
            6.00%, 8/25/17....................     206,293
   140,493 Countrywide Home Loans, Series
            2002-19, Class 2A1,
            5.50%, 11/25/17...................     142,434
   696,763 Countrywide Home Loans, Series
            1999-10, Class A21,
            7.25%, 9/25/29....................     698,999
   653,495 Countrywide Home Loans, Series
            2001-25, Class A12,
            6.13%, 1/25/32....................     661,944
   345,705 Credit Suisse First Boston Mortgage
            Securities Corp., Series 2002-5,
            Class 2A1, 6.00%, 2/25/17.........     352,815
   187,337 Credit Suisse First Boston Mortgage
            Securities Corp., Series 01-26,
            Class 3A1, 7.50%, 11/25/31........     194,004
   630,000 Credit Suisse First Boston Mortgage
            Securities Corp., Series 2002-10,
            Class 1A3, 6.53%, 5/25/32.........     653,825

 Shares
   or
Principal
 Amount            Security Description             Value
---------- ------------------------------------- -----------
Collateralized Mortgage Obligations, continued:
$  365,000 Credit Suisse First Boston Mortgage
            Securities Corp., Series 2002-19,
            Class 2A3, 6.02%, 6/25/32........... $   377,063
 1,202,176 Fannie Mae, 4.00%, 5/1/10,
            Pool #254753........................   1,185,170
   300,000 Fannie Mae, Series 2002-12,
            Class PD, 6.00%, 10/25/14...........     307,126
   375,632 Fannie Mae, Series 1991-171, Class J,
            8.00%, 12/25/21.....................     410,951
   203,000 Fannie Mae, Series 1993-82, Class H,
            7.00%, 5/25/23......................     223,981
 1,026,335 Fannie Mae, Series 1998-40, Class B,
            6.50%, 12/18/25.....................   1,032,460
    32,230 Fannie Mae, Series 2001-56,
            Class LN, 5.75%, 7/25/26............      32,210
    61,077 Fannie Mae, 6.00%, 7/25/27...........      61,370
   135,556 Fannie Mae, Series 2001-51,
            Class BD, 5.50%, 7/25/28............     136,670
    54,533 Freddie Mac, Series 2126, Class GE,
            6.00%, 2/15/11......................      54,721
   335,241 Freddie Mac, 6.00%, 5/15/11..........     338,006
   477,072 Freddie Mac, 7.25%, 3/15/14..........     479,402
   575,123 Freddie Mac, Series 2590, Class AQ,
            4.25%, 3/15/18......................     574,925
       292 Freddie Mac, Series 194, Class E,
            7.00%, 9/15/21......................         300
     6,797 Freddie Mac, Series 1255, Class H,
            8.50%, 4/15/22......................       7,152
   103,587 Freddie Mac, Series 1281, Class I,
            8.00%, 5/15/22......................     111,021
   210,115 Freddie Mac, Series 1541, Class H,
            7.00%, 10/15/22.....................     214,685
 1,000,000 Freddie Mac, Series 1543, Class PJ,
            7.00%, 10/15/22.....................   1,028,245
    46,739 Freddie Mac, Series 54, Class C,
            7.75%, 3/18/25......................      50,666
   165,010 Freddie Mac, Series 2410, Class PB,
            6.50%, 2/15/26......................     165,236
    60,068 Freddie Mac, Series 2138, Class DA,
            6.50%, 12/15/26.....................      60,175
    63,922 Freddie Mac, Series 2136, Class BD,
            6.50%, 12/15/26.....................      64,052
   109,367 Freddie Mac, Series 2281, Class D,
            6.00%, 3/15/27......................     109,590
   110,000 Freddie Mac, Series 2449, Class JM,
            6.00%, 5/15/27......................     110,616
   150,978 Freddie Mac, Series 2113, Class MU,
            6.50%, 8/15/27......................     154,340

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

 Shares
   or
Principal
 Amount            Security Description            Value
----------  ----------------------------------- -----------
Collateralized Mortgage Obligations, continued:
$  813,130  Freddie Mac, Series 1999, Class PU,
             7.00%, 10/15/27................... $   874,042
   778,759  Freddie Mac, Series 2513, Class QK,
             5.00%, 8/15/28....................     790,585
    91,000  Freddie Mac, Series 2163, Class LL,
             7.00%, 6/15/29....................      91,306
     8,000  Freddie Mac, Series 2210, Class LL,
             7.50%, 1/15/30....................       8,047
    13,000  Freddie Mac, Series 2172, Class LL,
             6.88%, 12/31/29...................      13,026
    95,000  GMAC Mortgage Corporation Loan
             Trust, Series 2001-J5, Class A6,
             6.70%, 11/25/31...................      95,319
   428,896  Government National Mortgage
             Assoc., 6.50%, 12/1/11,
             Pool #E20275......................     451,023
    13,448  Government National Mortgage
             Assoc., 10.50%, 11/15/15,
             Pool #268347......................      15,106
    15,547  Government National Mortgage
             Assoc., 11.00%, 2/15/16,
             Pool #279067......................      17,593
    57,546  Government National Mortgage
             Assoc., 9.00%, 10/15/20,
             Pool #289412......................      63,881
    58,612  Government National Mortgage
             Assoc., 9.00%, 7/15/21,
             Pool #308511......................      65,026
   106,446  Government National Mortgage
             Assoc., 7.00%, 9/15/23,
             Pool #347688......................     113,194
   150,468  Government National Mortgage
             Assoc., 7.50%, 11/15/23,
             Pool #354701......................     161,254
    38,784  Government National Mortgage
             Assoc., Series 1996-22, Class E,
             7.00%, 5/16/24....................      38,767
    35,415  Government National Mortgage
             Assoc., 7.50%, 12/15/25,
             Pool #401510......................      37,872
   165,994  Government National Mortgage
             Assoc., 8.00%, 5/15/26,
             Pool #428480......................     179,226
     5,739  Government National Mortgage
             Assoc., 8.00%, 6/15/26,
             Pool #426149......................       6,196

 Shares
   or
Principal
 Amount            Security Description             Value
---------- ------------------------------------- -----------
Collateralized Mortgage Obligations, continued:
$   53,102 Government National Mortgage
            Assoc., Series 1999-7, Class A,
            6.25%, 7/16/26...................... $    53,160
    28,849 Government National Mortgage
            Assoc., Series 1996-15, Class H,
            7.50%, 8/16/26......................      31,198
   163,825 Government National Mortgage
            Assoc., Series 1996-20, Class J,
            7.50%, 9/20/26......................     174,879
   194,336 Government National Mortgage
            Assoc., Series 1999-2, Class D,
            6.50%, 10/20/26.....................     196,000
   100,000 Government National Mortgage
            Assoc., Series 1999-17, Class GA,
            6.50%, 7/20/27......................     101,956
 1,037,000 Government National Mortgage
            Assoc., Series 1999-7, Class D,
            6.25%, 8/16/27......................   1,061,890
   210,594 Government National Mortgage
            Assoc., 6.25%, 8/20/27..............     217,395
   418,997 Government National Mortgage
            Assoc., 7.00%, 7/15/29,
            Pool #490215........................     443,311
   883,825 GSR Mortgage Loan Trust, Series
            2002-3F, Class 1AA,
            6.00%, 8/25/16......................     906,804
   122,287 Norwest Asset Securities Corp.,
            Series 1999-22, Class A1,
            6.50%, 9/25/14......................     125,568
    42,374 PNC Mortgage Securities Corp.,
            Series 1999-5, Class 1A14,
            6.50%, 7/25/29......................      42,377
    19,571 Prudential Home Mortgage Securities,
            7.45%, 10/25/22.....................      19,538
   137,365 Prudential Home Mortgage Securities,
            7.50%, 11/25/22.....................     141,189
    23,751 Prudential Home Mortgage Securities,
            Series 1993-22, Class A13,
            7.00%, 7/25/23......................      23,720
    66,486 Residential Funding Mortgage
            Securities I, Series 1999-S6,
            Class A1, 6.25%, 2/25/14............      68,167
   702,355 Residential Funding Mortgage
            Securities I, Series 2001-S4,
            Class A1, 7.25%, 2/25/31............     701,204
   105,721 Residential Funding Mortgage
            Securities I, Inc., Series 1996-S10,
            Class A6, 7.50%, 5/25/26............     105,625

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

 Shares
   or
Principal
 Amount            Security Description             Value
---------- ------------------------------------- -----------
Collateralized Mortgage Obligations, continued:
$   49,867 Residential Funding Mortgage
            Securities I, Inc., Series 1996-S14,
            Class A5, 7.75%, 5/25/26............ $    49,786
    10,356 Residential Funding Mortgage
            Securities I, Series 1997-S12,
            Class A18, 6.75%, 8/25/27...........      10,346
   564,876 Structured Mortgage Asset Residential
            Trust, Series 2003-1, Class 2A1,
            6.00%, 2/25/18......................     582,610
     4,000 Structured Mortgage Asset Residential
            Trust, Series 1993-6B, Class G,
            7.05%, 7/25/24......................       4,117
   184,358 Structured Mortgage Asset Residential
            Trust, 7.00%, 7/25/31...............     187,874
    38,586 Vendee Mortgage Trust, Series 1996-3,
            Class 2F, 7.75%, 11/15/22...........      38,634
   215,124 Washington Mutual MSC Mortgage,
            Series 2002-MS9, Class 2A2,
            5.25%, 12/25/17.....................     213,527
    15,769 Well Fargo Mortgage Backed
            Securities Trust, Series 2001-16,
            Class A2, 6.75%, 7/25/31............      15,745
    22,373 Well Fargo Mortgage Backed
            Securities Trust, Series 2002-2,
            Class 1A4, 6.20%, 2/25/32...........      22,474
    50,000 Wells Fargo Mortgage Backed
            Securities Trust, Series 2002-19,
            Class 2A4, 5.50%, 11/25/32..........      49,835
   585,969 Wells Fargo Mortgage Backed
            Securities Trust, Series 2002-18,
            Class 1A3, 6.00%, 12/25/32..........     594,276
                                                 -----------
  Total Collateralized Mortgage Obligations       21,401,837
                                                 -----------
Corporate Bonds (32.5%):
Aerospace & Defense (6.0%):
 2,000,000 Boeing Capital Corp.,
            6.10%, 3/1/11.......................   2,075,894
 1,000,000 Boeing Capital Corp.,
            6.50%, 2/15/12......................   1,053,478
   500,000 Boeing Capital Corp.,
            5.80%, 1/15/13......................     501,064
                                                 -----------
                                                   3,630,436
                                                 -----------
Automotive (0.8%):
   500,000 General Motors Corp.,
            7.70%, 4/15/16......................     507,500
                                                 -----------

 Shares
   or
Principal
 Amount          Security Description          Value
---------- -------------------------------- -----------
Corporate Bonds, continued:
Banking (1.3%):
$  250,000 Bank of America Corp.,
            7.75%, 9/28/15,
            Callable 9/28/03 @ 100*........ $   250,735
    50,000 Bank of America Corp.,
            6.80%, 5/15/16.................      49,718
   100,000 Bank of America Corp.,
            6.25%, 11/15/16................     100,178
   381,000 J.P. Morgan Chase & Co.,
            7.00%, 11/15/09................     420,584
                                            -----------
                                                821,215
                                            -----------
Brokerage Services (2.3%):
   200,000 Bear Stearns Co., Inc.,
            7.00%, 9/24/21.................     194,943
   500,000 Goldman Sachs Group, Inc.,
            6.13%, 2/15/33.................     484,125
   700,000 Merrill Lynch & Co., Inc.,
            6.50%, 7/15/18.................     747,250
                                            -----------
                                              1,426,318
                                            -----------
Computer Software & Services (0.8%):
   500,000 Electronic Data Systems,
            7.45%, 10/15/29................     465,000
                                            -----------
Electric Integrated (1.0%):
    40,000 Cincinnati Gas & Electric,
            7.20%, 10/1/23,
            Callable 10/1/03 @103.54*......      41,569
   100,000 Cincinnati Gas & Electric Co.,
            7.20%, 10/1/23,
            Callable 10/1/03 @ 102.83*.....     103,922
    25,000 Florida Power & Light, 7.00%,
            9/1/25, Callable 9/1/03 @103.5*      25,787
    91,000 Florida Power & Light,
            7.05%, 12/1/26,
            Callable 12/1/03 @102.73*......      93,703
    20,000 Florida Power Corp.,
            7.00%, 12/1/23,
            Callable 12/1/03 @103.19*......      19,904
    50,000 Pacific Gas & Electric Company,
            8.25%, 11/1/22,
            Callable 10/9/03 @103.14*......      51,982
    30,000 Pacific Gas & Electric Company,
            8.38%, 5/1/25,
            Callable 10/9/03 @ 102.31*.....      30,951
    50,000 Pacific Gas & Electric Company,
            7.25%, 3/1/26,
            Callable 10/9/03 @ 102.02*.....      51,171

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

 Shares
   or
Principal
 Amount            Security Description            Value
---------- ------------------------------------ -----------
Corporate Bonds, continued:
Electric Integrated, continued:
$   10,000 Pacific Gas & Electric Company,
            7.25%, 3/1/26,
            Callable 10/9/03 @ 102.02*......... $    10,234
    10,000 Public Service Electric & Gas,
            7.00%, 9/1/24,
            Callable 10/9/03 @102.74*..........      10,234
    50,000 Public Service Electric & Gas,
            7.00%, 9/1/24,
            Callable 9/01/03 @ 102.74*.........      51,172
     5,000 Texas Utilities-MBIA, 7.88%, 4/1/24,
            Callable 9/22/03 @103.85*..........       5,213
   100,000 Texas Utilities-MBIA, 7.63%, 7/1/25,
            Callable 11/10/03 @ 102.69*........     103,247
                                                -----------
                                                    599,089
                                                -----------
Financial--Leasing Company (3.4%):
 1,000,000 International Lease Finance Corp.,
            5.40%, 6/1/04......................   1,027,614
   500,000 International Lease Finance Corp.,
            5.63%, 6/1/07......................     534,304
   500,000 International Lease Finance Corp.,
            4.75%, 2/15/08.....................     512,259
                                                -----------
                                                  2,074,177
                                                -----------
Financial Services (10.0%):
   500,000 General Electric Capital Corp.,
            7.50%, 6/15/09.....................     579,508
 1,390,000 General Electric Capital Corp.,
            6.00%, 6/15/12.....................   1,467,528
   545,000 General Electric Capital Corp.,
            5.45%, 1/15/13.....................     550,851
   250,000 Household Finance Corp.,
            5.75%, 1/30/07.....................     267,588
    44,000 Household Finance Corp.,
            7.00%, 6/15/12.....................      44,445
   158,000 Household Finance Corp.,
            7.50%, 2/15/17.....................     162,336
   175,000 Household Finance Corp.,
            7.50%, 2/15/17.....................     179,802
    50,000 Household Finance Corp.,
            7.15%, 5/15/17.....................      50,498
    45,000 Household Finance Corp.,
            7.25%, 6/15/17.....................      45,674
   135,000 Household Finance Corp.,
            7.63%, 10/15/17....................     139,542
     5,000 Household Finance Corp., 7.50%,
            1/15/22, Callable 3/15/07 @100*....       5,159

 Shares
   or
Principal
 Amount           Security Description           Value
---------- ---------------------------------- -----------
Corporate Bonds, continued:
Financial Services, continued:
$   13,000 Household Finance Corp., 7.60%,
            4/15/22, Callable 4/15/07 @100*.. $    13,499
    20,000 Household Finance Corp., 7.30%,
            5/15/22, Callable 5/15/07 @100*..      20,359
   281,000 Household Finance Corp.,
            7.40%, 8/15/22...................     287,965
   240,000 Household Finance Corp., 7.45%,
            8/15/22, Callable 8/15/07 @100*..     246,784
   150,000 Household Financial Corp.,
            6.50%, 11/15/08..................     165,169
   232,000 Household Financial Corp.,
            7.25%, 2/15/12...................     233,637
   100,000 Household Financial Corp.,
            7.40%, 2/15/17...................     102,286
   500,000 I-Preferred Term Securities,
            3.30%***, 12/11/32,
            Callable 12/11/07 @ 100*.........     500,000
 1,000,000 Preferred Term Securities IX,
            2.81%***, 4/3/33,
            Callable 4/3/08 @ 100*...........   1,000,000
                                              -----------
                                                6,062,630
                                              -----------
Telecommunications (2.3%):
 1,000,000 Alltel Corp., 7.00%, 3/15/16......   1,136,463
   126,000 Qwest Corp., 6.88%, 9/15/33,
            Callable 9/15/03 @ 100*..........     124,671
   110,000 Qwest Corp., 6.88%, 9/15/33.......     108,840
                                              -----------
                                                1,369,974
                                              -----------
Utilities--Electric (4.6%):
   500,000 Duke Energy Corp., 6.25%, 1/15/12.     525,378
 2,179,000 Duke Energy Corp.,
            5.63%, 11/30/12..................   2,182,054
   100,000 Duke Energy Corp., 7.00%, 7/1/33,
            Callable 10/24/03 @ 102.35*......     101,062
                                              -----------
                                                2,808,494
                                              -----------
  Total Corporate Bonds                        19,764,833
                                              -----------
Taxable Municipal Bonds (7.2%):
California (0.7%):
   400,000 Monrovia Redevelopment Agency
            Tax Allocation, 6.90%, 5/1/17....     426,500
                                              -----------
Colorado (2.2%):
 1,195,000 Boulder County Revenue Bond,
            Series B, 7.63%, 9/1/21, Callable
            9/1/07 @ 100*, Insured by:
            AMBAC............................   1,380,225
                                              -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

 Shares
   or
Principal
 Amount           Security Description            Value
---------- ----------------------------------- -----------
Taxable Municipal Bonds, continued:
Georgia (1.8%):
$1,000,000 Atlanta & Fulton County Downtown
            Arena Project Revenue Bond,
            7.00%, 12/1/28.................... $ 1,120,000
                                               -----------
Illinois (0.3%):
   150,000 Springfield Tax Allocation, 7.50%,
            2/1/12, Callable 2/1/05 @ 100*,
            Insured by: AMBAC.................     155,063
                                               -----------
Missouri (1.7%):
   905,000 St. Louis, Municipal Finance Corp.,
            Firemens' Retirement System,
            Revenue Bond, 6.55%, 8/1/09,
            Insured by: MBIA..................   1,013,600
                                               -----------
Wisconsin (0.5%):
   260,000 Wisconsin State, GO, Series D,
            6.90%, 11/1/11, Callable 5/1/10
            @100*.............................     283,725
                                               -----------
  Total Taxable Municipal Bonds                  4,379,113
                                               -----------
U.S. Government Agencies (7.8%):
Fannie Mae (4.0%):
 2,500,000 5.25%, 4/8/13......................   2,438,489
                                               -----------
Federal Home Loan Bank (0.7%):
   215,000 5.75%, 8/14/12,
            Callable 9/15/03 @ 100*...........     215,913
   200,000 5.28%, 10/17/14,
            Callable 10/17/03 @100*...........     198,358
                                               -----------
                                                   414,271
                                               -----------

 Shares
   or
Principal
 Amount             Security Description            Value
 ----------  ----------------------------------  -----------
U.S. Government Agencies, continued:
Freddie Mac (3.1%):
$  500,000   4.75%, 10/11/12,
              Callable 10/11/05 @ 100*.......... $   482,735
 1,500,000   4.63%, 5/28/13,
              Callable 5/28/04 @100*............   1,433,049
                                                 -----------
                                                   1,915,784
                                                 -----------
  Total U.S. Government Agencies                   4,768,544
                                                 -----------
U.S. Treasury Bonds** (5.9%):
 3,500,000   5.50%, 8/15/28.....................   3,560,704
                                                 -----------
  Total U.S. Treasury Bonds                        3,560,704
                                                 -----------
U.S. Treasury Notes** (5.5%):
 1,000,000   5.00%, 8/15/11.....................   1,052,810
 2,460,000   3.625%, 5/15/13....................   2,313,168
                                                 -----------
  Total U.S. Treasury Notes                        3,365,978
                                                 -----------
Investments in Affiliates (3.6%):
Investment Companies (3.6%):
 1,509,296   American Performance Institutional
              Cash Management Fund..............   1,509,296
   684,707   American Performance U.S.
              Treasury Fund.....................     684,707
                                                 -----------
  Total Investments in Affiliates                  2,194,003
                                                 -----------
  Total Investments
   (Cost $59,958,189)(a)--100.2%                  61,013,116
  Liabilities in excess of other assets--(0.2)%     (148,827)
                                                 -----------
  Net Assets--100.0%                             $60,864,289
                                                 ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $207,018. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

           Unrealized appreciation...................... $1,300,476
           Unrealized depreciation......................   (452,567)
                                                         ----------
           Net unrealized appreciation.................. $  847,909
                                                         ==========

* Represents next call date. Additional subsequent call dates and amounts also apply to this security.

**  Effective yield at purchase.

*** Variable rate investments. The rate presented on the Schedule of Portfolio
    Investments is the rate in effect at August 31, 2003. The date presented reflects the final maturity date.

AMBAC--American Municipal Bond Assurance Corp.
GO--General Obligations Bond
MBIA--Municipal Bond Insurance Association

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                       Schedule of Portfolio Investments
                                August 31, 2003

 Shares
   or
Principal
 Amount         Security Description          Value
--------- -------------------------------- -----------
Common Stocks (68.3%):
Aerospace/Defense (0.5%):
    2,150 Alliant Techsystems, Inc. (b)... $   109,521
    4,800 Esterline Technologies Corp. (b)      94,848
    1,700 Northrop Grumman Corp...........     162,316
                                           -----------
                                               366,685
                                           -----------
Airlines (0.1%):
    5,300 SkyWest, Inc....................      92,644
                                           -----------
Apparel / Footwear (0.6%):
    3,400 Coach, Inc. (b).................     197,336
    3,200 Kellwood Co.....................     116,832
    6,900 Phillips-Van Heusen Corp........     104,880
                                           -----------
                                               419,048
                                           -----------
Automotive Parts (0.7%):
    4,100 CLARCOR, Inc....................     175,644
    2,200 Eaton Corp......................     206,008
    3,200 O'Reilly Automotive, Inc. (b)...     122,528
                                           -----------
                                               504,180
                                           -----------
Banking (5.0%):
    7,400 Bank of America Corp............     586,450
   10,700 Bank One Corp...................     422,329
    8,100 BB&T Corp.......................     295,812
   21,700 Charter One Financial, Inc......     672,700
    4,660 Commerce Bancorp, Inc...........     188,730
    2,300 Fifth Third Bancorp.............     134,780
    7,200 FirstMerit Corp.................     182,376
    6,266 New York Community
           Bancorp, Inc...................     192,742
    3,200 Southwest Bank of Texas.........     118,272
    6,500 Staten Island Bancorp, Inc......     135,070
    9,100 U.S. Bancorp....................     217,490
    6,000 Wachovia Corp...................     252,900
    4,800 Washington Mutual, Inc..........     187,104
                                           -----------
                                             3,586,755
                                           -----------
Beverages (1.4%):
    2,600 Anheuser Busch Co., Inc.........     134,004
   10,900 Coca-Cola Co....................     474,368
    8,500 PepsiCo, Inc....................     378,590
                                           -----------
                                               986,962
                                           -----------
Broadcasting/Cable (0.2%):
    3,600 Clear Channel Communications,
           Inc. (b).......................     162,432
                                           -----------

 Shares
   or
Principal
 Amount          Security Description           Value
--------- ---------------------------------- -----------
Common Stocks, continued:
Building Materials (0.3%):
    3,200 Hughes Supply, Inc................ $   113,600
    3,500 Texas Industries, Inc.............      89,495
                                             -----------
                                                 203,095
                                             -----------
Business Equipment & Services (1.2%):
    4,800 Deluxe Corp.......................     204,960
    3,800 First Data Corp...................     145,920
    2,800 Global Payments, Inc..............     105,700
    4,100 United Stationers, Inc. (b).......     166,624
    3,900 Zebra Technologies Corp.,
           Class A (b)......................     209,118
                                             -----------
                                                 832,322
                                             -----------
Chemicals (1.0%):
   11,400 Dow Chemical Co...................     393,642
    3,900 Fuller (H. B.) Co.................     103,311
    3,500 Georgia Gulf Corp.................      78,225
    2,700 Scotts Co., Class A (b)...........     152,766
                                             -----------
                                                 727,944
                                             -----------
Commercial Services (0.6%):
    8,850 Aaron Rents, Inc..................     185,673
    6,800 ABM Industries, Inc...............     106,420
    4,800 Regis Corp........................     166,032
                                             -----------
                                                 458,125
                                             -----------
Computer Software & Services (3.5%):
    2,500 CACI International, Inc.,
           Class A (b)......................     111,525
    9,900 Computer Associates International,
           Inc..............................     253,737
    3,400 eBay, Inc. (b)....................     188,802
    3,200 FactSet Research Systems, Inc.....     155,360
    5,200 FileNET Corp. (b).................     109,668
    3,200 Hyperion Solutions Corp. (b)......     105,536
   47,900 Microsoft Corp....................   1,270,308
   19,100 Oracle Corp. (b)..................     244,098
    3,000 Take-Two Interactive Software,
           Inc. (b).........................      89,310
                                             -----------
                                               2,528,344
                                             -----------
Computers & Peripherals (3.6%):
    9,000 Adaptec, Inc. (b).................      65,790
    3,500 Anixter International, Inc. (b)...      79,555
    1,500 Black Box Corp....................      70,650
   36,200 Cisco Systems, Inc. (b)...........     693,230
   15,100 Dell Computer Corp. (b)...........     492,713
   20,400 Hewlett-Packard Co................     406,368

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

 Shares
   or
Principal
 Amount           Security Description             Value
--------- ------------------------------------- -----------
Common Stocks, continued:
Computers & Peripherals, continued:
    2,800 Hutchinson Technology, Inc. (b)...... $    88,564
    8,700 International Business
           Machines Corp.......................     713,487
                                                -----------
                                                  2,610,357
                                                -----------
Construction (0.1%):
    1,900 EMCOR Group, Inc. (b)................      83,733
                                                -----------
Consumer Products (1.5%):
    2,300 Colgate-Palmolive Co.................     127,144
    3,100 Fortune Brands, Inc..................     174,840
    3,900 Gillette Co..........................     126,594
    3,100 Procter & Gamble Co..................     270,599
    3,800 Sysco Corp...........................     119,548
    3,500 Whirlpool Corp.......................     243,530
                                                -----------
                                                  1,062,255
                                                -----------
Diversified Manufacturing Operations (4.9%):
    3,000 3M Co................................     427,410
    8,000 Cooper Industries, Ltd., Class A.....     407,120
   10,100 Emerson Electric Co..................     563,176
   41,200 General Electric Co..................   1,218,284
    1,800 Illinois Tool Works, Inc.............     130,122
    2,400 Johnson Controls, Inc................     237,600
    2,600 Roper Industries, Inc................     110,968
    4,900 United Technologies Corp.............     393,225
                                                -----------
                                                  3,487,905
                                                -----------
Educational Services (0.4%):
    1,900 Apollo Group, Inc. (b)...............     121,733
    3,000 ITT Educational Services, Inc. (b)...     130,050
                                                -----------
                                                    251,783
                                                -----------
Electronic Components/Instruments (0.7%):
    2,700 A.O. Smith Corp......................      96,930
    1,400 Analogic Corp........................      72,114
    2,200 Benchmark Electronics, Inc. (b)......      97,636
    2,500 Harman International Industries, Inc.     249,125
                                                -----------
                                                    515,805
                                                -----------
Entertainment (2.7%):
   16,100 AOL Time Warner, Inc. (b)............     263,396
    8,800 Aztar Corp. (b)......................     151,800
   14,300 Comcast Corp. (b)....................     405,548
    2,600 Polaris Industries, Inc..............     200,876
   19,600 The Walt Disney Co...................     401,800

 Shares
   or
Principal
 Amount          Security Description            Value
--------- ----------------------------------- -----------
Common Stocks, continued:
Entertainment, continued:
    4,300 Viacom, Inc., Class A.............. $   193,457
    7,100 Viacom, Inc., Class B..............     319,500
                                              -----------
                                                1,936,377
                                              -----------
Financial Services (7.2%):
    8,700 American Express Co................     391,935
   22,900 Citigroup, Inc.....................     992,715
    5,600 Countrywide Credit Industries, Inc.     379,960
    3,200 Downey Financial Corp..............     135,264
    5,800 Fannie Mae.........................     375,782
    1,800 Freddie Mac........................      95,670
    5,000 Goldman Sachs Group, Inc...........     442,450
   16,700 J.P. Morgan Chase & Co.............     571,474
    2,300 Legg Mason, Inc....................     165,209
   12,100 Merrill Lynch & Co.................     650,738
    5,500 Morgan Stanley Dean Witter & Co....     268,345
    5,300 Prudential Financial, Inc..........     192,973
    9,100 Wells Fargo & Co...................     456,274
                                              -----------
                                                5,118,789
                                              -----------
Food Products & Services (0.6%):
    4,500 Bunge Ltd..........................     136,170
    3,400 Flowers Foods, Inc.................      71,978
    3,300 Performance Food Group Co. (b).....     129,393
    1,800 Whole Foods Market, Inc. (b).......      97,794
                                              -----------
                                                  435,335
                                              -----------
Health Care (2.1%):
    3,800 Aetna, Inc.........................     216,600
    4,000 Cognex Corp........................     122,640
    2,200 IDEXX Laboratories, Inc. (b).......      91,542
   13,000 Johnson & Johnson..................     644,540
    3,300 Medtronic, Inc.....................     163,614
    5,900 Owens & Minor, Inc.................     137,470
    2,500 Renal Care Group, Inc. (b).........      90,775
                                              -----------
                                                1,467,181
                                              -----------
Home Builders (0.5%):
    3,544 D.R. Horton, Inc...................     110,289
      200 NVR, Inc. (b)......................      86,700
    2,000 Ryland Group, Inc..................     134,320
                                              -----------
                                                  331,309
                                              -----------
Hotels & Lodging (0.3%):
    4,800 Marriott International, Inc........     195,984
                                              -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

 Shares
   or
Principal
 Amount          Security Description            Value
--------- ----------------------------------- -----------
Common Stocks, continued:
Insurance (2.4%):
   13,700 American International Group, Inc.. $   816,109
    1,900 LandAmerica Financial Group, Inc...      87,210
    2,600 Marsh & McLennan Cos., Inc.........     130,000
    2,500 Mid Atlantic Medical Services,
           Inc. (b)..........................     122,650
    7,600 SAFECO Corp........................     274,056
    4,900 Stewart Information Services
           Corp. (b).........................     143,374
    2,600 UnitedHealth Group, Inc............     128,518
                                              -----------
                                                1,701,917
                                              -----------
Lumber (0.2%):
    4,400 Universal Forest Products, Inc.....     108,548
                                              -----------
Machinery & Equipment (0.5%):
    3,300 Black & Decker Corp................     141,174
    4,200 Lincoln Electric Holdings, Inc.....      95,407
    9,300 Timken Co..........................     155,310
                                              -----------
                                                  391,891
                                              -----------
Medical--Biotechnology (0.3%):
    3,200 Pharmaceutical Product Development,
           Inc. (b)..........................      81,632
    3,500 Techne Corp. (b)...................     117,390
                                              -----------
                                                  199,022
                                              -----------
Medical Equipment & Supplies (0.7%):
    2,200 Diagnostic Products Corp...........      83,380
    3,000 Respironics, Inc. (b)..............     124,980
    7,000 Steris Corp. (b)...................     163,940
    3,000 Thor Industries, Inc...............     162,570
                                              -----------
                                                  534,870
                                              -----------
Metals--Processing & Fabrication (0.2%):
    6,000 Commercial Metals Co...............     118,680
                                              -----------
Oil & Gas Exploration, Production and
 Services (2.8%):
    8,500 Anadarko Petroleum Corp............     369,750
    3,600 Apache Corp........................     248,328
    4,000 Cabot Oil & Gas Corp...............     107,800
    8,000 Helmerich & Payne, Inc.............     234,000
    4,200 Kerr-McGee Corp....................     184,590
    3,400 Newfield Exploration Co. (b).......     133,586
    7,600 Schlumberger Ltd...................     376,276
    5,100 St. Mary Land & Exploration........     144,330
    2,000 Stone Energy Corp. (b).............      77,400

 Shares
   or
Principal
 Amount            Security Description            Value
---------    ---------------------------------  -----------
Common Stocks, continued:
Oil & Gas Exploration, Production and Services,
 continued:
    7,500    Vintage Petroleum, Inc............ $    83,850
    4,200    W-H Energy Services, Inc. (b).....      78,330
                                                -----------
                                                  2,038,240
                                                -----------
Oil--Integrated Companies (1.5%):
   24,000    Exxon Mobil Corp..................     904,800
    2,900    Murphy Oil Corp...................     167,417
                                                -----------
                                                  1,072,217
                                                -----------
Paper Products (0.7%):
   12,400    International Paper Co............     502,820
                                                -----------
Pharmaceuticals (5.0%):
    4,900    Abbott Laboratories...............     197,470
    7,800    Amgen, Inc. (b)...................     514,020
    1,800    Boston Scientific Corp. (b).......     108,180
    6,100    Bristol-Myers Squibb Co...........     154,757
    2,700    Cephalon, Inc. (b)................     119,745
    3,200    Eli Lilly & Co....................     212,896
    1,900    Medicis Pharmaceutical Corp.,
              Class A..........................     116,052
   10,100    Merck & Co., Inc..................     508,232
    4,200    NBTY, Inc. (b)....................     111,090
   43,300    Pfizer, Inc.......................   1,295,536
    3,000    Priority Healthcare Corp.,
              Class B (b)......................      63,360
    4,100    Wyeth.............................     175,685
                                                -----------
                                                  3,577,023
                                                -----------
Printing & Publishing (0.2%):
    2,600    McGraw-Hill Cos., Inc.............     158,600
                                                -----------
Real Estate Investment Trust (0.2%):
    3,600    Apartment Investment & Management
              Co., Class A.....................     138,780
                                                -----------
Restaurants (0.6%):
    4,700    Landry's Seafood Restaurants (b)..     100,345
    4,200    McDonald's Corp...................      94,164
    4,100    O'Charley's, Inc. (b).............      69,536
    3,400    RARE Hospitality International,
              Inc. (b).........................     129,472
                                                -----------
                                                    393,517
                                                -----------
Retail (4.4%):
   16,400    Home Depot, Inc...................     527,424
    1,900    Kohl's Corp. (b)..................     120,175

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

 Shares
   or
Principal
 Amount           Security Description             Value
--------- ------------------------------------- -----------
Common Stocks, continued:
Retail, continued:
    5,800 La-Z-Boy, Inc........................ $   129,630
    3,200 Linens 'n Things, Inc. (b)...........      92,480
    3,100 Lowe's Cos., Inc.....................     170,066
    4,700 Men's Wearhouse, Inc. (b)............     132,305
    3,200 Pacific Sunwear of California,
           Inc. (b)............................     108,160
    3,900 Pier 1 Imports, Inc..................      80,223
    4,000 School Specialty, Inc. (b)...........     112,600
    3,000 SCP Pool Corp. (b)...................     123,000
   24,100 Wal-Mart Stores, Inc.................   1,425,997
    3,700 Walgreen Co..........................     120,509
                                                -----------
                                                  3,142,569
                                                -----------
Semiconductors (3.3%):
    7,900 Applied Industrial Technologies, Inc.     178,935
    4,800 ATMI, Inc. (b).......................     134,304
    2,800 Cymer, Inc. (b)......................     128,156
    5,200 Exar Corp. (b).......................      85,020
   47,700 Intel Corp...........................   1,365,174
    5,900 Photronics, Inc. (b).................     143,311
    8,800 Texas Instruments, Inc...............     209,880
    2,700 Varian Semiconductor Equipment
           Associates, Inc. (b)................     109,539
                                                -----------
                                                  2,354,319
                                                -----------
Technology (0.2%):
    1,900 Kronos, Inc. (b).....................     109,807
                                                -----------
Telecommunications (1.7%):
    7,600 BellSouth Corp.......................     191,520
    3,700 QUALCOMM, Inc........................     152,736
   19,400 SBC Communications, Inc..............     436,306
   12,400 Verizon Communications, Inc..........     437,968
                                                -----------
                                                  1,218,530
                                                -----------
Tobacco & Tobacco Products (0.6%):
   10,700 Altria Group, Inc....................     441,054
                                                -----------
Transportation & Shipping (1.6%):
    4,100 Arkansas Best Corp...................     112,914
    3,200 Roadway Express, Inc.................     149,600
    2,900 Union Pacific Corp...................     176,726
    7,400 United Parcel Service, Class B.......     464,424
    3,500 USF Corp.............................     111,475
    4,600 Yellow Corp. (b).....................     128,984
                                                -----------
                                                  1,144,123
                                                -----------

 Shares
   or
Principal
 Amount            Security Description            Value
---------- ------------------------------------ -----------
Common Stocks, continued:
Utilities--Electric (0.9%):
     7,400 Avista Corp......................... $   115,218
     6,800 Entergy Corp........................     356,660
     4,100 Hawaiian Electric Industries, Inc...     176,218
                                                -----------
                                                    648,096
                                                -----------
Utilities--Natural Gas (0.4%):
     4,400 Energen Corp........................     156,992
     7,600 NiSource, Inc.......................     146,984
                                                -----------
                                                    303,976
                                                -----------
Utilities--Water (0.2%):
     5,100 American States Water Co............     127,602
                                                -----------
  Total Common Stocks                            48,791,550
                                                -----------
Collateralized Mortgage Obligations (12.6%):
$  250,000 ACLC Business Loan Receivables
            Trust, Series 1998-2, Class A3,
            6.69%, 4/15/20.....................     223,477
   250,000 Atherton Franchisee Loan Funding,
            Series 1998-A, Class B,
            6.85%, 6/15/11.....................     200,637
   655,203 Bank of America Mortgage Securities,
            5.25%, 2/25/18.....................     673,425
   483,530 Captec Franchise Trust,
            Series 2000-1, Class A1,
            7.89%, 10/15/10....................     478,615
   534,592 Chase Mortgage Finance Corp.,
            Series 1993-L, Class 2A12,
            7.00%, 10/25/24....................     533,669
   361,134 Fannie Mae, Series 1992-198,
            Class N, 7.50%, 9/25/22............     377,077
   279,716 Fannie Mae, Series 1998-31, Class B,
            6.00%, 12/18/27....................     280,670
   843,750 Fannie Mae, Series 2003-19,
            Class ME, 4.00%, 3/25/31...........     838,571
   761,000 Freddie Mac, Series 1443, Class I,
            7.50%, 12/15/22....................     820,016
   211,431 Freddie Mac, Series 2297, Class AB,
            6.00%, 11/15/28....................     215,501
    44,264 Freddie Mac, Series 2317, Class DN,
            6.05%, 12/15/11....................      44,374
   623,902 Freddie Mac, Series 2319, Class BH,
            6.50%, 7/15/29.....................     628,514
   641,521 Freddie Mac, Series 2378, Class CB,
            6.00%, 11/15/31....................     652,400
   197,977 Freddie Mac, Series 2382, Class DA,
            5.50%, 10/15/30....................     200,067

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

 Shares
   or
Principal
 Amount            Security Description             Value
---------- ------------------------------------- -----------
Collateralized Mortgage Obligations, continued:
$  365,000 Freddie Mac, Series 2509, Class TC,
            5.50%, 10/15/25..................... $   371,162
   568,904 Freddie Mac, Series 2528, Class ME,
            5.25%, 5/15/30......................     572,612
   348,167 Freddie Mac, Series 2543, Class BC,
            4.75%, 11/15/21.....................     353,097
    52,554 Freddie Mac, Series 2552, Class TA,
            5.00%, 1/15/13......................      52,893
   191,275 Government National Mortgage
            Assoc., Series 1999-2, Class D,
            6.50%, 10/20/26.....................     192,913
   300,000 Government National Mortgage
            Assoc., Series 2001-7, Class PJ,
            6.50%, 2/20/30......................     305,667
   500,000 GSR Mortgage Loan Trust,
            6.50%, 7/25/32......................     511,340
     5,178 Residential Funding Mortgage
            Securities I, Series 1997-S12,
            Class A18, 6.75%, 8/25/27...........       5,173
    43,017 Structured Mortgage Asset Residential
            Trust, 7.00%, 7/25/31...............      43,837
   460,755 Washington Mutual MSC Mortgage,
            Series 2002-MS8, Class 2A1,
            5.25%, 12/25/17.....................     455,001
                                                 -----------
  Total Collateralized Mortgage Obligations        9,030,708
                                                 -----------
Corporate Bonds (4.7%):
Aerospace & Defense (0.9%):
   125,000 Boeing Capital Corp.,
            5.80%, 1/15/13......................     125,266
   500,000 Boeing Capital Corp.,
            6.50%, 2/15/12......................     526,739
                                                 -----------
                                                     652,005
                                                 -----------
Banking (0.1%):
    20,000 Bank of America Corp.,
            5.25%, 2/1/07.......................      21,280
    33,872 First Horizon Home Loan Corp.,
            5.50%, 4/1/06.......................      34,808
                                                 -----------
                                                      56,088
                                                 -----------

 Shares
   or
Principal
 Amount           Security Description           Value
---------- ---------------------------------- -----------
Corporate Bonds, continued:
Brokerage Services (0.4%):
$  200,000 Bear Stearns Co., Inc.,
            7.00%, 9/24/21................... $   194,943
   125,000 Goldman Sachs Group, Inc.,
            6.125%, 2/15/33..................     121,031
                                              -----------
                                                  315,974
                                              -----------
Financial--Leasing Company (0.9%):
   600,000 International Lease Finance Corp.,
            5.32%, 12/9/07...................     625,746
                                              -----------
Financial Services (1.3%):
   200,000 General Motors Acceptance Corp.,
            6.625%, 10/15/05.................     211,213
    56,954 Green Tree Financial Corp.,
            6.30%, 12/15/13..................      57,722
    70,000 Household Finance Corp.,
            5.20%, 3/15/05...................      72,389
    70,000 Household Finance Corp.,
            5.75%, 4/15/05...................      73,023
    20,000 Household Finance Corp.,
            6.05%, 6/15/06...................      21,070
   110,000 Household Finance Corp.,
            6.70%, 9/15/09...................     115,004
   100,000 Household Finance Corp.,
            7.40%, 8/15/22...................     102,479
   250,000 J.P. Morgan Chase & Co.,
            6.25%, 12/15/05..................     270,435
                                              -----------
                                                  923,335
                                              -----------
Retail Stores (0.4%):
   250,000 Wal-Mart Stores, Inc.,
            7.25%, 6/1/13....................     292,030
                                              -----------
Telecommunications (0.4%):
   250,000 SBC Communications, Inc.,
            6.25%, 3/15/11...................     270,154
                                              -----------
Utilities--Electric (0.3%):
   200,000 Duke Energy Corp., 6.25%, 1/15/12.     210,151
     5,000 Indianapolis Power & Light,
            7.05%, 2/1/24....................       5,080
    10,000 Pacific Gas & Electric Corp.,
            7.25%, 8/1/26....................      10,347
                                              -----------
                                                  225,578
                                              -----------
  Total Corporate Bonds                         3,360,910
                                              -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

 Shares
   or
Principal
 Amount           Security Description           Value
---------- ---------------------------------- -----------
Taxable Municipal Bonds (0.8%):
Georgia (0.5%):
$  350,000 Cedartown Development Authority,
            7.00%, 2/1/22, Callable
            2/1/07@102*, Insured by:
            AMBAC............................ $   367,224
                                              -----------
Louisiana (0.3%):
   170,000 Orleans Parish School Board
            Refunding Bonds, Series A, 6.45%,
            2/1/05, Insured by: FGIC.........     179,231
                                              -----------
  Total Taxable Municipal Bonds                   546,455
                                              -----------
U.S. Government Agencies (3.8%):
Fannie Mae (1.0%):
   250,000 1.00%**, 9/18/03..................     249,875
   500,000 1.03%**, 10/29/03.................     499,219
                                              -----------
                                                  749,094
                                              -----------
Federal Farm Credit Bank (1.4%):
 1,000,000 4.48%, 6/10/13....................     954,300
                                              -----------
Freddie Mac (0.7%):
   535,822 3.50%, 5/1/10.....................     518,553
                                              -----------
Government National Mortgage Assoc. (0.7%):
    42,890 6.50%, 12/1/11, Pool #E20275......      45,101
    83,044 7.00%, 1/15/26, Pool #421420......      88,000
    44,419 6.00%, 2/20/26, Pool #2166........      45,252
    76,944 8.00%, 6/15/26, Pool #423563......      83,075
   255,322 7.00%, 7/15/29, Pool #492747......     270,161
                                              -----------
                                                  531,589
                                              -----------
  Total U.S. Government Agencies                2,753,536
                                              -----------

 Shares
   or
Principal
 Amount             Security Description            Value
 ----------  ----------------------------------  -----------
U.S. Treasury Bonds** (3.8%):
$2,000,000   6.125%, 11/15/27................... $ 2,201,406
   500,000   5.50%, 8/15/28.....................     508,672
                                                 -----------
  Total U.S. Treasury Bonds                        2,710,078
                                                 -----------
U.S. Treasury Notes** (3.3%):
 2,000,000   3.875%, 2/15/13....................   1,916,094
   500,000   3.625%, 5/15/13....................     470,156
                                                 -----------
  Total U.S. Treasury Notes                        2,386,250
                                                 -----------
Investments in Affiliates (3.0%):
Investment Companies (3.0%):
 1,467,965   American Performance Institutional
              Cash Management Fund..............   1,467,965
   711,292   American Performance U.S. Treasury
              Fund..............................     711,292
                                                 -----------
  Total Investments in Affiliates                  2,179,257
                                                 -----------
  Total Investments
   (Cost $63,900,728) (a)--100.3%                 71,758,744
  Liabilities in excess of other assets--(0.3)%     (207,067)
                                                 -----------
  Net Assets--100.0%                             $71,551,677
                                                 ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $1,238,188. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

           Unrealized appreciation...................... $7,296,588
           Unrealized depreciation......................   (676,760)
                                                         ----------
           Net unrealized appreciation.................. $6,619,828
                                                         ==========

(b) Represents non-income producing securities.

* Represents next call date. Additional subsequent call dates and amounts also apply to this security.

**  Effective yield at purchase.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Corporation

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Equity Fund

                       Schedule of Portfolio Investments
                                August 31, 2003

Shares           Security Description           Value
 -------   --------------------------------  -----------
Common Stocks (99.2%):
Aerospace/Defense (1.3%):
 11,700    Lockheed Martin Corp............. $   599,391
                                             -----------
Automotive Parts (1.2%):
 10,400    Lear Corp. (b)...................     577,720
                                             -----------
Banking (9.9%):
 30,000    Bank of America Corp.............   2,377,500
  9,800    Bank One Corp....................     386,806
 13,200    U.S. Bancorp.....................     315,480
 24,700    Wachovia Corp....................   1,041,105
 16,000    Washington Mutual, Inc...........     623,680
                                             -----------
                                               4,744,571
                                             -----------
Broadcasting/Cable (1.5%):
 15,700    Clear Channel Communications,
            Inc. (b)........................     708,384
                                             -----------
Chemicals (2.7%):
 20,600    Dow Chemical Co..................     711,318
 12,900    E.I. du Pont de Nemours & Co.....     577,146
                                             -----------
                                               1,288,464
                                             -----------
Computer Software & Services (1.0%):
 17,600    Microsoft Corp...................     466,752
                                             -----------
Computers & Peripherals (3.4%):
 29,700    Cisco Systems, Inc. (b)..........     568,755
 53,500    Hewlett-Packard Co...............   1,065,720
                                             -----------
                                               1,634,475
                                             -----------
Diversified Manufacturing Operations (7.3%):
  4,100    Cooper Industries, Ltd., Class A.     208,649
 11,100    Emerson Electric Co..............     618,936
 36,200    General Electric Co..............   1,070,434
  3,800    ITT Industries, Inc..............     247,304
 33,000    Tyco International, Ltd..........     679,140
  8,300    United Technologies Corp.........     666,075
                                             -----------
                                               3,490,538
                                             -----------
Electric Utility (1.1%):
 12,400    Ameren Corp......................     527,000
                                             -----------
Electronic Components/Instruments (1.7%):
 77,900    Motorola, Inc....................     835,867
                                             -----------
Entertainment (8.5%):
 60,300    AOL Time Warner, Inc. (b)........     986,508
 19,830    Comcast Corp. (b)................     562,379
 18,200    Harrah's Entertainment, Inc......     753,844
 18,900    The Walt Disney Co...............     387,450
 30,000    Viacom, Inc., Class B............   1,350,000
                                             -----------
                                               4,040,181
                                             -----------

Shares         Security Description            Value
------- ----------------------------------- -----------
Common Stocks, continued:
Financial Services (18.9%):
  4,100 Bear Stearns Companies, Inc........ $   286,918
 57,300 Citigroup, Inc.....................   2,483,955
  5,200 Countrywide Credit Industries, Inc.     352,820
  8,200 Freddie Mac........................     435,830
  6,400 Goldman Sachs Group, Inc...........     566,336
 29,400 J.P. Morgan Chase & Co.............   1,006,068
 26,300 Merrill Lynch & Co.................   1,414,414
 23,800 Morgan Stanley Dean Witter & Co....   1,161,202
 25,600 Wells Fargo & Co...................   1,283,584
                                            -----------
                                              8,991,127
                                            -----------
Health Care (1.6%):
  8,200 Johnson & Johnson..................     406,556
  4,500 WellPoint Health Networks, Inc. (b)     351,000
                                            -----------
                                                757,556
                                            -----------
Insurance (5.2%):
 33,900 American International Group, Inc..   2,019,423
 17,200 MetLife, Inc.......................     488,824
                                            -----------
                                              2,508,247
                                            -----------
Machinery & Equipment (0.6%):
  5,300 Deere & Co.........................     299,503
                                            -----------
Oil & Gas Exploration, Production and
 Services (3.8%):
  4,095 Apache Corp........................     282,473
  9,300 Burlington Resources, Inc..........     450,306
  8,300 Devon Energy Corp..................     429,525
  7,700 Kerr-McGee Corp....................     338,415
  8,200 Nabors Industries, Ltd. (b)........     329,230
                                            -----------
                                              1,829,949
                                            -----------
Oil--Integrated Companies (7.9%):
 13,100 ChevronTexaco Corp.................     954,597
 64,100 Exxon Mobil Corp...................   2,416,570
  9,500 Royal Dutch Petroleum Co...........     426,265
                                            -----------
                                              3,797,432
                                            -----------
Paper Products (1.7%):
 20,100 International Paper Co.............     815,055
                                            -----------
Pharmaceuticals (2.0%):
  5,200 AmerisourceBergen Corp.............     302,692
  5,000 Cardinal Health, Inc...............     284,650
 12,700 Pfizer, Inc........................     379,984
                                            -----------
                                                967,326
                                            -----------
Retail (4.0%):
  8,800 Costco Wholesale Corp. (b).........     282,392
  5,000 Federated Department Stores, Inc...     218,500

                                   Continued

AMERICAN PERFORMANCE FUNDS
Equity Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

Shares        Security Description          Value
------- -------------------------------- -----------
Common Stocks, continued:
Retail, continued:
 25,300 Home Depot, Inc................. $   813,648
 17,000 J.C. Penney Co., Inc............     360,740
  5,600 Target Corp.....................     227,360
                                         -----------
                                           1,902,640
                                         -----------
Semiconductors (3.5%):
  7,000 Applied Materials, Inc. (b).....     151,200
 30,400 Intel Corp......................     870,048
 26,400 Texas Instruments, Inc..........     629,640
                                         -----------
                                           1,650,888
                                         -----------
Telecommunications (5.3%):
 41,200 AT&T Wireless Services, Inc. (b)     355,144
 18,300 BellSouth Corp..................     461,160
 43,700 SBC Communications, Inc.........     982,813
 20,800 Verizon Communications, Inc.....     734,656
                                         -----------
                                           2,533,773
                                         -----------

Shares           Security Description              Value
------- --------------------------------------- -----------
Common Stocks, continued:
Transportation & Shipping (2.7%):
 11,100 FedEx Corp............................. $   744,810
  8,700 Union Pacific Corp.....................     530,178
                                                -----------
                                                  1,274,988
                                                -----------
Utilities--Electric (2.4%):
  6,300 Dominion Resources, Inc................     381,654
 14,800 Entergy Corp...........................     776,260
                                                -----------
                                                  1,157,914
                                                -----------
  Total Common Stocks                            47,399,741
                                                -----------
Investments in Affiliates (0.7%):
Investment Companies (0.7%):
335,723 American Performance Institutional Cash
         Management Fund.......................     335,723
                                                -----------
  Total Investments in Affiliates                   335,723
                                                -----------
  Total Investments
   (Cost $43,446,453)(a)--99.9%                  47,735,464
  Other assets in excess of liabilities--0.1%        57,746
                                                -----------
  Net Assets--100.0%                            $47,793,210
                                                ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $2,116,110. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation.... $ 5,602,098
                    Unrealized depreciation....  (3,429,197)
                                                -----------
                    Net unrealized appreciation $ 2,172,901
                                                ===========

(b) Represents non-income producing securities.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Growth Equity Fund

                       Schedule of Portfolio Investments
                                August 31, 2003

Shares          Security Description             Value
------- ------------------------------------- -----------
Common Stocks (99.7%):
Banking (1.3%):
 19,200 Fifth Third Bancorp.................. $ 1,125,120
                                              -----------
Beverages (5.3%):
 22,500 Anheuser Busch Co., Inc..............   1,159,650
 43,800 Coca-Cola Co.........................   1,906,176
 34,000 PepsiCo, Inc.........................   1,514,360
                                              -----------
                                                4,580,186
                                              -----------
Business Equipment & Services (2.1%):
 21,600 Automatic Data Processing............     862,056
 25,200 First Data Corp......................     967,680
                                              -----------
                                                1,829,736
                                              -----------
Chemicals (1.3%):
 32,900 Dow Chemical Co......................   1,136,037
                                              -----------
Computer Software & Services (10.5%):
 20,600 eBay, Inc. (b).......................   1,143,918
208,400 Microsoft Corp.......................   5,526,768
128,400 Oracle Corp. (b).....................   1,640,952
 22,300 Yahoo!, Inc. (b).....................     744,820
                                              -----------
                                                9,056,458
                                              -----------
Computers & Peripherals (8.9%):
147,200 Cisco Systems, Inc. (b)..............   2,818,880
 59,500 Dell Computer Corp. (b)..............   1,941,485
 35,100 International Business Machines Corp.   2,878,551
                                              -----------
                                                7,638,916
                                              -----------
Consumer Products (5.4%):
 16,900 Colgate-Palmolive Co.................     934,232
 29,700 Gillette Co..........................     964,062
 20,700 Procter & Gamble Co..................   1,806,903
 29,600 Sysco Corp...........................     931,216
                                              -----------
                                                4,636,413
                                              -----------
Diversified Manufacturing Operations (10.6%):
 11,100 3M Co................................   1,581,417
179,700 General Electric Co..................   5,313,729
 11,400 Johnson Controls, Inc................   1,128,600
 14,400 United Technologies Corp.............   1,155,600
                                              -----------
                                                9,179,346
                                              -----------
Entertainment (1.1%):
 22,900 Harrah's Entertainment, Inc..........     948,518
                                              -----------
Financial Services (3.4%):
 33,800 American Express Co..................   1,522,690
 21,600 Fannie Mae...........................   1,399,464
                                              -----------
                                                2,922,154
                                              -----------

Shares          Security Description          Value
-------   -------------------------------- -----------
Common Stocks, continued
Food Products & Services (1.1%):
 20,600   General Mills, Inc.............. $   955,016
                                           -----------
Health Care (4.7%):
 54,600   Johnson & Johnson...............   2,707,068
 27,500   Medtronic, Inc..................   1,363,450
                                           -----------
                                             4,070,518
                                           -----------
Insurance (2.2%):
 19,500   Marsh & McLennan Cos., Inc......     975,000
 18,400   UnitedHealth Group, Inc.........     909,512
                                           -----------
                                             1,884,512
                                           -----------
Oil & Gas Exploration, Production and Services (1.5%):
 25,600   Schlumberger Ltd................   1,267,456
                                           -----------
Paper Products (1.1%):
 18,700   Kimberly-Clark Corp.............     955,757
                                           -----------
Pharmaceuticals (16.8%):
 33,300   Abbott Laboratories.............   1,341,990
 30,100   Amgen, Inc. (b).................   1,983,590
 44,500   Bristol-Myers Squibb Co.........   1,128,965
 22,900   Eli Lilly & Co..................   1,523,537
 15,400   Forest Laboratories, Class A (b)     723,800
 42,900   Merck & Co., Inc................   2,158,728
145,100   Pfizer, Inc.....................   4,341,392
 28,700   Wyeth...........................   1,229,795
                                           -----------
                                            14,431,797
                                           -----------
Printing & Publishing (1.5%):
 21,800   McGraw-Hill Cos., Inc...........   1,329,800
                                           -----------
Retail (10.8%):
 48,600   Home Depot, Inc.................   1,562,976
 14,700   Kohl's Corp. (b)................     929,775
 22,300   Lowe's Cos., Inc................   1,223,378
 78,700   Wal-Mart Stores, Inc............   4,656,679
 28,200   Walgreen Co.....................     918,474
                                           -----------
                                             9,291,282
                                           -----------
Semiconductors (4.9%):
146,300   Intel Corp......................   4,187,106
                                           -----------
Telecommunications (1.1%):
 23,700   QUALCOMM, Inc...................     978,336
                                           -----------
Tobacco & Tobacco Products (2.0%):
 41,900   Altria Group, Inc...............   1,727,118
                                           -----------
Transportation & Shipping (2.1%):
 29,300   United Parcel Service, Class B..   1,838,868
                                           -----------
  Total Common Stocks                       85,970,450
                                           -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Growth Equity Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

Shares           Security Description              Value
------- --------------------------------------- -----------
Investments in Affiliates (0.1%):
Investment Companies (0.1%):
 98,972 American Performance Institutional Cash
         Management Fund....................... $    98,972
                                                -----------
  Total Investments in Affiliates                    98,972
                                                -----------
  Total Investments
   (Cost $68,850,157)(a)--99.8%                  86,069,422
  Other assets in excess of liabilities--0.2%       166,510
                                                -----------
  Net Assets--100.0%                            $86,235,932
                                                ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $1,449,128. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation.... $18,251,235
                    Unrealized depreciation....  (2,481,098)
                                                -----------
                    Net unrealized appreciation $15,770,137
                                                ===========

(b) Represents non-income producing securities.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Small Cap Equity Fund

                       Schedule of Portfolio Investments
                                August 31, 2003

Shares          Security Description             Value
------- ------------------------------------- -----------
Common Stocks (97.1%):
Aerospace/Defense (0.9%):
  2,400 Alliant Techsystems, Inc. (b)........ $   122,256
                                              -----------
Apparel / Footwear (1.1%):
  4,300 Kellwood Co..........................     156,993
                                              -----------
Automotive Parts (3.5%):
  4,100 CLARCOR, Inc.........................     175,644
  3,900 O'Reilly Automotive, Inc. (b)........     149,331
  7,700 TBC Corp. (b)........................     167,013
                                              -----------
                                                  491,988
                                              -----------
Banking (5.6%):
  6,100 Cullen/Frost Bankers, Inc............     232,227
  4,000 Southwest Bank of Texas..............     147,840
  7,600 Staten Island Bancorp, Inc...........     157,928
 10,100 Washington Federal, Inc..............     256,136
                                              -----------
                                                  794,131
                                              -----------
Beverages (0.9%):
  4,200 Corn Products International, Inc.....     132,426
                                              -----------
Building Materials (2.5%):
  6,300 Butler Manufacturing Co..............      92,736
  3,800 Hughes Supply, Inc...................     134,900
  4,600 Texas Industries, Inc................     117,622
                                              -----------
                                                  345,258
                                              -----------
Business Equipment & Services (4.6%):
  3,800 Global Payments, Inc.................     143,450
  6,900 Standard Register Co.................     123,165
  3,800 United Stationers, Inc. (b)..........     154,432
  4,200 Zebra Technologies Corp., Class A (b)     225,204
                                              -----------
                                                  646,251
                                              -----------
Business Services (0.7%):
  3,900 CDI Corporation......................      99,255
                                              -----------
Chemicals (1.9%):
  4,500 Georgia Gulf Corp....................     100,575
  2,900 Scotts Co., Class A (b)..............     164,082
                                              -----------
                                                  264,657
                                              -----------
Commercial Services (3.0%):
  7,200 Aaron Rents, Inc.....................     151,056
  7,700 ABM Industries, Inc..................     120,505
  4,300 Regis Corp...........................     148,737
                                              -----------
                                                  420,298
                                              -----------
Computer Software & Services (2.5%):
  3,200 CACI International, Inc., Class A (b)     142,752
  3,200 Hyperion Solutions Corp. (b).........     105,536

Shares           Security Description              Value
------- --------------------------------------- -----------
Common Stocks, continued:
Computer Software & Services, continued:
  3,400 Take-Two Interactive Software, Inc. (b) $   101,218
                                                -----------
                                                    349,506
                                                -----------
Computers & Peripherals (3.2%):
 10,000 Adaptec, Inc. (b)......................      73,100
  4,800 Anixter International, Inc. (b)........     109,104
  3,000 Avid Technology, Inc. (b)..............     148,950
  2,400 Black Box Corp.........................     113,040
                                                -----------
                                                    444,194
                                                -----------
Construction (0.8%):
  2,400 EMCOR Group, Inc. (b)..................     105,768
                                                -----------
Diversified Manufacturing Operations (2.2%):
  4,600 IDEX Corp..............................     178,388
  3,000 Roper Industries, Inc..................     128,040
                                                -----------
                                                    306,428
                                                -----------
Educational Services (1.2%):
  3,800 ITT Educational Services, Inc. (b).....     164,730
                                                -----------
Electronic Components/Instruments (3.7%):
  4,200 A.O. Smith Corp........................     150,780
  2,000 Analogic Corp..........................     103,020
  2,700 Harman International Industries, Inc...     269,055
                                                -----------
                                                    522,855
                                                -----------
Entertainment (2.4%):
  8,200 Aztar Corp. (b)........................     141,450
  2,500 Polaris Industries, Inc................     193,150
                                                -----------
                                                    334,600
                                                -----------
Financial Services (2.7%):
  3,600 Downey Financial Corp..................     152,172
  6,300 Raymond James Financial, Inc...........     225,351
                                                -----------
                                                    377,523
                                                -----------
Food Products & Services (1.9%):
  5,000 International Multifoods Corp. (b).....     125,050
  3,800 Performance Food Group Co. (b).........     148,998
                                                -----------
                                                    274,048
                                                -----------
Health Care (3.5%):
  4,200 Cognex Corp............................     128,772
  2,200 IDEXX Laboratories, Inc. (b)...........      91,542
  3,400 Invacare Corp..........................     129,098
  6,200 Owens & Minor, Inc.....................     144,460
                                                -----------
                                                    493,872
                                                -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Small Cap Equity Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

Shares           Security Description              Value
------- --------------------------------------- -----------
Common Stocks, continued:
Home Builders (2.2%):
    400 NVR, Inc. (b).......................... $   173,400
  2,100 Ryland Group, Inc......................     141,036
                                                -----------
                                                    314,436
                                                -----------
Insurance (4.0%):
  2,900 Hilb, Rogal & Hamilton Co..............      87,000
  2,400 LandAmerica Financial Group, Inc.......     110,160
  3,000 Mid Atlantic Medical Services, Inc. (b)     147,180
  3,700 Selective Insurance Group, Inc.........     108,854
  3,900 Stewart Information Services Corp. (b).     114,114
                                                -----------
                                                    567,308
                                                -----------
Lumber (1.0%):
  5,500 Universal Forest Products, Inc.........     135,685
                                                -----------
Machinery & Equipment (1.8%):
  3,600 Lone Star Technologies, Inc. (b).......      60,300
 11,300 Timken Co..............................     188,710
                                                -----------
                                                    249,010
                                                -----------
Medical--Biotechnology (1.6%):
  3,800 Pharmaceutical Product
         Development, Inc. (b).................      96,938
  3,800 Techne Corp. (b).......................     127,452
                                                -----------
                                                    224,390
                                                -----------
Medical Equipment & Supplies (1.7%):
  2,700 Diagnostic Products Corp...............     102,330
  3,200 Respironics, Inc. (b)..................     133,312
                                                -----------
                                                    235,642
                                                -----------
Metals--Processing & Fabrication (1.1%):
  7,900 Commercial Metals Co...................     156,262
                                                -----------
Oil & Gas Exploration, Production and Services (4.8%):
  4,800 Cabot Oil & Gas Corp...................     129,360
  5,200 Cal Dive International, Inc. (b).......     109,980
  3,900 Cimarex Energy Co. (b).................      84,825
  3,800 Newfield Exploration Co. (b)...........     149,302
  2,800 Stone Energy Corp. (b).................     108,360
  5,000 W-H Energy Services, Inc. (b)..........      93,250
                                                -----------
                                                    675,077
                                                -----------
Pharmaceuticals (3.1%):
  3,400 Cephalon, Inc. (b).....................     150,790
  1,000 Medicis Pharmaceutical Corp., Class A..      61,080
  5,200 NBTY, Inc. (b).........................     137,540
  3,800 Priority Healthcare Corp., Class B (b).      80,256
                                                -----------
                                                    429,666
                                                -----------

Shares           Security Description              Value
------- --------------------------------------- -----------
Common Stocks, continued:
Raw Materials (0.8%):
  4,000 Macdermid, Inc......................... $   114,360
                                                -----------
Restaurants (3.2%):
  5,500 Landry's Seafood Restaurants (b).......     117,425
  4,800 O'Charley's, Inc. (b)..................      81,408
  3,200 Panera Bread Corp. (b).................     141,280
  4,900 Sonic Corp. (b)........................     114,954
                                                -----------
                                                    455,067
                                                -----------
Retail (6.3%):
  4,000 Ann Taylor Stores Corp. (b)............     136,000
  5,700 Burlington Coat Factory Warehouse Corp.     118,503
  3,700 Ethan Allen Interiors, Inc.............     143,227
  6,900 La-Z-Boy, Inc..........................     154,215
  4,000 Linens 'n Things, Inc. (b).............     115,600
  4,400 Movie Gallery, Inc. (b)................      94,204
  4,000 Pacific Sunwear of California, Inc. (b)     135,200
                                                -----------
                                                    896,949
                                                -----------
Semiconductors (5.4%):
  8,100 Applied Industrial Technologies, Inc...     183,465
  4,400 ATMI, Inc. (b).........................     123,112
  2,300 Cymer, Inc. (b)........................     105,271
  5,500 Exar Corp. (b).........................      89,925
  5,800 Photronics, Inc. (b)...................     140,882
  2,900 Varian Semiconductor Equipment
         Associates, Inc. (b)..................     117,653
                                                -----------
                                                    760,308
                                                -----------
Shelter (1.0%):
  2,638 MDC Holdings, Inc......................     134,775
                                                -----------
Technology (1.0%):
  2,500 Kronos, Inc. (b).......................     144,483
                                                -----------
Transportation & Shipping (5.0%):
  3,900 Arkansas Best Corp.....................     107,406
  3,100 Roadway Express, Inc...................     144,925
  3,400 Thor Industries, Inc...................     184,246
  4,300 USF Corp...............................     136,955
  4,800 Yellow Corp. (b).......................     134,592
                                                -----------
                                                    708,124
                                                -----------
Utilities--Electric (1.2%):
 11,000 Avista Corp............................     171,270
                                                -----------
Utilities--Natural Gas (3.1%):
  5,100 Energen Corp...........................     181,968
  6,900 New Jersey Resources Corp..............     249,090
                                                -----------
                                                    431,058
                                                -----------
  Total Common Stocks                            13,650,907
                                                -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Small Cap Equity Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2003

Shares           Security Description              Value
------- --------------------------------------- -----------
Investments in Affiliates (2.9%):
Investment Companies (2.9%):
411,531 American Performance Institutional Cash
         Management Fund....................... $   411,531
                                                -----------
  Total Investments in Affiliates                   411,531
                                                -----------
  Total Investments
   (Cost $11,565,621) (a)--100.0%                14,062,438
  Liabilities in excess of other assets--0.0%          (283)
                                                -----------
  Net Assets--100.0%                            $14,062,155
                                                ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $19,843. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation.... $2,781,362
                    Unrealized depreciation....   (304,388)
                                                ----------
                    Net unrealized appreciation $2,476,974
                                                ==========

(b) Represents non-income producing securities.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                         Notes to Financial Statements
                                August 31, 2003

1. Organization:

The American Performance Funds (the "Funds") were organized on October 1, 1987, and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust. The Funds presently offer shares of the U.S. Treasury Fund, the Institutional U.S. Treasury Fund, the Cash Management Fund, the Institutional Cash Management Fund, the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, the Equity Fund, the Growth Equity Fund and the Small Cap Equity Fund (individually referred to as a "Fund" and collectively, "the Funds").

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     Securities Valuation:

     The U.S. Treasury Fund, the Institutional U.S. Treasury Fund, the Cash Management Fund, and the Institutional Cash Management Fund (the Money Market Funds) have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the fair value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument. The value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

     The Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, the Equity Fund, the Growth Equity Fund, and the Small Cap Equity Fund (the Variable Net Asset Value Funds') investments in securities, the principal market for which is a securities exchange, are valued at their fair values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded.

     With regard to each of the above-mentioned Funds' securities, the principal market for which is not a securities exchange, are valued of their latest bid quotations in such principal market. Securities and other assets for which quotations are not readily available are valued at their fair value as determined pursuant to valuation procedures established by and under the general supervision of the Board of Trustees. Short-term securities are valued at either amortized cost or original cost plus interest, which approximates fair value. Repurchase Agreements are valued at original cost. Open ended mutual fund investments will be valued at the most recently calculated net asset value. Closed end mutual funds are valued at their fair values based upon the latest available sale price.

     Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished through a national pricing service approved by the Board of Trustees. Securities for which market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by the pricing committee under the supervision of the Trustees and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board.

     Security Transactions and Related Income:

     Security transactions are accounted for on a trade date basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount for both financial reporting and tax

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 2003

     purposes. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     Securities Purchased on a When-issued Basis and Delayed Delivery Basis:

     Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. The Fund records the transaction and reflects the value of the security in determining net asset value at the time the Fund makes the commitment to purchase a security on a when-issued basis. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund, and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities.

     Other:

     Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are pro-rated daily to each Fund on the basis of relative net assets or another appropriate method.

     Repurchase Agreements:

     The Funds may invest in repurchase agreements with financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers, which the respective investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund's custodian, another qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system.

     Dividends to Shareholders:

     Dividends from net investment income are declared daily and paid monthly for the U.S. Treasury Fund, the Institutional U.S. Treasury Fund, the Cash Management Fund, the Institutional Cash Management Fund, the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, and the Bond Fund. Dividends from net investment income are declared and paid quarterly for the Balanced Fund, the Equity Fund, the Growth Equity Fund and the Small Cap Equity Fund. Net realized capital gains, if any, are declared and distributed at least annually.

     The Funds intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. The character of income and gains distributed are determined in accordance with income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 2003


     As of August 31, 2003, the following relcassifications have been made to increase (decrease) such accounts with offsetting adjustments made to capital:

                                                          Accumulated Net
                                       Accumulated Net  Realized Gain/(Loss)
                                      Investment Income    on Investments
                                      ----------------- --------------------
   Institutional U.S. Treasury Fund..    $      107         $      (107)
   Cash Management Fund..............         6,997              (6,997)
   Institutional Cash Management Fund           989                (989)
   Intermediate Tax-Free Bond Fund...             4                  (4)
   Short-Term Income Fund............     1,324,853          (1,370,674)
   Intermediate Bond Fund............       550,558            (576,707)
   Bond Fund.........................        21,022             (21,022)
   Balanced Fund.....................        23,135             (23,135)

3. Related Party Transactions:

  BOk Investment Advisers, Inc. ("BOkIA"), a separate, wholly-owned subsidiary of Bank of Oklahoma, NA ("BOk"), serves as investment adviser to the Funds. Under the terms of the Investment Advisory Agreement, BOkIA is entitled to receive fees based on a percentage of the average net assets of each of the Funds based upon the following schedule.

                                                Annual Advisory Fee
                                          (as a percentage of net assets)
                                          -------------------------------
       U.S. Treasury Fund................              0.40%
       Institutional U.S. Treasury Fund..              0.15%
       Cash Management Fund..............              0.40%
       Institutional Cash Management Fund              0.15%
       Intermediate Tax-Free Bond Fund...              0.55%
       Short-Term Income Fund............              0.55%
       Intermediate Bond Fund............              0.55%
       Bond Fund.........................              0.55%
       Balanced Fund.....................              0.74%
       Equity Fund.......................              0.69%
       Growth Equity Fund................              0.69%
       Small Cap Equity Fund.............              0.69%

  BOk serves the Funds as custodian for which it is paid a fee up to 0.03% of each Fund's average daily net assets.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc. BISYS Ohio, with whom certain officers of the Funds are affiliated, serves the Funds as administrator. Such officers are paid no fees directly by the Funds for serving as officers of the Funds. For administration services BISYS is entitled to an annual fee of 0.20% of the average daily net assets of each of the Funds. Under a Sub-Administration Agreement, BISYS Ohio pays BOk a fee of up to 0.05% of each Fund's average daily net assets to perform certain administrative duties for the Funds. The fees paid to BOk by BISYS Ohio for such services come out of BISYS Ohio's fees and are not an additional charge to the Funds. BISYS Ohio also serves the Funds as transfer agent and fund accountant. Under its Fund Accounting Agreement with the Funds, BISYS Ohio is entitled to receive a fee from each Fund as follows: three one-hundredths of one percent (0.03%) of average net assets up to $150 million; two one- hundredths of one percent (0.02%) of average net assets in excess of $150 million up to $250 million; one and one-half one- hundredths of one percent (0.015%) of average net assets in excess of $250 million.

  The Funds have adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 2003

  annual rate not to exceed 0.25% of the average daily net asset value of the Funds, and may be used by BISYS to pay banks, including BOk, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset value funds. For the period ended August 31, 2003, BISYS received $134,106 from commissions earned on sales of shares of the variable net asset value funds, $124,371 of which was reallowed to affiliated broker/dealers of the Funds.

  From time to time, fees may be reduced or reimbursed in order to assist each of the Funds in maintaining more competitive expense ratios.

4. Purchases and Sales of Securities:

  Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2003 are as follows:

                                                      Purchases      Sales
                                                     ------------ ------------
  Intermediate Tax-Free Bond Fund................... $ 14,737,957 $  7,494,600
  Short-Term Income Fund............................  387,892,688  281,844,823
  Intermediate Bond Fund............................  118,982,598  122,520,258
  Bond Fund.........................................  115,076,289  123,813,915
  Balanced Fund.....................................   57,087,700   46,412,110
  Equity Fund.......................................   16,631,747   28,908,732
  Growth Equity Fund................................   31,870,529   25,661,696
  Small Cap Equity Fund.............................    5,906,215    4,266,569

5. Concentration of Credit Risk:

  The Intermediate Tax-Free Bond Fund invests primarily in debt instruments of municipal issuers. The issuers' ability to meet their obligations may be affected by economic developments in a specific industry sector. The Intermediate Tax-Free Bond Fund had the following concentration by industry sector as of August 31, 2003, (as a percentage of net investments):

                                                             Intermediate
                                                             Tax-Free Bond
                                                                 Fund
                                                             -------------
     Airport................................................      0.87%
     Banking................................................      0.90%
     Development............................................      2.15%
     Education..............................................      1.27%
     Facilities.............................................      3.00%
     General Obligation.....................................     20.60%
     Higher Education.......................................      5.59%
     Medical................................................      8.43%
     Multi-family housing...................................      2.45%
     Pollution..............................................      2.73%
     Power..................................................      3.35%
     School District........................................     21.64%
     Single Family housing..................................      4.08%
     Student Loan...........................................      1.22%
     Transportation.........................................      2.09%
     Utilities..............................................     13.81%
     Water..................................................      5.82%
                                                                ------
                                                                100.00%

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 2003


6. Federal Income Taxes:

  It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

                   Fund                    Amount    Expires
                   ----                  ----------- -------
                   U.S. Treasury Fund... $       183  2011
                   Balanced Fund........ $    64,274  2008
                   Balanced Fund........ $    13,082  2009
                   Balanced Fund........ $ 3,728,009  2010
                   Balanced Fund........ $ 2,921,412  2011
                   Equity Fund.......... $ 4,166,097  2010
                   Equity Fund.......... $24,919,552  2011
                   Growth Equity Fund... $   137,757  2009
                   Growth Equity Fund... $21,681,263  2010
                   Growth Equity Fund... $ 6,176,932  2011
                   Small Cap Equity Fund $    32,747  2010

  To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders. The Small Cap Equity Fund utilized $4,310 of net capital loss carryforwards during the fiscal year ended August 31, 2003.

  The tax characteristics of distributions paid to shareholders during the fiscal years ended August 31, 2003 and 2002 were as follows:

                                 Distributions paid from
                                 -----------------------
                                    Net                                    Total
                                 Investment   Net Long   Total Taxable Distributions
2003                               Income    Term Gains  Distributions     Paid
----                             ----------  ----------  ------------- -------------
U.S. Treasury Fund.............. $4,035,324   $     --    $4,035,324    $4,035,324*
Institutional U.S. Treasury Fund    565,095         --       565,095       565,095*
Cash Management Fund............  7,566,629         --     7,566,629     7,566,629*
Institutional Cash Management
 Fund...........................  1,331,098         --     1,331,098     1,331,098*
Intermediate Tax-Free Bond
 Fund...........................      5,046     49,082        54,128     1,499,760*
Short-Term Income Fund..........  6,948,368    162,612     7,110,980     7,110,980*
Intermediate Bond Fund..........  4,364,463         --     4,364,463     4,364,463*
Bond Fund.......................  3,536,568    247,464     3,784,032     3,784,032*
Balanced Fund...................  1,330,784         --     1,330,784      1,330,784
Equity Fund.....................    471,968         --       471,968        471,968
Growth Equity Fund..............    288,398         --       288,398        288,398
Small Cap Equity Fund...........     22,405         --        22,405         22,405

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 2003


                            Distributions paid from
                            -----------------------                 Tax
                               Net                                Return      Total
                            Investment   Net Long   Total Taxable   of    Distributions
2002                          Income    Term Gains  Distributions Capital     Paid
----                        ----------- ----------- ------------- ------- -------------
U.S. Treasury Fund......... $ 9,251,063 $        --  $ 9,251,063  $    -- $ 9,251,063*
Institutional U.S. Treasury
 Fund......................     834,504          --      834,504       --     834,504*
Cash Management Fund.......  14,475,571          --   14,475,571       --  14,475,571*
Intermediate Tax-Free Bond
 Fund......................   1,193,964     114,326      116,690       --   1,310,654*
Short-Term Income Fund.....   4,312,015      13,832    4,325,847       --   4,325,847*
Intermediate Bond Fund.....   5,018,032          --    5,018,032       --   5,018,032*
Bond Fund..................   4,070,523          --    4,070,523       --   4,070,523*
Balanced Fund..............   1,406,992          --    1,406,992       --    1,406,992
Equity Fund................     759,709  17,635,245   18,394,954       --   18,394,954
Growth Equity Fund.........      26,152          --       26,152   12,995       39,147
Small Cap Equity Fund......       8,229     198,636      206,865       --      206,865

  * Total distributions paid differ from the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

  As of August 31, 2003 the components of accumulated earnings/(deficit) on a tax basis was as follows:

                      Undistributed Undistributed
                        Ordinary      Long Term                              Accumulated                        Total
                       Income/ Tax     Capital                                 Capital       Unrealized      Accumulated
                         Exempt         Gains     Accumulated Distributions   and Other     Appreciation/     Earnings/
                         Income       (Losses)     Earnings      Payable      Losses**    (Depreciation)***   (Deficit)
                      ------------- ------------- ----------- ------------- ------------  ----------------- ------------
U.S. Treasury Fund...  $  215,547     $     --    $  215,547    $141,056    $       (183)    $        --    $     74,308
Institutional U.S.
 Treasury Fund.......      51,204           --        51,204      50,633              --              --             571
Cash Management
 Fund................     351,204           --       351,204     288,798              --              --          62,406
Institutional Cash
 Management Fund.....     208,080           --       208,080     207,091              --              --             989
Intermediate Tax-Free
 Bond Fund...........      66,842           --        66,842     128,695         (14,446)        921,823         845,524
Short-Term Income
 Fund................   1,671,646      280,814     1,952,460     593,764              --         406,471       1,765,167
Intermediate Bond
 Fund................   2,477,378       62,695     2,540,073     305,150              --         941,670       3,176,593
Bond Fund............   1,740,969      689,648     2,430,617     225,861              --         847,909       3,052,665
Balanced Fund........     209,234           --       209,234          --      (8,217,104)      6,619,828      (1,388,042)
Equity Fund..........      81,820           --        81,820          --     (29,420,398)      2,172,901     (27,165,677)
Growth Equity Fund...      29,105           --        29,105          --     (29,650,520)     15,770,137     (13,851,278)
Small Cap Equity
 Fund................       9,001           --         9,001          --        (662,024)      2,476,974       1,823,951

** See footnote 6 regarding the capital loss carry forwards and below for post-October losses.
*** The differences between book-basis and tax-basis unrealized appreciation/
    (depreciation) is attributable primarily to: tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.

                                   Continued

AMERICAN PERFORMANCE FUNDS

                   Notes to Financial Statements, Concluded
                                August 31, 2003


7. Other Federal Income Tax Information (Unaudited):

  Under current tax laws, net capital losses incurred after October 31, within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. For the year ended August 31, 2003, the Funds deferred post October capital losses of:

                                              Post-October Capital
              Fund                                   Losses
              ----                            --------------------
              Intermediate Tax-Free Bond Fund      $   14,446
              Balanced Fund..................       1,490,327
              Equity Fund....................         334,749
              Growth Equity Fund.............       1,654,568
              Small Cap Equity Fund..........         629,277

  For the period ended August 31, 2003 certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

  For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 2003 qualify for the corporate dividends received deduction for the following
  Funds:

                        Fund                  Percentage
                        ----                  ----------
                        Balanced Fund........    49.23%
                        Equity Fund..........   100.00%
                        Growth Equity Fund...   100.00%
                        Small Cap Equity Fund   100.00%

  During the fiscal years ended August 31, 2003 and 2002, the following Fund paid tax-exempt income distributions as follows:

               Fund                                     Amount
               ----                                   ----------
               Intermediate Tax-Free Bond Fund (2003) $1,445,632
               Intermediate Tax-Free Bond Fund (2002) $1,193,964

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                                       U.S. Treasury Fund
                                                        ------------------------------------------------
                                                                      Year Ended August 31,
                                                        ------------------------------------------------
                                                          2003      2002      2001      2000      1999
                                                        --------  --------  --------  --------  --------
Net Asset Value, Beginning of Year..................... $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                                                        --------  --------  --------  --------  --------
Investment Activities
  Net investment income................................    0.006     0.013     0.045     0.051     0.042
                                                        --------  --------  --------  --------  --------
    Total from Investment Activities...................    0.006     0.013     0.045     0.051     0.042
                                                        --------  --------  --------  --------  --------
Distributions
  Net investment income................................   (0.006)   (0.013)   (0.045)   (0.051)   (0.042)
                                                        --------  --------  --------  --------  --------
    Total Distributions................................   (0.006)   (0.013)   (0.045)   (0.051)   (0.042)
                                                        --------  --------  --------  --------  --------
Net Asset Value, End of Year........................... $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                                                        ========  ========  ========  ========  ========
Total Return...........................................     0.58%     1.29%     4.63%     5.20%     4.26%

Ratios/Supplemental Data:
  Net Assets at end of year (000)...................... $605,625  $611,568  $626,404  $608,410  $394,415
  Ratio of expenses to average net assets..............     0.70%     0.70%     0.70%     0.71%     0.71%
  Ratio of net investment income to average net assets.     0.58%     1.28%     4.51%     5.11%     4.17%
  Ratio of expenses to average net assets*.............     0.95%     0.95%     0.95%     0.96%     0.96%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                             Institutional
                                                          U.S. Treasury Fund
                                                        -------------------
                                                           Year      Period
                                                          Ended      Ended
                                                        August 31, August 31,
                                                           2003     2002(a)
                                                        ---------- ----------
Net Asset Value, Beginning of Period...................  $ 1.000    $ 1.000
                                                         -------    -------
Investment Activities
  Net investment income................................    0.010      0.014
                                                         -------    -------
    Total from Investment Activities...................    0.010      0.014
                                                         -------    -------
Distributions
  Net investment income................................   (0.010)    (0.014)
                                                         -------    -------
    Total Distributions................................   (0.010)    (0.014)
                                                         -------    -------
Net Asset Value, End of Period.........................  $ 1.000    $ 1.000
                                                         =======    =======
Total Return...........................................     1.02%      1.37%(b)

Ratios/Supplemental Data:
  Net Assets at end of period (000)....................  $77,647    $53,005
  Ratio of expenses to average net assets..............     0.26%      0.26%(c)
  Ratio of net investment income to average net assets.     0.99%      1.58%(c)
  Ratio of expenses to average net assets*.............     0.51%      0.53%(c)

--------
* During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
(a) For the period October 19, 2001 (commencement of operations) through August 31, 2002.
(b) Not annualized.
(c) Annualized.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights


                                                                      Cash Management Fund
                                                        ------------------------------------------------
                                                                      Year Ended August 31,
                                                        ------------------------------------------------
                                                          2003      2002      2001      2000      1999
                                                        --------  --------  --------  --------  --------
Net Asset Value, Beginning of Year..................... $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                                                        --------  --------  --------  --------  --------
Investment Activities
  Net investment income................................    0.009     0.017     0.049     0.054     0.045
                                                        --------  --------  --------  --------  --------
    Total from Investment Activities...................    0.009     0.017     0.049     0.054     0.045
                                                        --------  --------  --------  --------  --------
Distributions
  Net investment income................................   (0.009)   (0.017)   (0.049)   (0.054)   (0.045)
                                                        --------  --------  --------  --------  --------
    Total Distributions................................   (0.009)   (0.017)   (0.049)   (0.054)   (0.045)
                                                        --------  --------  --------  --------  --------
Net Asset Value, End of Year........................... $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                                                        ========  ========  ========  ========  ========
Total Return...........................................     0.85%     1.67%     4.99%     5.55%     4.63%

Ratios/Supplemental Data:
  Net Assets at end of year (000)...................... $672,857  $892,477  $731,152  $647,086  $551,880
  Ratio of expenses to average net assets..............     0.55%     0.54%     0.54%     0.55%     0.65%
  Ratio of net investment income to average net assets.     0.87%     1.64%     4.81%     5.42%     4.53%
  Ratio of expenses to average net assets*.............     0.95%     0.94%     0.94%     0.95%     0.95%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                             Institutional
                                                                 Cash
                                                            Management Fund
                                                            ---------------
                                                                Period
                                                                 Ended
                                                              August 31,
                                                                2003(a)
                                                            ---------------
    Net Asset Value, Beginning of Period...................    $  1.000
                                                               --------
    Investment Activities
      Net investment income................................       0.009
                                                               --------
        Total from Investment Activities...................       0.009
                                                               --------
    Distributions
      Net investment income................................      (0.009)
                                                               --------
        Total Distributions................................      (0.009)
                                                               --------
    Net Asset Value, End of Period.........................    $  1.000
                                                               ========
    Total Return...........................................        0.87%(b)

    Ratios/Supplemental Data:
      Net Assets at end of period (000)....................    $301,500
      Ratio of expenses to average net assets..............        0.12%(c)
      Ratio of net investment income to average net assets.        1.05%(c)
      Ratio of expenses to average net assets*.............        0.47%(c)

--------
* During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
(a) For the period November 22, 2002 (commencement of operations) through August 31, 2003.
(b) Not annualized.
(c) Annualized.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                                           Intermediate Tax-Free Bond Fund
                                                                     -------------------------------------------
                                                                                Year Ended August 31,
                                                                     -------------------------------------------
                                                                       2003     2002     2001     2000     1999
                                                                     -------  -------  -------  -------  -------
Net Asset Value, Beginning of Year.................................. $ 11.00  $ 10.97  $ 10.56  $ 10.51  $ 10.99
                                                                     -------  -------  -------  -------  -------
Investment Activities
  Net investment income.............................................    0.39     0.46     0.47     0.47     0.47
  Net realized/unrealized gains (losses) on investment transactions.   (0.12)    0.08     0.42     0.11    (0.44)
                                                                     -------  -------  -------  -------  -------
    Total from Investment Activities................................    0.27     0.54     0.89     0.58     0.03
                                                                     -------  -------  -------  -------  -------
Distributions
  Net investment income.............................................   (0.39)   (0.46)   (0.47)   (0.47)   (0.47)
  Net realized gains on investment transactions.....................   (0.03)   (0.05)   (0.01)   (0.06)   (0.04)
                                                                     -------  -------  -------  -------  -------
    Total Distributions.............................................   (0.42)   (0.51)   (0.48)   (0.53)   (0.51)
                                                                     -------  -------  -------  -------  -------
Net Asset Value, End of Year........................................ $ 10.85  $ 11.00  $ 10.97  $ 10.56  $ 10.51
                                                                     =======  =======  =======  =======  =======
Total Return (excludes sales charge)................................    2.47%    5.09%    8.57%    5.78%    0.19%

Ratios/Supplemental Data:
  Net Assets at end of year (000)................................... $41,653  $34,680  $28,618  $26,902  $30,353
  Ratio of expenses to average net assets...........................    0.72%    0.76%    0.75%    0.77%    0.75%
  Ratio of net investment income to average net assets..............    3.52%    4.18%    4.37%    4.58%    4.33%
  Ratio of expenses to average net assets*..........................    1.17%    1.21%    1.20%    1.22%    1.20%
  Portfolio turnover................................................   19.52%   10.22%    9.20%    0.00%   11.96%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights


                                                                                 Short-Term Income Fund
                                                                     ---------------------------------------------
                                                                                 Year Ended August 31,
                                                                     ---------------------------------------------
                                                                       2003      2002      2001     2000     1999
                                                                     --------  --------  -------  -------  -------
Net Asset Value, Beginning of Year.................................. $  10.34  $  10.24  $  9.93  $  9.89  $ 10.12
                                                                     --------  --------  -------  -------  -------
Investment Activities
  Net investment income.............................................     0.32      0.47     0.60     0.62     0.59
  Net realized/unrealized gains (losses) on investment transactions.     0.10      0.14     0.31     0.04    (0.23)
                                                                     --------  --------  -------  -------  -------
    Total from Investment Activities................................     0.42      0.61     0.91     0.66     0.36
                                                                     --------  --------  -------  -------  -------
Distributions
  Net investment income.............................................    (0.38)    (0.47)   (0.60)   (0.62)   (0.59)
  Net realized gains on investment transactions.....................    (0.03)    (0.04)      --       --       --
                                                                     --------  --------  -------  -------  -------
    Total Distributions.............................................    (0.41)    (0.51)   (0.60)   (0.62)   (0.59)
                                                                     --------  --------  -------  -------  -------
Net Asset Value, End of Year........................................ $  10.35  $  10.34  $ 10.24  $  9.93  $  9.89
                                                                     ========  ========  =======  =======  =======
Total Return (excludes sales charge)................................     4.12%     6.14%    9.37%    6.92%    3.66%

Ratios/Supplemental Data:
  Net Assets at end of year (000)................................... $228,843  $135,409  $75,458  $61,650  $62,523
  Ratio of expenses to average net assets...........................     0.52%     0.55%    0.56%    0.57%    0.56%
  Ratio of net investment income to average net assets..............     2.98%     4.79%    5.87%    6.30%    5.85%
  Ratio of expenses to average net assets*..........................     1.15%     1.18%    1.19%    1.21%    1.24%
  Portfolio turnover................................................   174.71%   103.52%   63.55%   50.34%  109.69%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                                                Intermediate Bond Fund
                                                                     --------------------------------------------
                                                                                 Year Ended August 31,
                                                                     --------------------------------------------
                                                                       2003     2002      2001     2000     1999
                                                                     -------  --------  -------  -------  -------
Net Asset Value, Beginning of Year.................................. $ 10.58  $  10.47  $ 10.08  $ 10.08  $ 10.50
                                                                     -------  --------  -------  -------  -------
Investment Activities
  Net investment income.............................................    0.38      0.52     0.59     0.60     0.60
  Net realized/unrealized gains (losses) on investment transactions.    0.15      0.12     0.39       --    (0.42)
                                                                     -------  --------  -------  -------  -------
    Total from Investment Activities................................    0.53      0.64     0.98     0.60     0.18
                                                                     -------  --------  -------  -------  -------
Distributions
  Net investment income.............................................   (0.43)    (0.53)   (0.59)   (0.60)   (0.60)
  Net realized gains on investment transactions.....................   (0.03)       --       --       --       --
                                                                     -------  --------  -------  -------  -------
    Total Distributions.............................................   (0.46)    (0.53)   (0.59)   (0.60)   (0.60)
                                                                     -------  --------  -------  -------  -------
Net Asset Value, End of Year........................................ $ 10.65  $  10.58  $ 10.47  $ 10.08  $ 10.08
                                                                     =======  ========  =======  =======  =======
Total Return (excludes sales charge)................................    4.99%     6.24%   10.01%    6.21%    1.73%

Ratios/Supplemental Data:
  Net Assets at end of year (000)................................... $98,598  $103,208  $96,908  $84,218  $87,132
  Ratio of expenses to average net assets...........................    0.95%     0.96%    0.95%    0.96%    0.97%
  Ratio of net investment income to average net assets..............    3.53%     4.98%    5.76%    6.04%    5.80%
  Ratio of expenses to average net assets*..........................    1.15%     1.16%    1.15%    1.17%    1.17%
  Portfolio turnover................................................  127.81%    80.93%   62.71%   34.32%   34.47%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                                                       Bond Fund
                                                                     -------------------------------------------
                                                                                 Year Ended August 31,
                                                                     -------------------------------------------
                                                                       2003     2002     2001     2000     1999
                                                                     -------  -------  -------  -------  -------
Net Asset Value, Beginning of Year.................................. $  9.89  $  9.67  $  9.17  $  9.18  $  9.76
                                                                     -------  -------  -------  -------  -------
Investment Activities
  Net investment income.............................................    0.45     0.50     0.55     0.57     0.57
  Net realized/unrealized gains (losses) on investment transactions.    0.03     0.29     0.50    (0.01)   (0.58)
                                                                     -------  -------  -------  -------  -------
    Total from Investment Activities................................    0.48     0.79     1.05     0.56    (0.01)
                                                                     -------  -------  -------  -------  -------
Distributions
  Net investment income.............................................   (0.45)   (0.50)   (0.55)   (0.57)   (0.57)
  Net realized gains on investment transactions.....................   (0.10)   (0.07)      --       --       --
                                                                     -------  -------  -------  -------  -------
    Total Distributions.............................................   (0.55)   (0.57)   (0.55)   (0.57)   (0.57)
                                                                     -------  -------  -------  -------  -------
Net Asset Value, End of Year........................................ $  9.82  $  9.89  $  9.67  $  9.17  $  9.18
                                                                     =======  =======  =======  =======  =======
Total Return (excludes sales charge)................................    5.02%    8.44%   11.79%    6.38%   (0.19)%

Ratios/Supplemental Data:
  Net Assets at end of year (000)................................... $60,864  $72,139  $65,462  $56,141  $62,721
  Ratio of expenses to average net assets...........................    0.96%    0.96%    0.96%    0.97%    0.97%
  Ratio of net investment income to average net assets..............    4.50%    5.19%    5.85%    6.31%    5.95%
  Ratio of expenses to average net assets*..........................    1.16%    1.16%    1.16%    1.17%    1.17%
  Portfolio turnover................................................  178.47%  122.65%   76.59%   27.39%   41.02%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                                                     Balanced Fund
                                                                     ---------------------------------------------
                                                                                 Year Ended August 31,
                                                                     ---------------------------------------------
                                                                       2003     2002      2001      2000     1999
                                                                     -------  -------   -------   -------  -------
Net Asset Value, Beginning of Year.................................. $ 10.77  $ 11.88   $ 13.86   $ 13.62  $ 12.37
                                                                     -------  -------   -------   -------  -------
Investment Activities
  Net investment income.............................................    0.23     0.28      0.29      0.31     0.34
  Net realized/unrealized gains (losses) on investment transactions.    0.80    (1.11)    (1.96)     1.37     1.90
                                                                     -------  -------   -------   -------  -------
    Total from Investment Activities................................    1.03    (0.83)    (1.67)     1.68     2.24
                                                                     -------  -------   -------   -------  -------
Distributions
  Net investment income.............................................   (0.24)   (0.28)    (0.31)    (0.31)   (0.34)
  Net realized gains on investment transactions.....................      --       --        --     (1.13)   (0.65)
                                                                     -------  -------   -------   -------  -------
    Total Distributions.............................................   (0.24)   (0.28)    (0.31)    (1.44)   (0.99)
                                                                     -------  -------   -------   -------  -------
Net Asset Value, End of Year........................................ $ 11.56  $ 10.77   $ 11.88   $ 13.86  $ 13.62
                                                                     =======  =======   =======   =======  =======
Total Return (excludes sales charge)................................    9.93%   (7.13)%  (12.12)%   13.06%   18.51%

Ratios/Supplemental Data:
  Net Assets at end of year (000)................................... $71,552  $54,957   $60,249   $70,636  $56,571
  Ratio of expenses to average net assets...........................    0.77%    0.77%     0.75%     0.76%    0.67%
  Ratio of net investment income to average net assets..............    2.16%    2.36%     2.39%     2.38%    2.52%
  Ratio of expenses to average net assets*..........................    1.34%    1.34%     1.32%     1.35%    1.35%
  Portfolio turnover................................................   81.13%   65.87%    84.73%   124.49%   99.94%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                                           Equity Fund
                                                        ------------------------------------------------
                                                                      Year Ended August 31,
                                                        ------------------------------------------------
                                                          2003     2002       2001      2000      1999
                                                        -------  -------   --------   --------  --------
Net Asset Value, Beginning of Year..................... $  6.49  $ 10.78   $  17.48   $  18.16  $  15.06
                                                        -------  -------   --------   --------  --------
Investment Activities
  Net investment income................................    0.06     0.07       0.09       0.07      0.06
  Net realized/unrealized gains (losses) on investment
   transactions........................................    0.64    (2.39)     (3.13)      2.52      4.06
                                                        -------  -------   --------   --------  --------
    Total from Investment Activities...................    0.70    (2.32)     (3.04)      2.59      4.12
                                                        -------  -------   --------   --------  --------
Distributions
  Net investment income................................   (0.07)   (0.07)     (0.09)     (0.06)    (0.06)
  Net realized gains on investment transactions........      --    (1.90)     (3.57)     (3.21)    (0.96)
                                                        -------  -------   --------   --------  --------
    Total Distributions................................   (0.07)   (1.90)     (3.66)     (3.27)    (1.02)
                                                        -------  -------   --------   --------  --------
Net Asset Value, End of Year........................... $  7.12  $  6.49   $  10.78   $  17.48  $  18.16
                                                        =======  =======   ========   ========  ========
Total Return (excludes sales charge)...................   10.72%  (24.99)%   (19.60)%    15.70%    27.92%

Ratios/Supplemental Data:
  Net Assets at end of year (000)...................... $47,793  $56,753   $109,685   $151,163  $183,777
  Ratio of expenses to average net assets..............    1.10%    1.08%      1.06%      1.07%     1.08%
  Ratio of net investment income to average net assets.    0.94%    0.79%      0.76%      0.38%     0.33%
  Ratio of expenses to average net assets*.............    1.29%    1.27%      1.25%      1.26%     1.27%
  Portfolio turnover...................................   36.48%   97.98%    124.00%    114.90%   120.70%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                                                    Growth Equity Fund
                                                                     ------------------------------------------------
                                                                                   Year Ended August 31,
                                                                     ------------------------------------------------
                                                                       2003     2002      2001       2000      1999
                                                                     -------  -------   -------   --------   --------
Net Asset Value, Beginning of Year.................................. $  8.47  $  9.95   $ 16.57   $  15.46   $  11.25
                                                                     -------  -------   -------   --------   --------
Investment Activities
  Net investment income (loss)......................................    0.03       --     (0.04)     (0.04)        --
  Net realized/unrealized gains (losses) on investment transactions.    0.37    (1.48)    (6.17)      3.10       4.67
                                                                     -------  -------   -------   --------   --------
    Total from Investment Activities................................    0.40    (1.48)    (6.21)      3.06       4.67
                                                                     -------  -------   -------   --------   --------
Distributions
  Net investment income.............................................   (0.03)      --        --         --      (0.02)
  Net realized gains on investment transactions.....................      --       --     (0.41)     (1.95)     (0.44)
                                                                     -------  -------   -------   --------   --------
    Total Distributions.............................................   (0.03)      --     (0.41)     (1.95)     (0.46)
                                                                     -------  -------   -------   --------   --------
Net Asset Value, End of Year........................................ $  8.84  $  8.47   $  9.95   $  16.57   $  15.46
                                                                     =======  =======   =======   ========   ========
Total Return (excludes sales charge)................................    4.75%  (14.83)%  (38.04)%    20.45%     42.19%

Ratios/Supplemental Data:
  Net Assets at end of year (000)................................... $86,236  $76,585   $89,439   $175,449   $135,376
  Ratio of expenses to average net assets...........................    1.08%    1.08%     1.07%      1.07%      1.09%
  Ratio of net investment income (loss) to average net assets.......    0.39%    0.03%    (0.27)%    (0.23)%     0.01%
  Ratio of expenses to average net assets*..........................    1.27%    1.27%     1.26%      1.28%      1.28%
  Portfolio turnover................................................   32.67%   42.81%    70.46%    124.30%    124.80%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights


                                                                       Small Cap Equity Fund
                                                        -----------------------------------------------
                                                                Year Ended August 31,         Period Ended
                                                        ------------------------------------   August 31,
                                                          2003     2002      2001      2000     1999(a)
                                                        -------  -------   -------   -------  ------------
Net Asset Value, Beginning of Period................... $ 10.61  $ 12.11   $ 12.54   $ 10.47     $10.00
                                                        -------  -------   -------   -------     ------
Investment Activities
  Net investment income................................    0.02     0.01      0.02      0.03       0.02
  Net realized/unrealized gains (losses) on investment
   transactions........................................    1.82    (1.18)    (0.36)     2.21       0.46
                                                        -------  -------   -------   -------     ------
    Total from Investment Activities...................    1.84    (1.17)    (0.34)     2.24       0.48
                                                        -------  -------   -------   -------     ------
Distributions
  Net investment income................................   (0.02)   (0.01)    (0.03)    (0.04)     (0.01)
  Net realized gains on investment transactions........      --    (0.32)    (0.06)    (0.13)        --
                                                        -------  -------   -------   -------     ------
    Total Distributions................................   (0.02)   (0.33)    (0.09)    (0.17)     (0.01)
                                                        -------  -------   -------   -------     ------
Net Asset Value, End of Period......................... $ 12.43  $ 10.61   $ 12.11   $ 12.54     $10.47
                                                        =======  =======   =======   =======     ======
Total Return (excludes sales charge)...................   17.48%   (9.87)%   (2.69)%   21.60%      4.77%(b)

Ratios/Supplemental Data:
  Net Assets at end of period (000).................... $14,062  $10,314   $ 7,454   $ 8,042     $7,390
  Ratio of expenses to average net assets..............    0.78%    0.71%     0.66%     0.52%      0.70%(c)
  Ratio of net investment income to average net assets.    0.22%    0.13%     0.18%     0.28%      0.37%(c)
  Ratio of expenses to average net assets*.............    1.35%    1.45%     1.40%     1.47%      1.63%(c)
  Portfolio turnover...................................   36.52%   68.42%   118.56%   164.17%     74.58%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period February 17, 1999 (commencement of operations) through August 31, 1999.
(b) Not annualized.
(c) Annualized.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

              Trustees and Officers of American Performance Funds

Officers and Interested Trustees. The table below sets forth certain information about each of the Trust's Interested Trustees, as well as its officers.

                                                                                 Number of
                                                                                 Portfolios
                                        Term of Office;                           in Fund         Other
                       Position(s) Held Term Served in  Principal Occupation(s)   Complex   Directorships/1/
Name, Address, and Age    with Trust        Office        During Past 5 Years     Overseen        Held
---------------------- ---------------- --------------- ------------------------ ---------- -----------------
  Walter B. Grimm*     Trustee,         Indefinite      From June 1992 to            12     Trustee:
  3435 Stelzer Road    Chairman and     7/93--present   present, an employee of             Coventry Group
  Columbus, OH 43219   President        (Trustee)       BISYS Fund Services,                (16 portfolios);
  Age: 58                               10/93--present  Inc.                                Trustee: Legacy
                                        (Chairman and                                       Funds Group (3
                                        President)                                          portfolios);
                                                                                            Trustee:
                                                                                            Performance
                                                                                            Funds Trust (6
                                                                                            portfolios);
                                                                                            Trustee: Variable
                                                                                            Insurance Funds
                                                                                            (27 portfolios).

  Trent Statczar       Treasurer        Indefinite      From June 1993 to            12     None
  3435 Stelzer Road                     4/02--present   present, an employee of
  Columbus, OH 43219                                    BISYS Fund Services,
  Age: 32                                               Inc.

  William J. Tomko     Assistant        Indefinite      From 1986 to present, an     12     None
  3435 Stelzer Road    Treasurer        4/02--present   employee of BISYS
  Columbus, OH 43219                                    Fund Services, Inc.
  Age: 45

  Sue A. Walters       Vice President,  Indefinite      From July 1990 to            12     None
  3435 Stelzer Road    Anti-Money       10/02--present  present, an employee of
  Columbus, OH 43219   Laundering                       BISYS Fund Services,
  Age: 52              Officer                          Inc.

  Peter M. Sullivan    Secretary        Indefinite      From November 2001 to        12     None
  60 State Street                       1/03--present   present, an employee of
  Suite 1300                                            BISYS Fund Services;
  Boston, MA 02109                                      from August 1998 to
  Age: 35                                               November 2001, an
                                                        attorney with Goodwin
                                                        Procter LLP.

  Karen L. Blair       Assistant        Indefinite      From June 1997 to            12     None
  3435 Stelzer Road    Secretary        4/01--present   present, an employee of
  Columbus, OH 43219                                    BISYS Fund Services,
  Age: 37                                               Inc.

  Alaina V. Metz       Assistant        Indefinite      From June 1995 to            12     None
  3435 Stelzer Road    Secretary        7/95--present   present, an employee of
  Columbus, OH 43219                                    BISYS Fund Services,
  Age: 36                                               Inc.

--------
* Mr. Grimm may be deemed to be an "interested person," as defined by the 1940 Act, because of his employment with BISYS Fund Services, Inc., the Funds' Administrator and Underwriter.
/1/ Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

AMERICAN PERFORMANCE FUNDS

Independent Trustees. The following table sets forth certain information about the Trust's Independent Trustees.

                                                                                     Number of
                                                                                     Portfolios      Other
                                           Term of Office;                            in Fund   Directorships/1/
                          Position(s) Held Term Served in   Principal Occupation(s)   Complex       Held by
 Name, Address, and Age      with Trust        Office         During Past 5 Years     Overseen      Trustee
 ----------------------   ---------------- --------------- ------------------------- ---------- ---------------

Michael J. Hall               Trustee       Indefinite     From September 1998 to        12         Matrix
10701 East Ute Street                       8/90--present  present, Vice President                  Service
Tulsa, OK 74116-1517                                       Finance, Chief Financial                 Company
Age: 59                                                    Officer and Director,
                                                           Matrix Service Company
                                                           (maintenance and
                                                           construction services).

I. Edgar Hendrix              Trustee       Indefinite     From November 2002 to         12         Matrix
6835 South Canton Ave.                      7/90--present  present, Vice President                  Service
Tulsa, OK 74136                                            and Chief Financial                      Company
Age: 59                                                    Officer, Loudfire, Inc.
                                                           (Software technology);
                                                           from November 2002 to
                                                           present, Director, Matrix
                                                           Service Company; from
                                                           July 2000 to October
                                                           2002, Executive V.P. and
                                                           Chief Financial Officer,
                                                           Spectrum Field Services,
                                                           Inc. (natural gas
                                                           services); from July 1976
                                                           to 1999, Vice-President
                                                           and Treasurer, Parker
                                                           Drilling Company.

Perry A. Wimpey               Trustee       Indefinite     From January 1992 to          12         None
4843 South 69th East Ave.                   7/90--present  present, Local Financial
Tulsa, OK 74145                                            and Regulatory
Age: 71                                                    Consultant.

--------
/1/ Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

The Statement of Additional Information ("SAI") includes additional information about the Trust's directors and officers. To obtain a copy of the SAI, without charge, call (800) 762-7085.

AMERICAN PERFORMANCE FUNDS

             Investment Adviser

             BOk Investment Advisers, Inc.
             Bank Oklahoma Tower
             Tulsa, Oklahoma 74103

             Administrator & Distributor

             BISYS Fund Services
             3435 Stelzer Road
             Columbus, Ohio 43219

             Legal Counsel

             Ropes & Gray LLP
             One Metro Center
             700 12th Street, NW
             Suite 900
             Washington, DC 20005

             Auditors

             KPMG LLP
             191 West Nationwide Blvd.
             Suite 500
             Columbus, Ohio 43215


             Ann-10/03

Item 2.   Code of Ethics.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.
     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 10 (a)(1).

Item 3.   Audit Committee Financial Expert.

          (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

               (i) Has at least one audit committee financial expert serving on its audit committee; or

               (ii) Does not have an audit committee financial expert serving on its audit committee.

          (2) If the registrant provides the disclosure required by paragraph
          (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

               (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

               (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

          (3) If the registrant provides the disclosure required by paragraph
          (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial experts are Michael Hall, J. Edgar Hendrix, Perry Wimpey. They are independent trustees.

Item 4.   Principal Accountant Fees and Services.

          (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

          (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
          (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

          (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

          (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

               (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

          (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

          (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

          (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Only effective for annual reports with periods ending on or after December 15, 2003.

Item 5.   Audit Committee of Listed Registrants.
Not applicable.

Item 6.   [Reserved]


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

          A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities. Not applicable.

Item 8.   [Reserved]

Item 9.   Controls and Procedures.

          (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits.

          (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

          (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.
The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

          (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2). Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

          (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      American Performance Funds
            --------------------------------------------------------------------

By (Signature and Title)*    /s/. Trent Statczar       Trent Statczar, Treasurer
                         -------------------------------------------------------

Date          10/31/03
    -----------------------------
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/. Trent Statczar       Trent Statczar, Treasurer
                         -------------------------------------------------------

Date          10/31/03
    -----------------------------

By (Signature and Title)*    /s/. Walter B. Grimm     Walter B. Grimm, President
                         ------------------------------------------------------

Date          10/31/03
    -----------------------------

* Print the name and title of each signing officer under his or her signature.


   All Section 302 certifications should be included in one EDGAR EX-99.CERT exhibit document and all Section 906 certifications should be included in a separate EDGAR EX-99.906CERT exhibit document to Form N-CSR. [Don't include this language in the filing.]